Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Asia Pacific Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Asia Pacific Growth Fund was created in 1996, and I am pleased to present its fourth Semi-Annual Report. As of May 31, 2000, the fund's net assets totaled $52.2 million with 49% of the fund's holdings in Japan. This stock fund provides investors with significant long-term opportunities from an extremely well-researched portfolio of more than 90 corporations across 12 Asian and Pacific Rim countries. The stocks selected, in many cases, are internationally recognized industry leaders with a median market capitalization of over $2 billion.

This report covers the first half of the fund's fiscal year, which is the six-month reporting period from December 1, 1999 through May 31, 2000. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers international market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

The last six months proved to be volatile for the world's markets, including the Asian Pacific region. However, the fund's management team sees many signs of a continued recovery. While there will inevitably be periods of difficulty, we believe that the rewards go to the patient investor in such strong corporations such as: NEC, Samsung Electronics, Sony, and SK Telecom.1

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

Individual share class total return performance for the six-month reporting period, including realized gains, is as follows:2

	Total Return	Net Asset Value Change
Class A Shares	(17.60%)	$13.58 to $11.19 = (17.60%)
Class B Shares	(17.98%)	$13.24 to $10.86 = (17.98%)
Class C Shares	(18.00%)	$13.28 to $10.89 = (18.00%)

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular basis, you can buy more fund shares when prices are low, and fewer when prices are high.3

As we continue to emerge from a volatile period, I thank you for the patience you have shown as a shareholder of Federated Asia Pacific Growth Fund. The fund's strong performance of 1999 would be difficult to repeat in 2000, however, over the long-term, the average annual return of the fund has been positive. Also, with over half of the world's population in India and mainland China, we are very optimistic about the potential for export opportunities for the Pacific Rim countries.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (22.13%), (22.49%) and (18.82%), respectively.

3 Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Alexandre de Bethmann

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the first half of the fund's fiscal year and the state of the Asian economy?

The fund's performance, which in 1999 benefited handsomely from its technology exposure, so far this year has been hurt by the same allocation. We are still bullish on technology, however, we have since consolidated a number of our positions.

Regarding the state of the Asian economy, we believe that the recovery for the region is well on track. Specifically, we have seen the Japanese recovery led so far by public spending with consumption still lagging. We expect consumption to pick-up modestly over the next 12 months. Slow, ongoing corporate restructuring in Japan moving forward creates further upside to the outlook.

Economies in Hong Kong and Singapore continue to lag in the overall region's recovery, though exports have been strongly fueled by growth in the United States.

On a purely growth basis, Korea has been accelerating forward. This economic growth, however, has been tempered by concerns over the Chaebol economy and investment trust restructuring.

Growth in Taiwan has been driven by electronic exports, and China continues to show a 7% growth, while World Trade Organization's acceptance further strengthened the country's prospects.

Finally, countries like Thailand, Malaysia and Indonesia continue to have significant systematic risk factors which limit growth, in our view.

How did Federated Asia Pacific Growth Fund perform?

The six-month total return for Class A Shares was (17.60)% based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were (17.98%) and (18.00%), respectively.1 The fund's returns underperformed the (8.76%) average total return of 50 Pacific Region funds tracked by Lipper Analytical Services2 and were also below the (5.61%) total return of the fund's benchmark, the Morgan Stanley Capital International Combined Asia Pacific Index.3 The technology sector's growth, though strong in 1999, just did not continue in the Pacific Rim countries following the sell-off in the U.S. technology sector.

What is your current strategy?

We will continue to identify attractively priced companies with solid financial positions, improving market shares and good earnings growth, such as SK Telecom, Sony, Samsung Electronics and ERG Ltd.

What countries were represented in the fund's portfolio as of May 31, 2000?

As of May 31, 2000, the country allocations were:

Country	Percentage of Net Assets as of May 31, 2000	Percentage of Net Assets as of Nov. 30, 1999
Japan (developed)	49.12%	59.50%
Hong Kong (developed)	7.27%	5.18%
Taiwan (emerging)	6.83%	0.23%
Korea (emerging)	6.62%	8.08%
Australia (developed)	5.03%	9.53%
United States (developed)	5.01%	5.44%
Singapore (developed)	3.87%	7.25%
India (emerging)	3.10%	5.36%
Malaysia (emerging)	2.93%	0.00%
Indonesia (emerging)	1.60%	1.76%
China (emerging)	1.52%	0.51%
Thailand (emerging)	0.00%	0.49%
Philippines (emerging)	0.00%	0.41%

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (22.13%), (22.49%) and (18.82%), respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 The Morgan Stanley Capital International Combined Asia Pacific Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchange of 13 countries in the Pacific and Asian regions. Investments cannot be made in an index.

What were the fund's top ten holdings as of May 31, 2000?

The fund's top ten holdings were:

Security Name	Country	Sector	Percentage of Net Assets
NEC Corp.	Japan	Technology Hardware & Equipment	2.9%
Kyocera Corp.	Japan	Technology Hardware & Equipment	2.4%
Tokyo Electric Power Co.	Japan	Utilities	2.3%
Hirose Electric Co.	Japan	Technology Hardware & Equipment	2.1%
Shinkawa Ltd.	Japan	Technology Hardware & Equipment	2.1%
Samsung Electronics Co.	Korea	Technology Hardware & Equipment	2.0%
Sumitomo Metal Mining Co.	Japan	Materials	1.9%
Nippon Electric Glass Co., Ltd.	Japan	Capital Goods	1.8%
Taiyo Yuden Co.	Japan	Technology Hardware & Equipment	1.8%
NTT Mobile Communication Network, Inc.	Japan	Telecommunication Services	1.7%
TOTAL			21.0%

What is your current outlook for Asian Pacific markets?

We continue to see upside in the Asian Pacific markets on a select basis. Specifically, we remain optimistic on the Japanese arena given reasonable valuation levels of their equities, economic recovery potential, and continued corporate restructuring. While we remain bullish on established technology names such as NEC Corp. and Shinkawa Ltd., we believe that further rotation into old economy names is a prudent approach.

Moreover, a peaking in U.S. interest rates in the second half should help dollar-linked markets like Hong Kong perform. The potential for a recovery in the Hong Kong economy also provides upside. Short-term, we see opportunities in Taiwan, while Korea looks like a good long-term bet once visibility concerning the Chaebol economy restructuring occurs. Finally, it is important to remember that the Asian recovery, for the most part, has been export driven. A significant slowdown in the United States could dampen the region's growth prospects unless a domestic consumption recovery accelerates.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value in U.S. Dollars
		COMMON STOCKS--88.3%
		Automobiles & Components--2.0%
1,167,000		Brilliance China Automotive Holdings, Ltd.	$182,712
102,000		Yamaha Motor Co.	866,534

		TOTAL	1,049,246

		Banking--2.9%
905		Australia & New Zealand Banking Group, Melbourne	6,274
45,500		Dao Heng Bank Group Ltd.	184,517
28,000		Housing & Commercial Bank, Korea	508,189
3,000,000		PT Bank Central Asia	486,957
171,000		Wing Hang Bank Ltd.	339,048

		TOTAL	1,524,985

		Capital Goods--15.1%
89,000		Amada Co., Ltd.	768,488
48,000		Asahi Glass Co., Ltd.	445,216
17,000		Canon Inc.	782,879
14,000		Enplas Corp.	721,415
133,800		ERG Ltd.	632,667
600,000		Flextech Holdings Ltd.	363,458
102,000		Hong Leong Industries Berhad	346,263
88,000		Makita Corp.	835,839
50,000		Nippon Electric Glass Co., Ltd.	924,748
59,000		Nippon Thompson	735,685
480,000		Renong Berhad	298,105
5,600		Sony Corp.	506,940
31,000		Tostem Corp.	510,886

		TOTAL	7,872,589

		Commercial Services & Supplies--0.8%
554,000		Cosco Pacific Ltd.	412,358
47		Kumho Electric	460

		TOTAL	412,818

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Consumer Durables & Apparel--1.7%
48,000		Sharp Corp.	$864,584

		Diversified Financials--1.5%
18,700		Hutchison Whampoa Ltd.	215,384
29,400		ICICI Ltd., ADR	573,300

		TOTAL	788,684

		Energy - Oil & Gas--0.9%
55,000		Fuji Oil Co., Ltd.	469,291

		Food Beverage & Tobacco--2.1%
20,200		Coca-Cola West Japan Co., Ltd.	618,913
20,000		Katokichi Co.	501,369

		TOTAL	1,120,282

		Hotels Restaurants & Leisure--0.6%
115,000		Tanjong PLC	323,816

		Materials--3.3%
1,473,000		Shanghai Petrochemical Co., Ltd., Class H	181,473
239,000		Sumitomo Metal Mining Co.	1,009,656
138,000		Toray Industries, Inc.	525,324

		TOTAL	1,716,453

		Media--7.5%
539,000	[1]	BMCMedia.com Ltd.	215,438
4,980		Cheil Communications, Inc.	590,810
547,015	[1]	Isis Communications Ltd.	156,173
41,000		News Corp. Ltd.	463,748
550		Nippon TV Network, New Shares	365,628
280		Nippon TV Network	192,117
68,000		Publishing and Broadcasting Ltd.	500,881
22,100		Singapore Press Holdings Ltd.	332,772
73,500		Television Broadcasting	476,339
98,000		Toei Co.	646,024

		TOTAL	3,939,930

		Mining--0.5%
1,450,000		Yanzhou Coal Mining Co., Class H	256,794

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--1.1%
113,600		China Pharmaceutical Enterprise and Investment Corp., Ltd., Warrants	$1,137
15,900		Ono Pharmaceutical Co., Ltd.	575,739

		TOTAL	576,876

		Real Estate--3.2%
740,000		Amoy Properties Ltd.	439,218
83,000		Hunet, Inc.	604,939
19,600		Meiwa Estate	616,907

		TOTAL	1,661,064

		Retailing--2.0%
19,400		Autobacs Seven Co.	563,781
28,500		Shimachu Co.	475,772

		TOTAL	1,039,553

		Services--1.0%
15,000		Focus Systems Corp.	515,296

		Software & Services--3.4%
1,712		Aptech Ltd.	25,302
24,200		Daiwabo Information System Co., Ltd.	375,229
717	[1]	Handysoft Corp.	19,647
111		Jang Media Interactive Corp., Rights	1,720
10,000		NIIT Ltd.	441,984
376,200		PowerLan Ltd.	234,143
31,000	[1]	ST Assembly Test Services Ltd.	92,105
6,300	[1]	ST Assembly Test Services Ltd., ADR	194,513
111,510	[1]	Securenet Ltd.	416,352

		TOTAL	1,800,995

		Technology Hardware & Equipment--24.8%
22,900		Anam Semiconductor, Inc.	280,801
81,500		Chartered Semiconductor Manufacturing	775,810
575,000		GES International Ltd.	457,784
7,900		Hirose Electric	1,106,829
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
11,950		Hyundai Electronics Industries Co.	$186,206
7,500		Kyocera Corp.	1,245,068
50,000		Malaysian Pacific Industries	562,500
22,500	[1,2]	Mosel Vitelic, Inc., GDR	604,688
60,000		NEC Corp.	1,520,821
15,000		Nikon Corp.	413,630
3,855		Samsung Electronics Co.	1,051,209
23,200		Shinkawa Ltd.	1,087,786
131,839	[1]	Taiwan Semiconductor Manufacturing Co.	671,818
6,900	[1]	Taiwan Semiconductor Manufacturing Co., ADR	243,656
12,000		Taiyo Yuden Co.	911,378
284,600	[1]	United Microelectronics Corp.	863,684
213,000		Varitronix International Ltd.	367,654
19,980	[1,2]	Winbond Electronics Corp., GDR	603,096

		TOTAL	12,954,418

		Telecommunication Services--9.5%
60,000	[1]	China Telecom (Hong Kong) Ltd.	448,523
70		DDI Corp.	714,916
34		NTT Mobile Communication Network, Inc.	877,582
48		Nippon Telegraph & Telephone Corp.	570,447
51,800		PT Telekomunikasi Indonesia, Class CS, ADR	349,650
2,400		SK Telecom Co., Ltd.	818,061
20,200		Videsh Sanchar Nigam Ltd.	577,466
330,000		Yageo Corp.	578,384

		TOTAL	4,935,029

		Transportation--1.4%
432,000	[1]	New World Infrastructure	360,358
2,756,000		Zhejiang Expressway Co., Ltd.	353,685

		TOTAL	714,043

		Utilities--3.0%
2,420,000	[2]	Beijing Datang Power	369,572
47,000		Tokyo Electric Power Co.	1,173,855

		TOTAL	1,543,427

		TOTAL COMMON STOCKS (IDENTIFIED COST $45,434,354)	46,080,173

Principal Amount			Value in U.S. Dollars
		REPURCHASE AGREEMENT--4.6%[3]
$2,420,000		Paribas Corp., 6.58%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	$2,420,000

		TOTAL INVESTMENTS (IDENTIFIED COST $47,854,354)[4]	$48,500,173

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At May 31, 2000, these securities amounted to $1,577,356 which represents 3.0% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $47,854,354. The net unrealized appreciation of investments on a federal tax basis amounts to $645,819 which is comprised of $4,858,882 appreciation and $4,213,063 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($52,202,580) at May 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $47,854,354)		$48,500,173
Cash		9,934
Cash denominated in foreign currencies (identified cost $2,879,810)		2,854,859
Income receivable		61,538
Receivable for investments sold		1,938,119
Receivable for shares sold		408,447
Deferred organizational costs		8,365

TOTAL ASSETS		53,781,435

Liabilities:
Payable for investments purchased	$1,473,884
Payable for shares redeemed	93,223
Net payable for foreign currency exchange contracts	884
Accrued expenses	10,864

TOTAL LIABILITIES		1,578,855

Net assets for 4,739,116 shares outstanding		$52,202,580

Net Assets Consist of:
Paid-in capital		$47,409,060
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		654,737
Accumulated net realized gain on investments and foreign currency transactions		4,509,761
Accumulated net operating loss		(370,978)

TOTAL NET ASSETS		$52,202,580

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($23,893,704 ÷ 2,134,868 shares outstanding)		$11.19

Offering Price Per Share (100/94.50 of $11.19)[1]		$11.84

Redemption Proceeds Per Share		$11.19

Class B Shares:
Net Asset Value Per Share ($17,781,449 ÷ 1,637,464 shares outstanding)		$10.86

Offering Price Per Share		$10.86

Redemption Proceeds Per Share (94.50/100 of $10.86)[1]		$10.26

Class C Shares:
Net Asset Value Per Share ($10,527,427 ÷ 966,784 shares outstanding)		$10.89

Offering Price Per Share		$10.89

Redemption Proceeds Per Share (99.00/100 of $10.89)[1]		$10.78

1 See "What Do Shares Cost?" in Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $21,069)		$202,388
Interest		114,562

TOTAL INCOME		316,950

Expenses:
Investment adviser fee	$324,211
Administrative personnel and services fee	92,501
Custodian fees	43,636
Transfer and dividend disbursing agent fees and expenses	26,228
Directors'/Trustees' fees	442
Auditing fees	8,718
Legal fees	5,701
Portfolio accounting fees	40,277
Distribution services fee--Class B Shares	78,128
Distribution services fee--Class C Shares	48,774
Shareholder services fee--Class A Shares	31,415
Shareholder services fee--Class B Shares	26,042
Shareholder services fee--Class C Shares	16,258
Share registration costs	27,989
Printing and postage	18,691
Insurance premiums	538
Taxes	2,107
Miscellaneous	7,636

TOTAL EXPENSES	799,292

Waiver:
Waiver of investment adviser fee	(123,983)

Net expenses		675,309

Net operating loss		(358,359)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $433,419)		6,295,429
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(15,064,563)

Net realized and unrealized loss on investments and foreign currency transactions		(8,769,134)

Change in net assets resulting from operations		$(9,127,493)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(358,359)	$(262,366)
Net realized gain on investments and foreign currency transactions ($6,295,429 and $(5,078,119) respectively, as computed for federal tax purposes)	6,295,429	5,049,405
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(15,064,563)	14,356,477

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(9,127,493)	19,143,516

Share Transactions:
Proceeds from sale of shares	107,775,407	95,821,836
Cost of shares redeemed	(100,960,279)	(71,557,870)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,815,128	24,263,966

Change in net assets	(2,312,365)	43,407,482

Net Assets:
Beginning of period	54,514,945	11,107,463

End of period	$52,202,580	$54,514,945

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,			Period Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$13.58	$ 6.40	$ 7.81	$10.25	$10.00
Income From Investment Operations:
Net operating loss	(0.05)	(0.07)[2]	(0.05)	(0.03)	(0.00)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.34)	7.25	(1.36)	(2.41)	0.25

TOTAL FROM INVESTMENT OPERATIONS	(2.39)	7.18	(1.41)	(2.44)	0.25

Net Asset Value, End of Period	$11.19	$13.58	$ 6.40	$ 7.81	$10.25

Total Return[4]	(17.60%)	112.19%	(18.05%)	(23.80%)	2.50%

Ratios to Average Net Assets:

Expenses	1.86%[5]	1.85%	1.85%	1.85%	1.85%[5]

Net operating loss	(0.78%)[5]	(0.78%)	(0.35%)	(0.53%)	--

Expense waiver/reimbursement[6]	0.42%[5]	1.90%	3.78%	4.77%	7.02%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$23,894	$25,883	$6,345	$7,297	$4,593

Portfolio turnover	191%	260%	347%	193%	99%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,			Period Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$13.24	$ 6.29	$ 7.73	$10.19	$10.00
Income From Investment Operations:
Net operating loss	(0.08)	(0.14)[2]	(0.07)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.30)	7.09	(1.37)	(2.38)	0.22

TOTAL FROM INVESTMENT OPERATIONS	(2.38)	6.95	(1.44)	(2.46)	0.19

Net Asset Value, End of Period	$10.86	$13.24	$ 6.29	$ 7.73	$10.19

Total Return[3]	(17.98%)	110.49%	(18.63%)	(24.14%)	1.90%

Ratios to Average Net Assets:

Expenses	2.61%[4]	2.60%	2.60%	2.60%	2.60%[4]

Net operating loss	(1.53%)[4]	(1.53%)	(1.10%)	(1.25%)	(0.86%)[4]

Expense waiver/reimbursement[5]	0.42%[4]	1.90%	3.78%	4.77%	7.02%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$17,781	$16,414	$4,154	$3,606	$2,273

Portfolio turnover	191%	260%	347%	193%	99%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,			Period Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$13.28	$ 6.31	$ 7.74	$10.20	$10.00
Income From Investment Operations:
Net operating loss	(0.11)	(0.16)[2]	(0.08)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.28)	7.13	(1.35)	(2.34)	0.25

TOTAL FROM INVESTMENT OPERATIONS	(2.39)	6.97	(1.43)	(2.46)	0.20

Net Asset Value, End of Period	$10.89	$13.28	$ 6.31	$ 7.74	$10.20

Total Return[3]	(18.00%)	110.46%	(18.48%)	(24.12%)	2.00%

Ratios to Average Net Assets:

Expenses	2.61%[4]	2.60%	2.60%	2.60%	2.60%[4]

Net operating loss	(1.55%)[4]	(1.53%)	(1.10%)	(1.22%)	(0.90%)[4]

Expense waiver/reimbursement[5]	0.42%[4]	1.90%	3.78%	4.77%	7.02%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$10,527	$12,218	$608	$511	$397

Portfolio turnover	191%	260%	347%	193%	99%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $1,646,959, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2000, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Purchased:
6/2/2000	43,522,833 Japanese Yen	$404,977	$404,093	$(884)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. Dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. Dollars based on the rates of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from the registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Shares of Par Value Capital Stock Authorized
Class A	100,000,000
Class B	100,000,000
Class C	50,000,000
TOTAL	250,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,888,527	$78,916,459	3,513,629	$37,092,463
Shares redeemed	(5,658,930)	(78,242,715)	(2,599,262)	(26,900,386)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	229,597	$673,744	914,367	$10,192,077

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,067,138	$14,593,216	4,590,130	$43,254,286
Shares redeemed	(669,260)	(8,992,070)	(4,010,557)	(38,130,180)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	397,878	$5,601,146	579,573	$5,124,106

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,045,589	$14,265,732	1,569,939	$15,475,087
Shares redeemed	(998,538)	(13,725,494)	(746,556)	(6,527,304)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	47,051	$540,238	823,383	$8,947,783

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	674,526	$6,815,128	2,317,323	$24,263,966

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the period ended May 31, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $48,248 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 2000, the Fund expensed $6,275 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended May 31, 2000, were as follows:

Purchases	$101,244,092
Sales	$100,458,095

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with the State Street Corporation. The LOC was made available for the extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not utilize the LOC during the period ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated Asia Pacific Growth Fund

Established 1996

4TH SEMI-ANNUAL REPORT

Federated
Federated Asia Pacific Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U102
Cusip 31428U201
Cusip 31428U300

G01934-02 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated European Growth Fund

President's Message

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and I am pleased to present its fourth Semi-Annual Report. As of May 31, 2000, the fund's net assets totaled $85.4 million and were invested in over 70 securities in Europe selected for their capital appreciation potential.

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 1999 through May 31, 2000. It begins with an interview with the fund's portfolio manager, Frank Semack, Vice President of Federated Global Investment Management Corp. Following his discussion of European market conditions and fund strategy are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

The fund offers shareholders significant long-term growth opportunities from a select portfolio of stocks issued by European companies.1 Despite the volatility that was present in the world's markets, the fund posted positive returns that were ahead of its benchmark index. Individual share class total return performance for the six-month reporting period, including realized gains, follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	6.16%	$1.05	$17.60 to $17.65 = 0.28%
Class B Shares	5.73%	$1.05	$17.11 to $17.06 = (0.29%)
Class C Shares	5.75%	$1.05	$17.06 to $17.01 = (0.29%)

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.35%, 0.25%, and 4.75%, respectively.

While the fund has provided shareholders with strong returns since its inception on February 28, 1996, it is important to remember that, as we have just experienced, there will inevitably be periods of short-term fluctuation. My recommendation to all mutual fund shareholders is to add to your investment account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3

Thank you for your continued confidence in Federated European Growth Fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

3 Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Frank Semack

Vice President

Federated Global Investment Management Corp.

Investment Review

The last six months looked like a roller-coaster ride. Why?

The "new economy" trinity of technology, media and telecommunications sectors ("TMT") contributed more than 100% of the markets' performance up to mid-March, while returns in the remaining sectors were, in most cases, negative.1

TMT surged, especially in February, with scant regard to valuations. A violent rotation in March out of TMT into the wasteland of "old economy" stocks narrowed the gap between old and new sector valuations and performance. Small-cap growth stocks were mauled so badly as to suggest the possible start of a bear market in that particular sub-sector.

At the same time, cyclically sensitive stocks lost massively in the first two months of the year, in stark contrast with the normal seasonal pattern. Energy stocks withered despite a run-up in oil prices from $25/barrell to $33/barrell by mid-March. Then, the sector started to do better just as oil prices gave back some strength. Defensive stocks, at best, elicited little more than a collective yawn from investors in the early part of the year before benefiting from "refugee" money from the TMT sector.

Financial stocks also had a tough time early in the year in the face of two 25 basis point hikes in official interest rates by the European Central Bank from 3% to 3.5% in the eurozone, and from 5.5% to 6.0% in the United Kingdom, by the end of the first quarter. There was a further rise in rates in Europe in late April to 3.75%.

1 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

The following "bargain" chart clearly displays the performance of various sectors during the period from November 30, 1999 to the "Ides of March," and the reversal of performance from March 10, 2000 through May 31, 2000. It was not an easy time for any money manager.

[Graphic Representation Omitted - See Appendix]

Source: Dow Jones Stoxx Index, Bloomberg

What changed in March to account for such a shift?

Nothing and everything, so to speak. The whole world had essentially behaved like a warrant on the NASDAQ and the Dow Jones Industrial Average, and the new economy/old economy switch that occurred in the United States was replicated overseas. There were other similarities, too. For instance, a corporate reporting season that generally went better than expected. Economic growth is running at a high rate in most Organization of Economic Cooperation and Development (OECD) countries, and inflation is still generally tame. However, the markets finally found it impossible to carry on rising indiscriminately against the trend of rising interest rates, especially in areas with extremely high valuations resting on little more than optimistic earnings estimates years into the future. Something had to give eventually--but of course, one could have argued that point just as convincingly at the end of 1999. Furthermore, Federal Reserve Board Chairman Alan Greenspan increased interest rates six times in the last 12 months, which reminded us of his fear of inflation time and time again.

What can you report about corporate activity in Europe?

It has continued at a high level. The most significant event was Vodafone's victory in its bid for Mannesmann, which signified the continuing moves towards consolidation throughout Europe. Additionally, France Telecom acquired Orange from Vodafone as part of the requirement for Vodafone's acquisition of Mannesmann.

Unfortunately, there were also important examples of failed mergers. For instance, an announced merger between Deutsche Bank and Dresdner Bank in Germany quickly ran into trouble and collapsed before shareholders had a chance to vote on it, while the Spanish government prevented a mooted combination between Spain's Telefonica and KPN of the Netherlands. Shortly thereafter, NTT DoCoMo of Japan bid for 15% of KPN's mobile unit.

Speaking of the telecommunications sector, do not forget the immense importance of the outcome of the third-generation licenses in the United Kingdom which raised £22.5bn, or around ten times the initially expected total for their government, thus putting unexpected additional financial burdens on the winners--Vodafone, British Telecom, Orange, and Deutsche Telekom through its subsidiary One-2-One. The whole sector subsequently came under pressure in Europe as investors began to worry about the implications of this for operators in Germany, France and elsewhere, although the licensing procedures will vary from market to market.

How did Federated European Growth Fund perform during the six-month reporting period from December 1, 1999 through May 31, 2000?

The fund produced six-month total returns of 6.16% for Class A Shares, 5.73% for Class B Shares, and 5.75% for Class C Shares, based on net asset value.2 These returns outperformed the overall return of the European market, as measured by the Morgan Stanley Capital International Europe Index, of 4.61%.3 The average total return of the 107 European region funds tracked by Lipper Analytical Services, Inc. was 10.88%.4

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 0.35%, 0.25% and 4.75%, respectively.

3 MSCI Europe Index is an unmanaged, market value-weighted average of over 530 securities listed on the stock exchanges of 15 countries in the European region. Investments cannot be made in an index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

How was Federated European Growth Fund allocated among sectors and what were the top ten holdings as of May 31, 2000?

The sector breakdown was as follows:

Sector	Percentage of Net Assets
Telecommunication Services	20.5%
Banks	16.6%
Technology Hardware & Equipment	10.4%
Media	8.4%
Food & Drug Retailing	5.4%
Utilities	4.4%
Energy	4.3%
Pharmaceuticals & Biotechnology	3.9%
Food, Beverage & Tobacco	3.5%
Sector	Percentage of Net Assets
Capital Goods	3.4%
Insurance	3.3%
Software & Services	2.5%
Materials	2.0%
Health Care Equipment & Services	0.8%

The top ten holdings were as follows:

Name	Country	Percentage of Net Assets	Market Capitalization ($ billion)
Telefonica SA	Spain	2.55%	$ 66.8

Vodafone Air Touch PLC	United Kingdom	2.54%	279.6

Credit Lyonnais SA	France	2.33%	13.3

Nokia Oyj	Finland	2.13%	241.8

Bouygues SA	France	2.06%	17.6

Energis PLC	United Kingdom	2.05%	11.8

Portugal Telecom SA	Portugal	2.05%	10.2

TotalFina SA, Class B	France	1.99%	113.4

Establissements Economiques du Casino Guichard-Perrachon	France	1.95%	6.8

Continente Cent Co.	Spain	1.93%	1.7

TOTAL		21.53%

What were some of the fund's recent stock purchases?

Some of the fund's recent purchases included the following companies:

Den Danske Bank (1.36% of net assets): Den Danske Bank is a Danish bank with good loan growth and low loan loss provisions, 15% earnings growth, and 15% return on equity. At 9.5 times price/earnings and 1.3 times book value, the stock is not expensive.

WPP Group (0.9% of net assets): WPP is a global advertising company based in the United Kingdom and is involved in industry consolidation through its recent acquisition of Young & Rubicam in the United States. WPP continues to benefit from a buoyant advertising market.

Alleanza (1.50% of net assets): Alleanza is a leader in the life insurance business in Italy with an improving expense ratio and strong balance sheet. The stock trades at a 20% discount to its appraisal value.

What is your outlook and current strategy?

As mentioned earlier, the economic situation in Europe remains favorable even though the weakness of the euro and surging oil prices have had a negative impact on short-term inflation prospects. There is no structural reason for the weakness of the euro except possibly the fact that currency rates nowadays appear to be largely driven by flows among equity markets. Until and unless Europe begins to be viewed as a much better alternative for equity investors than the United States or Japan, there may not be sufficient capital inflows at the margin to boost the euro.

As for the equity markets themselves, the volatility of share prices among the smaller TMT stocks more than doubled to around 50% annualized by the end of the first quarter, and volatility for the broad market also roughly doubled to around 25% annualized. These levels rose further in the second quarter, signifying the high degree of uncertainty among investors as to what returns they could reasonably expect. The fund had a high exposure to the TMT area in the first quarter, which benefited its performance in the first two months of the year. We reduced exposure in March in light of the growing uncertainties and volatility.

The Year 2000 TMT price to earnings ("P/E") ratios of around 45 are still nearly three times the level of non-TMT stocks' P/E ratios. The valuation disparities narrow considerably when adjusted for medium-term growth prospects, but even so, European TMT valuations are 1.5 times more expensive than in the United States. There may be some rotation back into technology issues on a more differentiated basis than was the case in the first part of 2000, but a sustained upturn is unlikely until the second half of the year. Performance from this point on is likely to be fully dependent on the ability of NASDAQ stocks to stabilize.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $5,000 in the Class A Shares of Federated European Growth Fund on 2/28/96, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $9,831 on 5/31/00. You would have earned a 17.21%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends and you gain the benefit of compounding.

As of 6/30/00, the Class A Shares' 1-year, 3-year and since inception (2/28/96) average annual total returns were 18.32%, 14.82% and 17.74%, respectively. Class B Shares' 1-year, 3-year and since inception (2/28/96) average annual total returns were 18.74%, 15.11% and 18.10%, respectively. Class C Shares' 1-year, 3-year and since inception (2/28/96) average annual total returns were 23.26%, 16.05% and 18.30%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total returns represent the change in the value of an investment after reinvesting all income and capital gains, and take into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for three years (reinvesting all dividends and capital gains) grew to $6,735.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated European Growth Fund on 2/28/96, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $4,000, but your account would have reached a total value of $6,7351 by 5/31/00. You would have earned an average annual total return of 13.34%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of European companies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value in U.S. Dollars
		COMMON STOCKS--89.4%
		Banks--16.6%
111,000		Abbey National Bank PLC, London	$1,477,906
280		Banco Santander Central Hispano, SA	2,745
98,400		Bank of Scotland, Edinburgh	927,927
13,200		Banque Nationale de Paris	1,191,470
52,147		Barclays PLC	1,357,397
79,978		Bca Fideuram Spa	1,210,263
223,000		Christiania Bank OG Kreditkasse	1,149,034
46,350	[1]	Credit Lyonnais SA	1,990,872
10,000		Den Danske Bank Group	1,162,224
18,000		Deutsche Bank AG	1,387,949
37,600		Dresdner Bank AG, Frankfurt	1,543,472
5,700		UBS AG	769,061

		TOTAL	14,170,320

		Capital Goods--3.4%
5,200		Legrand	1,070,691
7,000		Siemens AG	1,026,683
22,000		Skanska Ab, Class B	817,898

		TOTAL	2,915,272

		Energy--4.3%
2,500		Elf Aquitaine SA	520,819
177,500		Shell Transport & Trading Co.	1,469,934
10,800		TotalFina SA, Class B	1,701,812

		TOTAL	3,692,565

		Food & Drug Retailing--5.4%
12,500		Carrefour SA	884,553
90,040		Continente Cent Co.	1,646,455
18,720		Etablissements Economiques du Casino Guichard-Perrachon	1,667,890
95,400		Sainsbury (J) PLC	435,538

		TOTAL	4,634,436

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food Beverage & Tobacco--3.5%
101,000		Gallaher Group PLC	$526,113
71,000		Imperial Tobacco Group PLC	624,373
120,000		Scottish & Newcastle PLC	1,038,215
121,000		Unilever PLC	799,186

		TOTAL	2,987,887

		Health Care Equipment & Services--0.8%
90		Straumann Holding AG	111,967
640		Tecan AG	559,242

		TOTAL	671,209

		Insurance--3.3%
111,098		Alleanza Assicurazioni	1,279,027
1,600		Baloise Holdings Ltd.	1,499,526
1,600		Baloise Holdings Ltd., Warrants	5,299

		TOTAL	2,783,852

		Materials--2.0%
29,000		Bayer AG	1,120,100
35,000		CRH PLC	610,616

		TOTAL	1,730,716

		Media--8.4%
11,600		EM.TV & Merchandising	779,200
1,400		M6 Metropole Television	795,433
65,000		Reuters Group PLC	969,060
1,300		Tf1 - Tv Francaise	836,856
120,500		United News & Media PLC	1,521,424
66,000		WPP Group PLC	803,179
61,017		Wolters Kluwer NV	1,492,024

		TOTAL	7,197,176

		Pharmaceuticals & Biotechnology--3.9%
16,150		Aventis SA	1,050,180
27,500	[1]	Celltech PLC	400,108
20,100	[1]	Elan Corp. Plc, ADR	800,231
7,020		Schering AG	1,052,474
303		Smithkline Beecham Corp.	3,873

		TOTAL	3,306,866

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--2.5%
2,944	[1]	Articon Information Sytems AG	$179,903
75,200		CMG PLC	1,050,213
2,180		Intershop Communications AG	880,649

		TOTAL	2,110,765

		Technology Hardware & Equipment--10.4%
1,700	[1]	ADVA AG Optical Networking	904,028
28,500	[1]	ASM Lithography Holding NV	1,049,205
29,500		Alcatel	1,632,056
11,800		Koninklijke (Royal) Philips Electronics NV	526,882
77	[1]	Kudelski SA	856,443
35,000		Nokia Oyj	1,822,051
14,200	[1]	STMicroelectronics NV	850,225
61,200		Telefonaktiebolaget LM Ericsson	1,243,210

		TOTAL	8,884,100

		Telecommunication Services--20.5%
2,700		Bouygues SA	1,672,592
135	[1]	Bouygues SA	83,378
105,324		British Telecommunication PLC	1,527,669
96,000		Cable & Wireless PLC	1,602,227
24,464		Deutsche Telekom AG	1,517,775
46,100	[1]	Energis PLC	1,752,720
14,900		KPN NV	1,345,612
160,198		Portugal Telecom SA	1,748,643
70,000	[2]	Telecel - Comunicacoes Pessoais SA	1,136,333
121,000		Telecom Italia SpA	750,698
106,167		Telefonica SA	2,179,067
474,600		Vodafone AirTouch PLC	2,166,734

		TOTAL	17,483,448

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--4.4%
104,500		Scottish Power PLC	$829,030
8,000		Suez Lyonnaise des Eaux	1,343,448
15,000		Vivendi	1,609,338

		TOTAL	3,781,816

		TOTAL COMMON STOCKS (IDENTIFIED COST $74,911,492)	76,350,428

		REPURCHASE AGREEMENTS--10.7%[3]
$9,150,000		Paribas Corp., 6.58%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	9,150,000

		TOTAL INVESTMENTS (IDENTIFIED COST $84,061,492)[4]	$85,500,428

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the fund's Board of Directors. At May 31, 2000, this security amounted to $1,136,333 which represents 1.3% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $84,061,492. The net unrealized appreciation of investments on a federal tax basis amounts to $1,438,936 which is comprised of $6,484,796 appreciation and $5,045,860 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($85,407,648) at May 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Investments in repurchase agreements	$9,150,000
Investments in securities	76,350,428

Total investments in securities, at value (identified and tax cost $84,061,492)		$85,500,428
Cash denominated in foreign currencies (identified cost $340,931)		342,496
Income receivable		118,865
Receivable for investments sold		2,851,114
Receivable for shares sold		1,353,362
Deferred organizational costs		7,426

TOTAL ASSETS		90,173,691

Liabilities:
Payable for investments purchased	3,340,086
Payable for shares redeemed	13,446
Net payable for foreign currency contracts	8,182
Payable to bank	1,343,175
Accrued expenses	61,154

TOTAL LIABILITIES		4,766,043

Net assets for 4,911,841 shares outstanding		$85,407,648

Net Assets Consist of:
Paid in capital		$72,516,391
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,413,421
Accumulated net realized gain on investments and foreign currency transactions		11,728,771
Accumulated net operating loss		(250,935)

TOTAL NET ASSETS		$85,407,648

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($48,893,106 ÷ 2,769,993 shares outstanding)		$17.65

Offering Price Per Share (100/94.50 of $17.65)[1]		$18.68

Redemption Proceeds Per Share		$17.65

Class B Shares:
Net Asset Value Per Share ($26,630,015 ÷ 1,560,655 shares outstanding)		$17.06

Offering Price Per Share		$17.06

Redemption Proceeds Per Share (94.50/100 of $17.06)[1]		$16.12

Class C Shares:
Net Asset Value Per Share ($9,884,527 ÷ 581,193 shares outstanding)		$17.01

Offering Price Per Share		$17.01

Redemption Proceeds Per Share (99.00/100 of $17.01)[1]		$16.84

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $97,643)		$483,365
Interest		201,596

TOTAL INCOME		684,961

Investment adviser fee	$418,412
Administrative personnel and services fee	92,501
Custodian fees	51,324
Transfer and dividend disbursing agent fees and expenses	57,556
Directors'/Trustees' fees	825
Auditing fees	7,836
Legal fees	3,273
Portfolio accounting fees	40,612
Distribution services fee--Class B Shares	97,810
Distribution services fee--Class C Shares	31,264
Shareholder services fee--Class A Shares	61,578
Shareholder services fee--Class B Shares	32,604
Shareholder services fee--Class C Shares	10,421
Share registration costs	20,197
Printing and postage	23,107
Insurance premiums	597
Taxes	3,158
Interest expense--line of credit	3,880
Miscellaneous	7,904

TOTAL EXPENSES	964,859

Waiver of investment adviser fee	(60,184)

Net expenses		904,675

Net operating loss		(219,714)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on investments and foreign currency transactions		11,766,052
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(8,298,999)

Net realized and unrealized gain on investments and foreign currency		3,467,053

Change in net assets resulting from operations		$3,247,339

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(219,714)	$(373,480)
Net realized gain on investments and foreign currency transactions ($11,766,052 and $4,508,856, respectively, as computed for federal tax purposes)	11,766,052	4,380,564
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(8,298,999)	4,650,605

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,247,339	8,657,689

Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(2,425,698)	(1,455,402)
Class B Shares	(1,282,023)	(704,605)
Class C Shares	(348,050)	(98,397)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,055,771)	(2,258,404)

Share Transactions:
Proceeds from sale of shares	150,151,950	68,140,970
Net asset value of shares issued to shareholders in payment of distributions declared	3,746,473	2,042,096
Cost of shares redeemed	(131,326,885)	(73,859,459)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	22,571,538	(3,676,393)

Change in net assets	21,763,106	2,722,892

Net Assets:
Beginning of period	63,644,542	60,921,650

End of period	$85,407,648	$63,644,542

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$17.60	$15.79	$13.33	$11.80	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)	(0.06)[2]	0.04	0.06 [2]	0.14
Net realized and unrealized gain on investments and foreign currency transactions	1.14	2.47	2.84	1.93	1.66

TOTAL FROM INVESTMENT OPERATIONS	1.10	2.41	2.88	1.99	1.80

Less Distributions:
Distributions from net investment income	--	--	--	(0.09)	--
Distributions from net realized gain on investments and foreign currency transactions	(1.05)	(0.60)	(0.42)	(0.37)	--

TOTAL DISTRIBUTIONS	(1.05)	(0.60)	(0.42)	(0.46)	--

Net Asset Value, End of Period	$17.65	$17.60	$15.79	$13.33	$11.80

Total Return[3]	6.16%	15.68%	22.13%	17.54%	18.00%

Ratios to Average Net Assets:

Expenses	1.86%[4]	1.84%	1.85%	1.91%	1.75%[4]

Net investment income (net operating loss)	(0.23%)[4]	(0.36%)	0.24%	0.50%	1.60%[4]

Expense waiver/reimbursement[5]	0.14%[4]	0.44%	0.63%	2.79%	11.10%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$48,893	$37,555	$40,543	$17,008	$3,318

Portfolio turnover	188%	226%	175%	119%	58%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$17.11	$15.48	$13.18	$11.74	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.05)	(0.16)[2]	(0.00)[3]	(0.03)[2]	0.01
Net realized and unrealized gain on investments and foreign currency transactions	1.05	2.39	2.72	1.91	1.73

TOTAL FROM INVESTMENT OPERATIONS	1.00	2.23	2.72	1.88	1.74

Less Distributions:
Distributions from net investment income	--	--	--	(0.07)	--
Distributions from net realized gain on investments and foreign currency transactions	(1.05)	(0.60)	(0.42)	(0.37)	--

TOTAL DISTRIBUTIONS	(1.05)	(0.60)	(0.42)	(0.44)	--

Net Asset Value, End of Period	$17.06	$17.11	$15.48	$13.18	$11.74

Total Return[4]	5.73%	14.80%	21.14%	16.61%	17.40%

Ratios to Average Net Assets:

Expenses	2.61%[5]	2.59%	2.60%	2.66%	2.50%[5]

Net investment income (net operating loss)	(0.97%)[5]	(1.11%)	(0.51%)	(0.25%)	0.08%[5]

Expense waiver/reimbursement[6]	0.14%[5]	0.44%	0.63%	2.79%	11.10%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$26,630	$20,765	$17,952	$5,781	$1,215

Portfolio turnover	188%	226%	175%	119%	58%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$17.06	$15.43	$13.15	$11.73	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	(0.17)[2]	(0.00)[3]	(0.03)[2]	0.01
Net realized and unrealized gain on investments and foreign currency transactions	1.02	2.40	2.70	1.90	1.72

TOTAL FROM INVESTMENT OPERATIONS	1.00	2.23	2.70	1.87	1.73

Less Distributions:
Distributions from net investment income	--	--	--	(0.08)	--
Distributions from net realized gain on investments and foreign currency transactions	(1.05)	(0.60)	(0.42)	(0.37)	--

TOTAL DISTRIBUTIONS	(1.05)	(0.60)	(0.42)	(0.45)	--

Net Asset Value, End of Period	$17.01	$17.06	$15.43	$13.15	$11.73

Total Return[4]	5.75%	14.85%	21.03%	16.55%	17.30%

Ratios to Average Net Assets:

Expenses	2.61%[5]	2.59%	2.60%	2.66%	2.50%[5]

Net investment income (net operating loss)	(0.88%)[5]	(1.11%)	(0.51%)	(0.23%)	0.09%[5]

Expense waiver/reimbursement[6]	0.14%[5]	0.44%	0.63%	2.79%	11.06%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$9,885	$5,325	$2,426	$768	$176

Portfolio turnover	188%	226%	175%	119%	58%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to ($0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.

The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2000, the Fund had outstanding foreign currency commitments set forth below:

Settlement Date	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Sold:
6/1/2000	31,424 Pound Sterling	$ 46,256	$ 47,037	$ (781)

6/2/2000	26,363 Pound Sterling	$376,336	$383,737	$ (7,401)

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS:				$(8,182)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,632,818	$124,955,347	1,985,022	$31,450,041
Shares issued to shareholders in payment of distributions declared	124,901	2,233,122	83,205	1,309,645
Shares redeemed	(6,120,964)	(115,774,905)	(2,502,252)	(39,556,935)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	636,755	$11,413,564	(434,025)	$(6,797,249)

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	421,602	$7,892,967	981,270	$15,029,609
Shares issued to shareholders in payment of distributions declared	68,822	1,192,000	41,728	643,449
Shares redeemed	(143,151)	(2,649,162)	(969,066)	(14,848,134)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	347,273	$6,435,805	53,932	$824,924

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	949,442	$17,303,636	1,414,104	$21,661,320
Shares issued to shareholders in payment of distributions declared	18,618	321,351	5,794	89,002
Shares redeemed	(699,059)	(12,902,818)	(1,264,995)	(19,454,390)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	269,001	$4,722,169	154,903	$2,295,932

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,253,029	$22,571,538	(225,190)	$(3,676,393)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six-month period ended May 31, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,822 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 2000, the Fund paid $5,569 pursuant to this agreement.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six-month period ended May 31, 2000, were as follows:

Purchases	$151,021,480

Sales	$139,901,431

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 2000, the diversification of countries was as follows:

Country	Percentage of Net Assets
Denmark	1.4%
Finland	2.1%
France	22.1%
Germany	12.2%
Ireland	1.6%
Italy	3.8%
Netherlands	5.2%
Norway	1.3%
Portugal	3.4%
Spain	4.5%
Sweden	2.4%
Switzerland	4.5%
United Kingdom	24.9%
United States	10.7%

LINE OF CREDIT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. As of May 31, 2000, there were no outstanding loans. During the six-month period ended May 31, 2000, the maximum outstanding borrowings were $6,455,000. The Fund had an average outstanding daily balance of $6,455,000 with a high and low interest rate of 6.81%, representing only the days that the LOC was utilized. Interest expense totaled $3,880 for the six-month period ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated European Growth Fund

Established 1996

4TH SEMI-ANNUAL REPORT

Federated
Federated European Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U706
Cusip 31428U805
Cusip 31428U888

G01742-02 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Emerging Markets Fund

President's Message

Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in 1996, and I am pleased to present its fourth Semi-Annual Report. The fund provides investors easy access to stock and bond investments in 20-30 emerging markets located in Africa, Latin America, most of Asia and parts of Europe. Currently, the fund's equity holdings represent 31 countries and over 170 securities, and the fund's net assets stood at $81.3 million as of May 31, 2000.1

This report covers the six-month period from December 1, 1999 through May 31, 2000. It begins with an interview with the fund's portfolio manager, Chris Matyszewski, Vice President of Federated Global Investment Management Corp. Following his discussion of the emerging market economic conditions and the fund's investment strategy are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

The volatility that the domestic markets experienced during the reporting period was also felt overseas. However, as a long-term investor, these short-term fluctuations are to be expected and should not distract you from pursuing long-term growth through a diversified portfolio of emerging market securities. Individual share class total return performance for the six-month reporting period follows.2

	Total Return	Net Asset Value Increase
Class A Shares	0.81%	$12.29 to $12.39 = 0.81%
Class B Shares	0.42%	$11.95 to $12.00 = 0.42%
Class C Shares	0.33%	$11.97 to $12.01 = 0.33%

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (4.77%), (5.08%) and (0.67%), respectively.

Investing in emerging international markets, in which there is so much potential for growth, is clearly a long-term proposition. There will inevitably be volatile periods like we have experienced in the first half of the fund's fiscal year. In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to utilize the dollar-cost averaging method of investing. By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account regularly is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.3

Thank you for your continued confidence in Federated Emerging Markets Fund, and we appreciate your entrusting a portion of your wealth with the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue purchases during periods of low price levels.

Christopher Matyszewski

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the emerging marketplace for the first half of the fund's fiscal year?

Over the last six months, the global emerging marketplace has felt the influence of two very distinct forces. While an improved macroeconomic environment for many economies acted as a positive catalyst, a heightened level of correlation with developed markets ultimately caused these markets to correct. For example, the emerging markets' benchmark, the International Finance Corporation ("IFC") Investable Composite Index, declined 0.8% for the reporting period.1

As the fund's fiscal year began in December 1999, a large emphasis was being placed on millennium bug concerns. Specifically, many reports pointed to emerging markets as the place most likely to experience Y2K-related problems. While this view would eventually be determined false, it did reduce liquidity in a number of smaller markets. Despite this, investors focused on recent accomplishments in emerging economies, such as improved sovereign debt levels, successful corporate restructurings, and the resurgence of a domestic retail investor in a number of countries. In Turkey, for example, local investors proved a powerful force, as shares nearly doubled following loan agreements with both the International Monetary Fund and the World Bank.

1 The IFC Investable Composite Index is an investable, unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. Investments cannot be made in an index.

In addition to these trends, investors were also realizing the integral role emerging countries and companies held in the recent global technology advance.2 World-class firms, such as computer hardware manufacturers in Korea and Taiwan including Samsung Electronics and Winbond, and software designers in India and South Africa like Dimension Data, not only were global leaders in their respective fields, they were also trading at substantial discounts to global peers. As a result, technology-related shares provided investors with strong performance as we entered into the new calendar year.

However, as technology became a growing global focal point, the correlation between emerging and developed markets increased. Thus, as rising interest rates and equity valuations caused alarm for technology investors elsewhere, emerging market investors shared in the negative sentiment.

What regions or countries in particular felt the technology correction?

The ensuing correction was felt the hardest in Asia, where Korean and Indian securities declined in value dramatically.

In Korea, for example, despite the positive pricing outlook for computer chips, stock prices of companies such as Samsung Electronics and Hyundai Electronics failed to benefit. In addition to global technology concerns, losses faced by investment trust companies ("ITCs"), as well as the Hyundai group's involvement in bailing out their own ITC, focused investment attention on the country's age-old issue of corporate governance.

While investors in Taiwan also shared the concern of the technology correction, the island's presidential elections were of greater importance. In March, Taiwanese voters elected pro-independence candidate Chen, ending the long-standing Nationalist party rule of the KMT. While this was viewed as a positive step for democracy on the island, concern toward relations with the Chinese mainland caused many investors to adopt a "wait and see" stance. In China, however, investors began to focus on the positive impact of the nation's inclusion into the World Trade Organization.

As for Latin America, Mexico ended the reporting period slightly lower, while Brazilian shares realized modest gains. While Mexico enjoyed the status of being upgraded to investment grade during this period, pending elections and political uncertainty kept investors at bay. In addition, France Telecom's sale of a 10% stake in Telmex, Mexico's largest stock, created a hangover on the entire market. Mexico and Brazil both suffered from the concern of a hike in global interest rates, as higher rates in the United States might cause a stemming in the much needed investment flow to the region.

The Europe, Middle East and Africa regions, as a whole, declined during the first half of the fund's fiscal year. Investment flight drove stock values in South Africa lower, as negative sentiment due to farmer/land disputes in Zimbabwe weighed heavy on the region. Turkey, however, did stand out with its initial strong performance. Equities soared as interest rates declined from triple-digit levels, and the economy was seen to be on track to meet aggressive inflation targets. Delays in the privatization of Turkcell, the country's largest wireless telecommunication provider, and political concerns did bring a slight correction to the market later.

2 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

How did the fund's total return compare to that of its benchmark index over the six-month reporting period?

The returns for the fund based on net asset value were: Class A Shares, 0.81%; Class B Shares, 0.42%; and Class C Shares, 0.33%.3 The fund's returns were less than the 2.93% average total return of the 180 emerging market mutual funds tracked by Lipper Analytical Services, Inc.4 The fund's benchmark, the IFC Investable Composite Index, produced a (0.8%) return for the reporting period.

The fund ended the six-month reporting period relatively in line with its benchmark index. During this time, the fund's exposure to technology shares in India, Korea and Taiwan acted to provide both initial positive returns and a later means of correction. An overweight in Turkish equities provided some of the strongest positive contribution.

As a risk-control measure, the fund is broadly diversified among markets and securities. What countries and holdings had the greatest influence on the fund's performance during the six-month reporting period?

While the fund maintained broad diversification to countries and sectors across emerging markets, our belief in the secular growth story and the importance of technology to emerging markets was one important driver to the fund's performance. While long-term fundamentals for a number of these companies remained strong and valuations relatively more attractive than global peers, shares in these companies were not able to escape the global correction. Specifically, shares in larger capitalized markets, such as India, Korea and Taiwan, witnessed a high correlation with the NASDAQ in the United States. Also of great influence was the fund's overweight in Turkish equities, where initial local optimism drove share prices beyond a number of our price targets.

Accordingly, we have consolidated our positions in technology into those companies with the strongest fundamentals and liquidity, while realizing substantial profits in Turkey.

Can you highlight a few noteworthy additions to the portfolio during the report period?

Teva Pharmaceuticals (Israel, 0.9% of net assets): Manufactures and markets both branded and generic pharmaceuticals. Teva is one of the world's leading marketers in the generic sector, and the company is also rapidly gaining market share with its Multiple Sclerosis drugs.

Usinas Siderurgicas de Minas Gerais (Brazil, 0.9% of net assets): Produces flat steel and galvanized steel products. While global steel companies have been under pressure, Usiminas has done extremely well. As a supplier of steel to the domestic Brazilian automotive sector, the company is benefiting from the strength in local consumption and Brazil's declining interest rate environment.

Korea Telecom (Korea, 0.5% of net assets): An incumbent fixed-line telecommunication company, Korea Telecom is cheap relative to global peers, and the company is aggressively rolling out broadband lines, which will provide future long-term growth.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (4.77%), (5.08%) and (0.67%), respectively.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services Inc. as falling into the respective categories indicated. Lipper returns do not take sales charges into account.

What were the fund's country allocations as of May 31, 2000?

The portfolio was well diversified across the following countries:

Country	Percentage of Net Assets
Korea	12.1%
Brazil	10.1%
Mexico	9.1%
Taiwan	8.7%
United States	8.0%
Hong Kong	5.8%
India	5.5%
Turkey	4.3%
South Africa	3.4%
Israel	3.2%
Hungary	3.1%
Russia	2.8%
Egypt	2.7%
Malaysia	2.7%
Country	Percentage of Net Assets
Greece	2.1%
Poland	1.5%
Chile	1.4%
China	1.4%
Argentina	1.1%
Mauritius	1.1%
Thailand	1.1%
Czech Republic	0.6%
Kenya	0.6%
Croatia	0.5%
Indonesia	0.5%
Pakistan	0.4%
Venezuela	0.4%
Ghana	0.3%
Philippines	0.2%
Malawi	0.2%
Zimbabwe	0.1%

What were the fund's top holdings?

Name	Country	Percentage of Net Assets	Industry
Samsung Electronics Co.	Korea	3.52%	Technology Hardware and Equipment
Telefonos de Mexico, Class L, ADR	Mexico	2.87%	Media
China Telecom (Hong Kong) Ltd.	Hong Kong	2.21%	Telecommunication Services
SK Telecom Co. Ltd.	Korea	2.10%	Telecommunication Services
Taiwan Semiconductor Manufacturing Co.	Taiwan	1.87%	Technology Hardware and Equipment
Lukoil Holding Co. ADR	Russia	1.75%	Energy Sources
Mobinil	Egypt	1.43%	Telecommunication Services
United Microelectronics Corp. Ltd.	Taiwan	1.42%	Technology Hardware and Equipment
Tele Norte Leste Participacoes SA, ADR	Brazil	1.40%	Telecommunication Services
Hindustan Lever Ltd.	India	1.40%	Household & Personal Products
TOTAL		19.97%

As we reach the mid-point of 2000, what is your outlook for emerging markets for the rest of the year?

In Asia, we still believe that technology stocks will continue the recent recovery we have witnessed across all markets. The chip companies in Korea and Taiwan have become dominant players in an industry that is consolidating. The demand created by the Internet for new appliances and cellular phones has been a bonanza for chip makers around the globe. We expect this demand to grow at healthy rates for the near future. We have consolidated our positions in this sector into globally competitive market leaders we believe will benefit from this trend.

The expected soft-landing in the United States should end the recent increasing rate environment, a fact that should bode well for both Mexico and Brazil during the second half. Brazil, in fact, is now experiencing rate cuts. In addition, Mexico will benefit by rising oil prices, as well as a successful democratic process. The presidential elections in Mexico should provide a positive catalyst regardless of who wins. Our belief is that Mexico will have a bright future under the new president, benefiting from increased foreign investment and lower levels of corruption. In addition, the country's recent investment upgrade should help attract foreign investment.

Russia should be a beneficiary of higher oil prices as well. In addition, a new decisive leadership under Mr. Putin will provide the first step in restructuring tax codes and restoring investor confidence.

Turkey should also do well in the second half of 2000. With the Turkcell privatization completed in early July, fresh liquidity from foreign investors should drive equity levels there higher.

Globally, we believe that the positive macroeconomic scenario will continue for emerging markets, and as the recent, and unmerited, heightened correlations begin to decline with developed country stock markets, excellent opportunities and returns will follow into this arena.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value in U.S. Dollars
		COMMON STOCKS--83.7%
		Automobiles--1.2%
100,000		Mahindra and Mahindra Ltd., GDR	$542,500
20,690	[1]	North American Bus Industries	406,431

		TOTAL	948,931

		Banking--8.9%
10,275		Alpha Credit Bank SA	436,734
23,200		Banco Santiago ADR	348,000
250,000		Bank Leumi Le-Israel	545,433
120,000		Commerce Asset - Holdings Berhad	344,211
28,000		Commercial International Bank Egypt	289,991
123,200		Grupo Financiero Banamex Accival, SA de CV, Class O	402,246
600,000		Grupo Financiero Bancomer, SA de CV	307,886
100,000		Malayan Banking Berhad	426,316
62,800		Mauritius Commercial Bank	211,317
9,050		National Bank of Greece	426,154
15,800		Nedcor Ltd.	301,492
11,000		OTP Bank RT	593,434
370,154	[1]	PT Bank Pan Indonesia Tbk, Warrants	43
26,400		Shinhan Bank	197,503
549,600		State Bank of Mauritius Ltd.	367,746
1,900,000		Tansas Izmir Buyukeshir Belediyesi Ic ve Dis Ticaret AS	331,763
51,000,000		Turkiye Garanti Bankasi AS	654,430
17,100		Unibanco Uniao de Bancos Brasileiros SA, GDR	413,606
52,250,000		Yapi ve Kredi Bankasi AS	645,009

		TOTAL	7,243,314

		Building Materials & Components--0.2%
360,000		China Merchants Holdings International Co., Ltd.	205,589

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Capital Goods--2.4%
100,000		Alfa, SA de C.V., Class A	$272,871
221,942	[1]	Aluworks Ghana Ltd.	122,049
101,000		Citic Pacific Ltd.	479,579
20,000		Elektrim Spolka Akcyina SA	262,116
130,000		Grupo Carso SA de CV	396,425
25,000	[1]	Sterlite Industries (India) Ltd.	381,698

		TOTAL	1,914,738

		Commercial Services & Supplies--0.6%
500,000		Cosco Pacific Ltd.	372,165
262,000		Education Investment Corp. Ltd.	80,818
2,475,900		Interfresh	64,561

		TOTAL	517,544

		Consumer Durables & Apparel--0.5%
1,200,000		Vestel Elektronik Sanayi Ve Ticaret AS	375,213

		Diversified Financials--3.0%
100,000		AMMB Holdings Bhd	413,158
100,000		African Bank Investments Ltd.	200,861
128,000		Beijing Enterprises	129,770
10,200		Europejski Fundusz Leas, GDR	160,650
719,280		Home Finance Co. Ltd.	138,440
15,000		IDB Development Corp. Ltd.	632,942
21,830	[2]	Press Corp., GDR	120,065
123,200		Saambou Holdings Ltd.	186,479
23,630		Samsung Securities Co., Ltd.	447,704

		TOTAL	2,430,069

		Energy Sources--3.8%
34,100		AO Tatneft, ADR	351,656
26,000		Lukoil Holding Co., ADR	1,426,880
3,000,000	[1]	PetroChina Co. Ltd.	608,297
27,000	[2]	Polski Koncern Naftowy SA, GDR	253,125
34,000		Surgutneftegaz	486,200

		TOTAL	3,126,158

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Drug Retailing--1.0%
650,000		Migros Turk	$395,923
782,000		Ng Fung Hong Ltd.	376,335

		TOTAL	772,258

		Food Beverage & Tobacco--2.9%
12,400		Cheil Jedang Corp.	468,774
20,000		Coca-Cola Femsa SA, ADR	303,750
24,000		Compania Cervecerias Unidas SA, ADR	534,000
71,100		Fomento Economico Mexicano, SA de C.V.	269,148
14,480	[1]	Guiness Ghana Ltd.	2,986
32,100	[1]	International Foods Co. (Hostess)	377,154
45,000	[1]	Nestle India Ltd.	389,462
67,500	[1]	Standard Foods Taiwan Ltd.	42,941

		TOTAL	2,388,215

		Health Care Equipment & Services--0.2%
30,000		Apollo Hospitals Enterprise Ltd.	135,875

		Hotels Restaurants & Leisure--0.9%
17,000		Danubius Hotels Rt.	345,566
108,000		Genting Berhad	403,579
71,500		Innscor Africa Ltd.	15,847

		TOTAL	764,992

		Household & Personal Products--2.0%
170,000		Coreana Cosmetics Co. Ltd.	490,659
20,000		Hindustan Lever Ltd.	1,150,224

		TOTAL	1,640,883

		Insurance--0.2%
11,000	[1]	Enterprise Insurance Co. Ltd.	4,374
116,394		Swan Insurance Co., Ltd.	178,271

		TOTAL	182,645

		Manufacturing--0.6%
12,000		Hankuk Electric Glass Co., Ltd.	460,027

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--5.6%
21,000		Aracruz Cellulose, ADR	$351,750
483,461		Athi River Mining Ltd.	37,820
108,200		Billiton PLC	363,254
193,200		Cemex SA de C.V.	818,713
10,000	[1]	Cemex SA de C.V., Warrants	5,783
8,800		Egyptian Financial & Industrial	100,842
17,500		Grupo Mexico SA, Class B	59,622
21,770		Impala Platinum Holdings Ltd.	727,749
42,200		KGHM Polska Miedz SA	307,258
10,000		Pohang Iron and Steel Co. Ltd., ADR	205,000
50,000		Sappi Ltd.	373,027
25,520		Suez Cement Co.	287,035
18,600		Tiszai Vegyi Kombinat Rt.	277,043
42,550		Votorantim Celulose e Papel SA, ADR	675,481

		TOTAL	4,590,377

		Media--7.7%
180,000		ABS-CBN Broadcasting Corp.	183,587
3,900		Cheil Communications, Inc.	462,683
30,000,000	[1]	Dogan Yayin Holding	548,201
35,600		Grupo Radio Centro SA - SP, ADR	391,600
15,000		Grupo Televisa SA, GDR	835,313
28,493,830		Hurriyet Gazetecilik ve Matbaacilik AS	520,678
9,200	[1]	Lambrakis Media Group	337,782
70,000		New Straits Times	210,000
600		Sri Adhikari Brothers Television Network Ltd.	5,824
100	[1]	Sriven Multi-Tech Ltd.	277
100,000		Star Publications (Malaysia)	392,105
48,000		Telefonos de Mexico, Class L, ADR	2,337,000

		TOTAL	6,225,050

		Mining--0.4%
1,816,000		Yanzhou Coal Mining Co., Class H	321,612

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--2.7%
4,000		Gedeon Richter RT	$234,503
640,000		PT Tempo Scan Pacific Tbk	285,681
32,800	[2]	Pliva D.D., GDR	380,552
42,000		Ranbaxy Laboratories Ltd.	517,937
14,700		Teva Pharmaceutical Industries Ltd.	737,291

		TOTAL	2,155,964

		Retailing--2.3%
364,400		Big C Supercenter PLC	139,421
8,200		Companhia Brasileira de Distribuicao Groupo Pao de Acucar, ADR	246,000
45,300		Grupo Elektra SA de C.V., GDR	362,400
375,400		Profurn Ltd.	204,665
225,000		Siam Makro	249,649
320,000		Wal-Mart de Mexico	658,843

		TOTAL	1,860,978

		Software & Services--2.5%
15,000		Aladdin Knowledge Systems	211,875
1,600	[1]	Check Point Software Technologies Ltd.	300,600
12,000	[1]	China.com Corp., Class A	285,750
3,850	[1]	Daum Communications Corp.	274,732
45,000		Dimension Data Holdings Ltd.	313,128
37,500	[1]	Frontier Information Technology	34,431
12,000	[1]	Graphisoft NV	229,506
2,240		Infosys Technologies Ltd.	351,067
31,600	[1]	Innosoft Technologies Ltd.	42,334
400		Software Solutions Integrated	20,039

		TOTAL	2,063,462

		Technology Hardware & Equipment--14.3%
120,000		Acer Peripherals, Inc.	498,539
30,000		Ambit Microsystems Corp.	296,008
43,000		Asustek Computer, Inc.	434,047
7,100		Intracom SA	296,964
95,620		Korea Circuit Co.	483,391
240,000		Legend Holdings Ltd.	243,319
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
142,000	[1]	Macronix International Co. Ltd.	$440,149
155,000		Mirae Co.	607,924
100,000	[1]	Pro Mos Technologies, Inc.	428,432
9,750		Samsung Display Devices	371,182
10,500		Samsung Electronics Co.	2,863,214
37,000		Shinawatra Computer Co.	184,977
35,000	[1,2]	Siliconware Precision Industries Co., GDR	363,125
298,239	[1]	Taiwan Semiconductor Manufacturing Co.	1,519,750
11,520	[1]	Taiwan Semiconductor Manufacturing Co., ADR	406,800
1,128		Trigem Computer, Inc.	23,768
384,000	[1]	United Microelectronics Corp. Ltd.	1,165,336
40,000	[1]	Universal Scientific Industry Co. Ltd.	92,178
30,000	[1]	Via Technologies, Inc.	518,014
128,560	[1]	Winbond Electronics Corp.	388,058

		TOTAL	11,625,175

		Telecommunication Services--16.0%
30,000		Advanced Information Service PCL	344,344
240,000	[1]	China Telecom (Hong Kong) Ltd.	1,794,090
10,000		Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR	284,375
20,000		Compania Telecomunicacion Chile, ADR	395,000
12,000	[1]	Ectel Ltd.	199,500
12,000	[1]	Embratel Participacoes SA, ADR	251,250
20,000	[1,2]	Hellenic Telecommunication Organization SA, ADR	241,250
1,000		Himachal Futuristic Communications Ltd.	22,309
22,500	[1]	Himachal Futuristic Communications Ltd.	522,772
5,300		Korea Telecom Corp.	394,157
63,900		Matav RT	442,553
28,600	[1]	Mobinil	1,174,948
20,000		PT Telekomunikasi Indonesia, Class CS, ADR	135,000
650,000		Pakistan Telecommunications Corp., Class A	315,292
5,000		SK Telecom Co. Ltd.	1,704,294
24,500	[1]	SPT Telecom AS	458,387
39,200	[1]	Tele Centro Oeste Celular Participacoes SA, ADR	399,350
7,000	[1]	Tele Centro Sul Participacoes SA, ADR	420,000
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Telecommunication Services--continued
58,759		Tele Norte Leste Participacoes SA, ADR	$1,153,146
22,650		Telecom Argentina SA, ADR	557,756
7,000		Telecomunicacoes Brasileiras SA, ADR	810,250
31,000	[1]	Telekomunikacja Polska SA	222,185
23,000		Videsh Sanchar Nigam Ltd., GDR	359,375
256,000		Yageo Corp.	448,685

		TOTAL	13,050,268

		Transportation--0.7%
200,000		Air Mauritius Ltd.	116,032
4,079,000		Kenya Airways Ltd.	430,768

		TOTAL	546,800

		Utilities--3.1%
81,700		Companhia Paranaense de Energia-Copel, ADR	658,706
2,820,000		Companhia de Saneamento Basico do Estado de Sao Paulo	205,471
20,000		Empresa Nacional Electricidad SA, ADR	236,250
1,750,000		Huaneng Power International, Inc.	437,935
15,000		Korea Electric Power Corp.	402,391
3,800,000	[1]	Shandong International Power Development Co., Ltd.	380,378
2,000,000		Shenyang Public Utility Holdings Co. Ltd.	220,733

		TOTAL	2,541,864

		TOTAL COMMON STOCKS (IDENTIFIED COST $65,466,190)	68,088,001

		PREFERRED STOCKS--3.3%
		Banks--1.1%
7,350,000		Banco Itau SA, Preference	553,615
12,020,000		Banco Estado de Sao Paulo, Preference	358,855

		TOTAL	912,470

		Energy--0.8%
2,692,000		Petroleo Brasileiro SA, Preference	617,884

Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--continued
		Materials--1.4%
630,000		Companhia Siderurgica Belgo-Mineira	$54,179
425,000		Klabin Fabricadora	360,860
158,700		Usinas Siderurgicas de Minas Gerais SA, Preference	695,481

		TOTAL	1,110,520

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,741,766)	2,640,874

		CORPORATE BONDS--0.0%
		Materials--0.0%
15,900		Companhia Vale Do Rio Doce, Conv. Deb., 12/12/2009 (identified cost $137)	87

		REPURCHASE AGREEMENTS--8.0%[3]
$6,530,000		Paribas Corp., 6.58%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	6,530,000

		TOTAL INVESTMENTS (IDENTIFIED COST $74,738,093)	$77,258,962

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of directors. At May 31, 2000, these securities amounted to $1,358,117 which represents 1.7% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $74,738,093. The net unrealized appreciation of investments on a federal tax basis amounts to $2,520,869 which is comprised of $8,528,277 appreciation and $6,007,408 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($81,321,851) at May 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $74,738,093)		$77,258,962
Cash		18,608
Cash denominated in foreign currencies (idendified cost $5,173,146)		5,150,853
Income receivable		253,766
Receivable for investments sold		4,630,410
Receivable for shares sold		108,279
Deferred organizational costs		5,684

TOTAL ASSETS		87,426,562

Liabilities:
Payable for investments purchased	$5,149,538
Payable for shares redeemed	7,973
Payable for taxes withheld	886,797
Accrued expenses	60,403

TOTAL LIABILITIES		6,104,711

Net assets for 6,620,339 shares outstanding		$81,321,851

Net Assets Consist of:
Paid in capital		$86,802,709
Net unrealized appreciation of investments		2,476,083 [1]
Accumulated net realized loss on investments		(7,153,969)
Accumulated net operating loss		(802,972)

TOTAL NET ASSETS		$81,321,851

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($60,127,720 ÷ 4,854,621 shares outstanding)		$12.39

Offering Price Per Share (100/94.50 of $12.39)[2]		$13.11

Redemption Proceeds Per Share		$12.39

Class B Shares:
Net Asset Value Per Share ($18,564,642 ÷ 1,546,790 shares outstanding)		$12.00

Offering Price Per Share		$12.00

Redemption Proceeds Per Share (94.50/100 of $12.00)[2]		$11.34

Class C Shares:
Net Asset Value Per Share ($2,629,489 ÷ 218,928 shares outstanding)		$12.01

Offering Price Per Share		$12.01

Redemption Proceeds Per Share (99.00/100 of $12.01)[2]		$11.89

1 Includes $4,210,783 of unrealized appreciation at February 25, 2000, related to the merger of Federated Latin American Growth Fund.

2 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $41,590)		$592,031
Interest		104,086

TOTAL INCOME		696,117

Expenses:
Investment adviser fee	$518,410
Administrative personnel and services fee	92,501
Custodian fees	165,554
Transfer and dividend disbursing agent fees and expenses	57,874
Directors'/Trustees' fees	856
Auditing fees	9,010
Legal fees	7,161
Portfolio accounting fees	46,696
Distribution services fee--Class B Shares	69,915
Distribution services fee--Class C Shares	10,295
Shareholder services fee--Class A Shares	76,945
Shareholder services fee--Class B Shares	23,305
Shareholder services fee--Class C Shares	3,432
Share registration costs	19,672
Printing and postage	24,323
Insurance premiums	583
Taxes	2,509
Loan commitment fee	597
Interest-line of credit	119
Miscellaneous	10,522

TOTAL EXPENSES	1,140,279

Net operating loss		(444,162)

Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $2,736,288)		7,387,122
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(10,533,883)

Net realized and unrealized gain on investments and foreign currency		(3,146,761)

Change in net assets resulting from operations		$(3,590,923)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment operating loss	$(444,162)	$(171,634)
Net realized gain on investments and foreign currency transactions ($7,387,122 and $10,253,629), respectively, as computed for federal tax purposes)	7,387,122	10,228,831
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(10,533,883)	8,770,479

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,590,923)	18,827,676

Share Transactions:
Proceeds from sale of shares	51,546,651	50,482,615
Proceeds from shares issued in connection with the merger of Federated Latin American Growth Fund	13,448,203 [1]	--
Cost of shares redeemed	(40,653,173)	(53,497,435)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	24,341,681	(3,014,820)

Change in net assets	20,750,758	15,812,856

Net Assets:
Beginning of period	60,571,093	44,758,237

End of period	$81,321,851	$60,571,093

1 Includes $4,210,783 of unrealized appreciation at February 25, 2000, related to the merger of Federated Latin American Growth Fund.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$12.29	$ 8.40	$11.64	$11.10	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.06)	(0.01)	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.16	3.90	(3.27)	0.53 [2]	1.08

TOTAL FROM INVESTMENT OPERATIONS	0.10	3.89	(3.24)	0.54	1.10

Net Asset Value, End of Period	$12.39	$12.29	$ 8.40	$11.64	$11.10

Total Return[3]	0.81%	46.31%	(28.02%)	4.86%	11.00%

Ratios to Average Net Assets:

Expenses	2.56%[4]	2.61%	2.59%	2.14%	1.97%[4]

Net investment income (net operating loss)	(0.89%)[4]	(0.15%)	0.30%	0.13%	0.31%[4]

Expense waiver/reimbursement[5]	--	0.59%	0.25%	0.65%	3.34%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$60,128	$46,076	$32,002	$48,525	$17,327

Portfolio turnover	232%	289%	163%	102%	32%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$11.95	$ 8.23	$11.50	$11.04	$10.00
Income From Investment Operations:
Net operating loss	(0.00)[2]	(0.13)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.05	3.85	(3.19)	0.50 [3]	1.06

TOTAL FROM INVESTMENT OPERATIONS	0.05	3.72	(3.27)	0.46	1.04

Net Asset Value, End of Period	$12.00	$11.95	$ 8.23	$11.50	$11.04

Total Return[4]	0.42%	45.20%	(28.56%)	4.17%	10.40%

Ratios to Average Net Assets:

Expenses	3.31%[5]	3.36%	3.34%	2.89%	2.72%[5]

Net operating loss	(1.64%)[5]	(0.90%)	(0.45%)	(0.69%)	(0.71%)[5]

Expense waiver/reimbursement[6]	--	0.59%	0.25%	0.65%	3.34%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$18,565	$12,458	$10,884	$19,951	$3,747

Portfolio turnover	232%	289%	163%	102%	32%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Amount does not round to $(0.01).

3 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$11.97	$ 8.23	$11.50	$11.05	$10.00
Income From Investment Operations:
Net operating loss	(0.03)	(0.15)	(0.09)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.07	3.89	(3.18)	0.49 [2]	1.07

TOTAL FROM INVESTMENT OPERATIONS	0.04	3.74	(3.27)	0.45	1.05

NET ASSET VALUE, END OF PERIOD	$12.01	$11.97	$ 8.23	$11.50	$11.05

Total Return[3]	0.33%	45.44%	(28.62%)	4.07%	10.50%

Ratios to Average Net Assets:

Expenses	3.31%[4]	3.36%	3.34%	2.89%	2.72%[4]

Net operating loss	(1.64%)[4]	(0.90%)	(0.45%)	(0.65%)	(0.77%)[4]

Expense waiver/reimbursement[5]	--	0.59%	0.25%	0.65%	3.34%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,629	$2,037	$1,872	$3,943	$847

Portfolio turnover	232%	289%	163%	102%	32%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

On February 25, 2000, the Fund acquired all the assets of the Federated Latin American Growth Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 841,740 Shares of the Fund (valued at $13,448,203) for the 1,066,252 shares of the Acquired Fund Shares outstanding on February 25, 2000. The Acquired Fund's net assets of $13,448,203 which consisted of $9,237,420 of paid-in capital and $4,210,783 of unrealized appreciation, at that date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $81,315,402 and $13,448,203, respectively. Immediately after the acquisition, the combined aggregate net assets of the Fund were $94,763,605.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued according to the last sale price reported in the market in which they are primarily traded. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $14,046,073 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$ 1,565,048	1

2006	$12,481,025

1 Capital loss carryforward is attributable to the acquisition of the assets of The Blanchard Worldwide Emerging Market Fund and is limited to $391,262 that can be used in future periods to offset income arising from net realized gains.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At May 31, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short-term securities; sales of FCs; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books; and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,138,516	$42,621,583	4,209,107	$44,005,028
Shares issued in connection with the merger of Federated Latin American Growth Fund	458,808	7,428,081	--	--
Shares redeemed	(2,491,174)	(37,345,680)	(4,270,739)	(43,904,255)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,106,150	$12,703,984	(61,632)	$100,773

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	322,788	$6,821,450	561,635	$5,909,875
Shares issued in connection with the merger of Federated Latin American Growth Fund	341,493	5,368,279	--	--
Shares redeemed	(159,624)	(2,283,064)	(842,656)	(8,437,675)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	504,657	$6,822,050	(281,021)	$(2,527,800)

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	77,078	$977,450	57,391	$567,712
Shares issued in connection with the merger of Federated Latin American Growth Fund	41,439	651,843	--	--
Shares redeemed	(69,847)	(1,024,429)	(114,622)	(1,155,505)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	48,670	$604,864	(57,231)	$(587,793)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,659,477	$20,130,898	(399,884)	$(3,014,820)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six-month period ended May 31, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $48,748 were borne initially by the Adviser. The Fund has reimbursed the Adviser for the expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the six-month period ended May 31, 2000, the Fund expensed $6,339 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six-month period ended May 31, 2000, were as follows:

Purchases	$180,615,404

Sales	$179,384,234

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with the State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. As of May 31, 2000, there were no outstanding loans.

During the six-month period ended May 31, 2000, the maximum outstanding borrowings were $1,180,548. The Fund had an average outstanding daily balance of $527,881 with a high and low interest rate of 6.25% and 6.00%, respectively, representing only the days that the LOC was utilized. Interest expense totaled $119 for the six-month period ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated Emerging Markets Fund

Established 1996

4TH SEMI-ANNUAL REPORT

Federated
Federated Emerging Markets Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U409
Cusip 31428U508
Cusip 31428U607

G01967-02 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Global Equity Income Fund

President's Message

Dear Fellow Shareholder:

Federated Global Equity Income Fund was created in 1998, and I am pleased to present its second Semi-Annual Report. As of May 31, 2000, the fund's net assets were $56 million and were invested in more than 100 corporations in 13 countries with a median market capitalization of over $30 billion.1 These corporations have strong earnings and a history of dividend payments to shareholders. The fund's shareholders can easily recognize a majority of the fund's holdings. The fund is managed for long-term growth of capital and offers shareholders significant opportunities for capital appreciation and income by investing in high-quality corporations from around the world.

This report covers the six-month reporting period from December 1, 1999 through May 31, 2000. It begins with an interview with Richard J. Lazarchic, Vice President, who co-manages the fund with Richard M. Winkowski, both of Federated Global Investment Management Corp. Following their discussion covering the fund's objective, strategy, and market conditions are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

It was a volatile period for stocks in general, as technology holdings turned downward during the reporting period. However, prudent stock selection allowed the fund to post strong returns for the period which were well ahead of the average global equity income fund and the fund's benchmark index. Individual share class total return performance for the six-month reporting period, including realized gains, is as follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	10.41%	$2.21	$14.36 to $13.63 = (5.08%)
Class B Shares	10.15%	$2.21	$14.29 to $13.52 = (5.39%)
Class C Shares	10.17%	$2.21	$14.27 to $13.50 = (5.40%)

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 4.31%, 4.94% and 9.23%, respectively.

I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.

Thank you for your investment in Federated Global Equity Income Fund and for the confidence you have placed in our firm, and I urge you to review this semi-annual report.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Vice President

Federated Global Investment Management Corp.

Richard M. Winkowski

Vice President

Federated Global Investment Management Corp.

Investment Review

What is your review of the global equity marketplace during the first half of the fund's fiscal year?

The equity markets in most of the developed countries were divided into different but distinctive periods. The periods roughly approximated a one-month period for the "new economy" technology stocks and a three-month period for the "old economy" stocks with volatility narrowing in both areas since mid-year 2000. The NASDAQ market, and its clones worldwide, reached a double-top in March 2000, followed by a rapid decline through April, with a bottoming in late May. This took the NASDAQ from a level of over 5000 to a level slightly over 3000 in about two months, as excess Year 2000-related Federal Reserve Board (the "Fed") liquidity was reversed, and investors actually began to worry about the earnings in the price-to-earnings ratios. After a short respite, the market gained almost 20% in two days as a feeding frenzy of cash came off the sidelines.

The Dow Jones Industrial Average, and its more developed clones, followed a different track. The Dow peaked in mid-January, bottomed in mid-March, and gained ground profusely, while the NASDAQ was declining from then until mid-April when it got to within 5% of its peak. The NASDAQ then drifted in a narrowing range through the end of May.

Like the proceeding period, the technology, media and telecommunications sectors ("TMT") have been the most volatile markets both on the downside and on the upside. However, again, Europe and the United States continued to differ due probably more to higher valuations overseas than to a scarcity factor. TMT sectors have declined in value more and remained devalued longer.

In the more traditional areas outside of TMT, we have also seen a divergence of winners and losers due to differing valuation levels and the timing of deregulation and/or adaptation of new technologies.

Since we continue to find it difficult to locate good companies at reasonable valuations outside the United States, the fund has concentrated its efforts in the domestic market.

How did the fund perform against its benchmarks?

Federated Global Equity Income Fund produced a six-month total return of 10.41% for Class A Shares based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were 10.15% and 10.17%, respectively.1 Federated Global Equity Income Fund outperformed both its index and peer group during the six-month reporting period, as the fund's returns were greater than the 2.05% return of the Morgan Stanley Capital International World Equity Index2 and the 5.61% return of the 64 global equity funds tracked by Lipper Analytical Services, Inc.3

Like the NASDAQ, which the fund emulated quite closely on the upside, the fund had a re-rating in the mid-March to mid-April time period. Even though we were dampening down the volatility in the fund during the first quarter and accelerated it when the market peaked, the fund was caught in the initial downdraft and failed to catch the updraft of the Dow Jones Industrial Average. Since then, we have increased the fund's exposure substantiality to the consumer staples, financials, energy and utility sectors and have reduced the telecommunications holdings and readdressed some technology issues held in the fund.

What were the fund's top ten holdings as of May 31, 2000, and how were the assets allocated among different countries?

Name	Country	Percentage of Net Assets
General Electric Co.	United States	2.70%
Enron Corp.	United States	2.13%
Warner-Lambert Co.	United States	1.90%
Royal Dutch Petroleum Co., ADR	Netherlands	1.68%
Total SA	France	1.66%
Fannie Mae	United States	1.57%
Mellon Financial Corp.	United States	1.55%
Bristol-Myers Squibb Co.	United States	1.53%
Dynegy, Inc.	United States	1.53%
Williams Cos., Inc. (The)	United States	1.51%
TOTAL		17.76%

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 4.31%, 4.94%, and 9.23%, respectively.

2 The MSCI World Equity Index is an unmanaged index that reflects the stock markets of 22 countries including the United States, Europe, Canada, Australia, New Zealand, and the Far East comprising approximately 1,482 securities with values expressed in U.S. dollars. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

The fund's assets were allocated as follows:

Country	Percentage of Net Assets
United States	89.5%
France	3.7%
Netherlands	3.2%
Spain	1.4%
Germany	1.2%
United Kingdom	1.2%
Canada	0.9%
Australia	0.8%
Finland	0.7%
Sweden	0.7%
Japan	0.7%
Portugal	0.5%
New Zealand	0.5%

What were some of the fund's recent purchases?

Our recent purchases included the following:

Mellon Financial Corp. (United States; Banking; 1.55% of portfolio): Mellon provides wealth management and global asset management for individual and institutional investors. The company also provides global investment services for businesses and institutions, as well as custody, retirement, and benefits consulting services. In addition, Mellon offers banking services for individuals, businesses, and institutions.

Calpine Corp. (United States; Utility; 1.38% of portfolio): Calpine acquires, develops, owns, and operates power generation facilities, and also sells electricity in the United States. In addition, the company provides thermal energy for industrial customers.

Anheuser-Busch Cos., Inc. (United States; Food and Beverage: 1.48% of portfolio): Anheuser-Busch produces and distributes beer under brand names such as Budweiser, Michelob, and Busch. The company also manufactures beverage cans, recycles aluminum cans for conversion into new can sheet, manufactures labels, and operates rice milling and barley seed processing plants. In addition, Anheuser-Busch owns and operates theme parks.

Johnson & Johnson (United States; Pharmaceuticals & Biotechnology: 1.36% of portfolio): Johnson & Johnson manufactures health care products and provides related services. The company sells its products to the consumer, pharmaceutical and professional markets in countries around the world. Johnson & Johnson's principal consumer products include Band-Aid adhesive bandages, Tylenol acetaminophen products and Johnson's baby products.

What is your outlook for global equity stocks and strategy for the fund as we reach the mid-point of 2000?

Although there continues to be an above average amount of volatility in the markets, it has narrowed substantially in the last two months. Selected new economy technology names continue to outperform their old economy brethren, but the Fed's actions have put an element of risk to the financial landscape.

Historians and skeptics can scare you severely with market jargon about current valuations and growth rates compared to previous cycles, but evolutionary changes taking place worldwide puts us more at the beginning than at the end of a technology-driven world.

Arguing about whether the glass is half full or half empty is a subject for academics, but in the real world of investing, one needs to take a stand. Ours is that this third coming of a major technology change within our lifetimes, as well as the previous changes that have taken place politically and economically worldwide, will prolong our current investment cycle. This is why we have tried to utilize both out-of-favor and maybe out-of-sync consumer stocks, as well as the higher-than-normal energy, and even the higher yet valued technology stocks in our portfolio.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value
		COMMON STOCKS--100.1%
		Banking--3.9%
8,900		Bank America Corp.	$494,506
8,700		Bank of New York Co., Inc.	408,356
11,200		Fleet Boston Financial Corp.	423,500
22,500		Mellon Financial Corp.	867,656

		TOTAL	2,194,018

		Broadcasting & Publishing--4.5%
7,500	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	332,344
7,500	[1]	Clear Channel Communications, Inc.	561,562
3,700		General Motors Corp., Class H	364,219
10,100		News Corp. Ltd., ADR	460,181
23,000	[1]	Spanish Broadcasting System, Inc.	391,000
6,700	[1]	Viacom, Inc., Class B	415,400

		TOTAL	2,524,706

		Business & Public Service--0.5%
5,300	[1]	America Online, Inc.	280,900

		Commercial Services--1.1%
7,108	[1]	Dycom Industries, Inc.	344,294
177,000		Waste Management NZ Ltd.	279,464

		TOTAL	623,758

		Consumer Discretionary--3.3%
9,900		Home Depot, Inc.	483,244
8,900		McGraw-Hill Cos., Inc.	457,794
11,000		Tandy Corp.	466,813
8,000		Wal-Mart Stores, Inc.	461,000

		TOTAL	1,868,851

		Data Processing & Reproduction--1.6%
10,700	[1]	Convergys Corp.	480,831
5,800	[1]	DST Systems, Inc.	435,362

		TOTAL	916,193

		Electrical & Electronics--2.9%
7,900		Nokia Oyj, Class A, ADR	410,800
3,690		Nortel Networks Corp.	196,483
Shares			Value
		COMMON STOCKS--continued
		Electrical & Electronics--continued
2,600	[1]	Qualcomm, Inc.	$172,575
1,300		Sony Corp.	117,683
5,525		STMicroelectronics NV	329,376
19,000		Telefonaktiebolaget LM Ericsson, Class B, ADR	389,500

		TOTAL	1,616,417

		Electronic Components, Instruments--3.7%
10,500	[1]	ASM Lithography Holding NV, ADR	373,406
4,350	[1]	Applied Materials, Inc.	363,225
5,900	[1]	Cisco Systems, Inc.	335,931
3,000	[1]	EMC Corp. Mass	348,937
3,700		Intel Corp.	461,344
4,300	[1]	KLA-Tencor Corp.	213,119

		TOTAL	2,095,962

		Energy--6.5%
7,400		Coastal Corp.	454,175
4,200		Exxon Mobil Corp.	349,912
23,000		MCN Energy Group, Inc.	524,688
19,000		Repsol SA	405,395
15,100		Royal Dutch Petroleum Co., ADR	942,806
5,900		Total SA	929,694

		TOTAL	3,606,670

		Financials--9.2%
5,600		Chase Manhattan Corp.	418,250
10,500		Citigroup, Inc.	652,969
14,600		Fannie Mae	877,825
13,800		Federal Home Loan Mortgage Corp.	614,100
11,000		Firstar Corp.	281,187
7,300		Franklin Resources, Inc.	219,000
8,000		ING Group N.V.	478,491
2,650		Lehman Brothers Holdings, Inc.	204,547
4,000		Merrill Lynch & Co., Inc.	394,500
6,500		PNC Bank Corp.	327,438
7,200		Schwab (Charles) Corp.	207,000
11,000		Wells Fargo Co.	497,750

		TOTAL	5,173,057

Shares			Value
		COMMON STOCKS--continued
		Food & Household Products--9.8%
10,700		Anheuser-Busch Cos., Inc.	$829,250
14,200		Coca-Cola Co.	757,925
9,500		Coors Adolph Co., Class B	534,375
16,800		General Mills, Inc.	666,750
12,000		Keebler Foods Co.	435,000
16,500		McDonald's Corp.	590,906
16,300		Molson Cos. Ltd., Class A	282,929
16,800		PepsiCo, Inc.	683,550
5,550		Quaker Oats Co.	408,272
10,800	[1]	Tricon Global Restaurants, Inc.	316,575

		TOTAL	5,505,532

		Health & Personal Care--11.0%
5,500	[1]	Amgen, Inc.	349,937
15,600		Bristol-Myers Squibb Co.	858,975
17,000	[1]	Celltech PLC	247,339
8,500		Johnson & Johnson	760,750
2,150	[1]	Medimmune, Inc.	334,056
10,300		Merck & Co., Inc.	768,638
12,800		Pharmacia Corp.	664,800
14,500		Schering Plough Corp.	701,438
8,700		Warner-Lambert Co.	1,062,488
9,600	[1]	Watson Pharmaceuticals, Inc.	423,600

		TOTAL	6,172,021

		Industrials--1.2%
6,300		Emerson Electric Co.	371,700
1,940		Siemens AG	284,538

		TOTAL	656,238

		Information Technology--4.4%
11,200		Compaq Computer Corp.	294,000
3,900	[1]	Computer Sciences Corp.	374,156
7,400		Electronic Data Systems Corp.	475,912
4,900	[1]	Gateway, Inc.	242,550
6,400	[1]	iGATE Capital Corp.	437,600
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
2,600	[1]	Oracle Corp.	$186,875
13,500	[1]	SunGard Data Systems, Inc.	458,156

		TOTAL	2,469,249

		Insurance--1.5%
5,500		AXA	810,733

		Multi-Industry--3.5%
28,700		General Electric Co.	1,510,337
9,000		Tyco International Ltd.	423,563

		TOTAL	1,933,900

		Technology Hardware & Equipment--3.7%
2,700		Corning, Inc.	522,281
6,900	[1]	Dell Computer Corp.	297,562
4,600		International Business Machines Corp.	493,638
4,700	[1]	Plantronics, Inc.	401,263
4,400	[1]	Sun Microsystems, Inc.	337,150

		TOTAL	2,051,894

		Telecommunications--11.4%
5,100	[1]	Allegiance Telecom, Inc.	269,662
16,100		Cable & Wireless Communications PLC	268,707
2,200	[1]	Exodus Communications, Inc.	155,237
9,500		GTE Corp.	600,875
9,600	[1]	Global Crossing Ltd.	240,600
4,200	[1]	Level 3 Communications, Inc.	320,513
13,000	[1]	MCI Worldcom, Inc.	489,125
1,550		Mannesmann AG	404,900
19,500	[1]	McLeodUSA, Inc., Class A	390,000
11,800	[1]	Metromedia Fiber Network, Inc.	365,063
3,900	[1]	NEXTLINK Communications, Inc.	273,244
22		Nippon Telegraph & Telephone Corp.	261,455
26,800		Portugal Telecom SA	292,536
8,200	[1]	Qwest Communications International, Inc.	346,963
12,656		SBC Communications, Inc.	552,909
18,081		Telefonica SA	371,111
35,740		Vodafone AirTouch PLC	163,167
Shares			Value
		COMMON STOCKS--continued
		Telecommunications--continued
7,400	[1]	Western Wireless Corp., Class A	$353,813
8,175	[1]	WinStar Communications, Inc.	231,966

		TOTAL	6,351,846

		Telecommunications Equipment--1.5%
3,000	[1]	Harmonic, Inc.	134,062
12,500		Lucent Technologies, Inc.	717,188

		TOTAL	851,250

		Utilities--14.9%
7,500	[1]	AES Corp.	654,375
26,000		CMS Energy Corp.	591,500
7,300	[1]	Calpine Corp.	773,344
12,800		Columbia Energy Group	828,000
9,900		Duke Energy Corp.	576,675
11,100		Dynegy, Inc.	856,087
15,000		El Paso Energy Corp.	772,500
16,400		Enron Corp.	1,195,150
8,700		FPL Group, Inc.	430,650
27,500		KeySpan Corp.	838,750
20,400		Williams Cos., Inc. (The)	847,875

		TOTAL	8,364,906

		TOTAL COMMON STOCKS (IDENTIFIED COST $54,915,594)	56,068,101

		MUTUAL FUND--4.9%[2]
2,769,219		Prime Value Obligations Fund, Class IS (at net asset value)	2,769,219

		TOTAL INVESTMENTS (IDENTIFIED COST $57,684,813)[3]	$58,837,320

1 Non-income producing security.

2 Pursuant to an exemptive order, the fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, an affiliate of the fund's adviser. The adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

3 The cost of investments for federal tax purposes amounts to $57,684,813. The net unrealized appreciation of investments on a federal tax basis amounts to $1,152,507 which is comprised of $4,159,945 appreciation and $3,007,438 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($56,025,860) at May 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $57,684,813)		$58,837,320
Cash		17,816
Cash denominated in foreign currencies (identified cost $6,873)		6,962
Income receivable		66,943
Receivable for investments sold		1,668,262
Receivable for shares sold		248,270

TOTAL ASSETS		60,845,573

Liabilities:
Payable for investments purchased	$4,743,467
Payable for shares redeemed	28,562
Accrued expenses	47,684

TOTAL LIABILITIES		4,819,713

Net assets for 4,114,162 shares outstanding		$56,025,860

Net Assets Consist of:
Paid-in capital		$50,205,905
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,148,200
Accumulated net realized gain on investments and foreign currency transactions		4,999,389
Accumulated net operating loss		(327,634)

TOTAL NET ASSETS		$56,025,860

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($50,344,868 ÷ 3,693,732 shares outstanding)		$13.63

Offering Price Per Share (100/94.50 of $13.63)[1]		$14.42

Redemption Proceeds Per Share		$13.63

Class B Shares:
Net Asset Value Per Share ($3,802,413 ÷ 281,251 shares outstanding)		$13.52

Offering Price Per Share		$13.52

Redemption Proceeds Per Share (94.50/100 of $13.52)[1]		$12.78

Class C Shares:
Net Asset Value Per Share ($1,878,579 ÷ 139,179 shares outstanding)		$13.50

Offering Price Per Share		$13.50

Redemption Proceeds Per Share (99.00/100 of $13.50)[1]		$13.37

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $6,770)		$166,278
Interest		56,116

TOTAL INCOME		222,394

Expenses:
Investment adviser fee	$248,598
Administrative personnel and services fee	92,501
Custodian fees	12,254
Transfer and dividend disbursing agent fees and expenses	52,220
Auditing fees	7,308
Legal fees	3,282
Portfolio accounting fees	39,343
Distribution services fee--Class A Shares	57,897
Distribution services fee--Class B Shares	9,207
Distribution services fee--Class C Shares	3,552
Shareholder services fee--Class A Shares	57,897
Shareholder services fee--Class B Shares	3,069
Shareholder services fee--Class C Shares	1,184
Share registration costs	25,039
Printing and postage	20,847
Insurance premiums	765
Taxes	1,968
Miscellaneous	2,394

TOTAL EXPENSES	639,325

Waiver:
Waiver of investment adviser fee	(132,537)

Net expenses		506,788

Net operating loss		(284,394)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		5,026,104
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(2,747,793)

Net realized and unrealized gain on investments and foreign currency transactions		2,278,311

Change in net assets resulting from operations		$1,993,917

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(284,394)	$(154,625)
Net realized gain on investments and foreign currency transactions ($5,026,104 and $5,697,730, respectively, as computed for federal tax purposes)	5,026,104	5,656,519
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(2,747,793)	2,936,562

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,993,917	8,438,456

Distributions to Shareholders:[1]
Distributions from net investment income
Class A Shares	--	(19,389)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(5,348,241)	(14,020)
Class B Shares	(189,501)	--
Class C Shares	(30,263)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,568,005)	(33,409)

Share Transactions:
Proceeds from sale of shares	25,136,421	11,245,353
Net asset value of shares issued to shareholders in payment of distributions declared	5,193,839	32,098
Cost of shares redeemed	(6,283,790)	(2,987,531)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	24,046,470	8,289,920

Change in net assets	20,472,382	16,694,967

Net Assets:
Beginning of period	35,553,478	18,858,511

End of period	$56,025,860	35,553,478

1 Distributions from net investment income and distributions from net realized gain on investments and foreign currency transactions did not round to $1.00 for Class B Shares or Class C Shares for the fiscal year ended November 30, 1999 due to the low number of shares outstanding of Class B Shares and Class C Shares on the record date of the distributions.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,	Period Ended November 30,
	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.36	$10.55	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.08)[2]	(0.07)[2]	0.01
Net realized and unrealized gain on investments and foreign currency transactions	1.56	3.90	0.54

TOTAL FROM INVESTMENT OPERATIONS	1.48	3.83	0.55

Less Distributions:
Distributions from net investment income	--	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	(2.21)	(0.01)	--

TOTAL DISTRIBUTIONS	(2.21)	(0.02)	--

Net Asset Value, End of Period	$13.63	$14.36	$10.55

Total Return[3]	10.41%	36.34%	5.50%

Ratios to Average Net Assets:

Expenses	2.00%[4]	2.00%	2.00%[4]

Net investment income (net operating loss)	(1.12%)[4]	(0.58%)	0.44%[4]

Expense waiver/reimbursement[5]	0.53%[4]	1.37%	4.07%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$50,345	$34,303	$18,858

Portfolio turnover	122%	187%	3%

1 Reflects operations for the period from October 27, 1998 (date of initial public investment) to November 30, 1998.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999 [1]
Net Asset Value, Beginning of Period	$14.29	$10.55
Income From Investment Operations:
Net operating loss	(0.11)[2]	(0.15)[2]
Net realized and unrealized gain on investments and foreign currency transactions	1.55	3.91

TOTAL FROM INVESTMENT OPERATIONS	1.44	3.76

Less Distributions:
Distributions from net investment income	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(2.21)	(0.01)

TOTAL DISTRIBUTIONS	(2.21)	(0.02)

Net Asset Value, End of Period	$13.52	$14.29

Total Return[3]	10.15%	35.62%

Ratios to Average Net Assets:

Expenses	2.50%[4]	2.50%

Net operating loss	(1.50%)[4]	(1.08%)

Expense waiver/reimbursement[5]	0.53%[4]	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$3,802	$1,060

Portfolio turnover	122%	187%

1 Financial Highlights for Class B Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998, as Class B Shares had no public investments during that period.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999 [1]
Net Asset Value, Beginning of Period	$14.27	$10.55
Income From Investment Operations:
Net operating loss	(0.10)[2]	(0.16)[2]
Net realized and unrealized gain on investments and foreign currency transactions	1.54	3.90

TOTAL FROM INVESTMENT OPERATIONS	1.44	3.74

Less Distributions:
Distributions from net investment income	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(2.21)	(0.01)

TOTAL DISTRIBUTIONS	(2.21)	(0.02)

Net Asset Value, End of Period	$13.50	$14.27

Total Return[3]	10.17%	35.43%

Ratios to Average Net Assets:

Expenses	2.50%[4]	2.50%

Net operating loss	(1.40%)[4]	(1.08%)

Expense waiver/reimbursement[5]	0.53%[4]	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,879	$191

Portfolio turnover	122%	187%

1 Financial Highlights for Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998, as Class C Shares had no public investments during that period.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Equity Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's objective is to provide capital appreciation and above-average income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At May 31, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. Dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. Dollars based on the rates of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,238,398	$18,540,330	737,809	$8,916,311
Shares issued to shareholders in payment of distributions declared	368,179	4,974,095	2,918	32,098
Shares redeemed	(301,874)	(4,464,107)	(138,629)	(1,706,232)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,304,703	$19,050,318	602,098	$7,242,177

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	206,200	$3,157,588	74,673	$918,828
Shares issued to shareholders in payment of distributions declared	14,109	189,491	--	--
Shares redeemed	(13,198)	(193,804)	(543)	(7,113)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	207,111	$3,153,275	74,130	$911,715

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	231,495	$3,438,503	107,962	$1,410,214
Shares issued to shareholders in payment of distributions declared	2,258	30,253	--	--
Shares redeemed	(107,930)	(1,625,879)	(94,616)	(1,274,186)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	125,823	$1,842,877	13,346	$136,028

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,637,637	$24,046,470	689,574	$8,289,920

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended May 31, 2000, were as follows:

Purchases	$76,651,497

Sales	$58,736,006

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not utilize the LOC during the period ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated Global Equity Income Fund

Established 1998

2ND SEMI-ANNUAL REPORT

Federated
Federated Global Equity Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U870
Cusip 31428U862
Cusip 31428U854

G02336-05 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Global Financial Services Fund

President's Message

Dear Fellow Shareholder:

Federated Global Financial Services Fund was created in 1998, and I am pleased to present its second Semi-Annual Report. As of May 31, 2000, the fund's net assets of $28.3 million were invested in over 90 issues, of which almost 68% was invested in domestic securities. This fund offers investors the opportunity for capital appreciation and dividend growth by investing in financial services companies including banks, insurance companies, brokerage firms and asset management companies across as many as five regional markets, including the United States, Asia, Europe, Latin America and Eastern Europe. The fund may be ideal for investors seeking some international exposure but not willing to take the risks associated with investing exclusively outside the United States.1

This report covers the six-month period from December 1, 1999 through May 31, 2000. It begins with an interview with the fund's portfolio manager, Marc Halperin, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers the fund's objective and strategy and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

Federated Global Financial Services Fund offers investors a unique, timely opportunity to invest in a sector that is evolving and poised to experience rapid growth. The management team focuses on fundamental, bottom-up research and prefers companies with strong business franchises, sound asset quality, and reputable management.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, funds whose investments are concentrated in a specific industry may be subject to a higher degree of market risk than funds whose investments are diversified.

Individual share class total return performance for the six-month reporting period, including realized gains, is as follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(2.37%)	$0.26	$13.21 to $12.64 = (4.31%)
Class B Shares	(2.78%)	$0.26	$13.09 to $12.47 = (4.74%)
Class C Shares	(2.70%)	$0.26	$13.11 to $12.50 = (4.65%)

I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you can buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. You may add to your investment account at any time and thus increase the number of shares you own for potential future income.

I would also like to point out that the U.S. market's performance, although very positive, has been surpassed by the market returns in many other nations. In Federated Global Financial Services Fund, you have an opportunity to increase your international exposure and long-term capital appreciation.

Thank you for your investment in Federated Global Financial Services Fund and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (7.75%), (8.02%) and (3.65%), respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment, regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Marc Halperin

Vice President

Federated Global Investment Management Corp.

Investment Review

What is your review of the global financial services stocks during the first half of the fund's fiscal year?

Despite the looming threat of further interest rate hikes by the Federal Reserve Board (the "Fed"), U.S. financial stocks staged a remarkable rally during the first half of the fund's fiscal year. In particular, the asset management companies were strong performers on the back of a continuing consolidation of their sector. Beyond the U.S. market, the financial sector remained weak, as concerns over interest rates and asset quality forced stocks in both Europe and Japan downward.

How did the fund perform for the period compared to its benchmark?

The fund's total returns, based on net asset value, for Class A, B and C Shares were (2.37%), (2.78%) and (2.70%), respectively.1 The fund's benchmark is the Morgan Stanley Capital International All Country World Finance Index, which produced a total return of (2.35%) for the six-month reporting period.2

1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (7.75%), (8.02%) and (3.65%), respectively.

2 The MSCI All Country World Finance Index is a medium- to large-cap unmanaged index comprising the banking, financial services, insurance and real estate industries diversified across 46 countries and more than 400 companies. All values are expressed in U.S. dollars. Investments cannot be made in an index.

What were the fund's top five holdings in the United States and top five holdings outside the United States as of May 31, 2000?

Our top five U.S. holdings were as follows:

Name	Country	Percentage of Net Assets
Countrywide Credit Industries, Inc.	U.S.	3.3%
Mellon Financial Corp.	U.S.	3.1%
Fannie Mae	U.S.	2.9%
Washington Mutual, Inc.	U.S.	2.7%
Wells Fargo Co.	U.S.	2.4%
TOTAL		14.4%

Our top five holdings outside the United States were as follows:

Name	Country	Percentage of Net Assets
Sun Life Financial Services of Canada	CA	2.6%
Standard Chartered PLC	UK	1.8%
HSBC Holdings	UK	1.4%
News Corp. Ltd., ADR	AU	1.4%
Sun Hung Kai Properties	HK	1.3%
TOTAL		8.5%

What were the fund's regional breakdowns and country allocations as of May 31, 2000?

Region	Percentage of Net Assets
United States and Canada	70.86%
Asia Pacific	12.59%
Europe	11.61%
Australia	1.71%

Country	Percentage of Net Assets
United States	67.97%	Developed
Hong Kong	8.06%	Developed
United Kingdom	4.97%	Developed
France	3.16%	Developed
Singapore	3.08%	Developed
Canada	2.89%	Developed
Australia	1.71%	Developed
Germany	0.82%	Developed
Italy	0.80%	Developed
Indonesia	0.57%	Emerging
Thailand	0.45%	Emerging
Spain	0.44%	Developed
Japan	0.43%	Developed
Austria	0.42%	Developed
Switzerland	0.35%	Developed
Brazil	0.34%	Developed
Netherlands	0.19%	Developed
Ireland	0.12%	Developed

What are some recent additions to the fund's portfolio?

Mellon Financial (3.1% of portfolio): Regional bank and major asset management company with approximately $500 billion under management.

Countrywide Credit Industries (3.3% of portfolio): Largest independent mortgage banking company in the U.S. servicing approximately $275 billion in mortgages.

Fannie Mae (2.9% of portfolio): Buys and sells mortgages while issuing and selling guaranteed mortgaged-back securities to facilitate housing ownership.

Sun Hung Kai Properties (1.3% of portfolio): Hong Kong's largest property company with a land bark of approximately 35 million square feet of developable space.

HSBC Holdings (1.4% of portfolio): Asia's largest banking institution with major presence in the United States, United Kingdom, Latin America and now Europe with the acquisition in the second quarter of CCF, France's third largest bank.

As we reach the mid-point of 2000, what is your outlook for global financial services stocks and the current strategy for the fund?

We remain optimistic about global financial services. The effect of six rate hikes by the Fed is already beginning to effect the U.S. economy with a marked slowdown in consumer spending and new home sales. Any stabilization of interest rates would only be good for the financial sector. We continue, therefore, to overweight the United States and Hong Kong given the high rate-sensitive component of these markets.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value in U.S. Dollars
		COMMON STOCKS--89.8%
		Banking--20.0%
18,721		Amsouth Bancorporation	$338,148
12,625		Banco Santander Central Hispano, SA	123,792
2,490		Bank Austria AG	118,243
5,685		Bank of Ireland	33,150
3,710		Banque Nationale de Paris	334,875
9,044		Barclays PLC	235,417
7,650		Comerica, Inc.	387,281
1,120		Credit Commerical De France	158,930
5,940		Cullen Frost Bankers, Inc.	157,410
15,500		DBS Group Holdings Ltd.	154,700
83,000		DBS Land Ltd.	94,811
57,600		Dah Sing Financial Group	209,932
1,700		Eaton Vance Corp.	73,950
8,350		Federal Home Loan Mortgage Corp.	371,575
1,500		First Tennessee National Corp.	30,750
19,000		Guoco Group	37,794
35,606		HSBC Holdings PLC	392,969
22,920		Mellon Financial Corp.	883,852
46,000		Overseas Union Bank Ltd.	157,902
40,270		Standard Chartered PLC	518,995
14,900		Wells Fargo Co.	674,225
89,000		Wing Hang Bank Ltd.	176,464

		TOTAL	5,665,165

		Banks (Major Regional)--5.8%
7,340		Bank One Corp.	242,679
8,216		Fleet Boston Financial Corp.	310,668
12,300		KeyCorp	258,300
12,100		PNC Bank Corp.	609,538
7,540		Summit Bancorp	216,304

		TOTAL	1,637,489

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Banks (Money Center)--2.0%
5,310		BankAmerica Corp.	$295,037
2,675		Chase Manhattan Corp.	199,789
2,000		First Union Corp.	70,375

		TOTAL	565,201

		Banks (Regional)--4.4%
6,250		Compass Bancshares, Inc.	126,562
9,875		First Virginia Bank, Inc.	391,914
13,500		Hibernia Corp., Class A	173,813
20,510		SouthTrust Corp.	555,052

		TOTAL	1,247,341

		Beverages & Tobacco--0.2%
35,000		PT Hanjaya Mandala Sampoerna	44,638

		Broadcasting & Publishing--1.6%
20,600		BEC World Public Company Ltd.	126,106
2,000		Nippon Broadcasting System	120,886
30,000		Television Broadcasting	194,424

		TOTAL	441,416

		Consumer Discretionary--8.6%
29,200		Belo (A.H.) Corp., Series A	469,025
16,400		Centex Corp.	340,300
18,800		D. R. Horton, Inc.	245,575
12,000		Masco Corp.	236,250
6,200		McGraw-Hill Cos., Inc.	318,913
8,550		News Corp. Ltd., ADR	389,559
3,000	[1]	Rogers Communications, Inc., Class B	78,410
12,300	[1]	Spanish Broadcasting System, Inc.	209,100
7,680	[1]	Toll Brothers, Inc.	148,800

		TOTAL	2,435,932

		Financial--11.4%
15,000		Banca Fideuram Spa	226,987
36,600		Commercial Federal Corp.	583,312
30,000		Countrywide Credit Industries, Inc.	922,500
8,000		Gallagher (Arthur J.) & Co.	309,500
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Financial--continued
14,300		Hutchison Whampoa Ltd.	$164,705
11,394		Royal Bank of Scotland PLC, Edinburgh	187,606
49,314	[1]	Sun Life Financial Services of Canada	739,710
4,000		Unibanco Uniao de Bancos Brasileiros SA, GDR	96,750

		TOTAL	3,231,070

		Financial (Diversified)--7.1%
3,600		American Express Co.	193,725
13,740		Fannie Mae	826,118
17,850		Franklin Resources, Inc.	535,500
3,920		Morgan Stanley Dean Witter & Co.	281,995
6,600		Waddell & Reed Financial, Inc., Class A	181,088

		TOTAL	2,018,426

		Financial Services--6.0%
14,500		Dun & Bradstreet Corp.	445,875
5,150		Kansas City Southern Industries, Inc.	346,338
10,880		Pioneer Group, Inc.	453,560
22,850		Raymond James Financial, Inc.	448,431

		TOTAL	1,694,204

		Information Technology--0.3%
20,098		Erg Ltd.	95,032

		Insurance--4.9%
648		Allianz AG	231,906
1,465		AXA	215,950
1,990		Fortis NV	52,355
11,325		Lincoln National Corp.	438,844
2,980		Marsh & McLennan Cos., Inc.	327,986
100,000		Pacific Century Insurance	32,083
200		Zurich Allied AG	98,341

		TOTAL	1,397,465

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Insurance (Multi-Line)--3.5%
2,037		American International Group, Inc.	$229,290
7,275		Citigroup, Inc.	452,414
5,250		Hartford Financial Services Group, Inc.	310,406

		TOTAL	992,110

		Investment Banking/Brokerage--1.7%
12,535	[1]	Affiliated Managers Group	419,922
1,753		Bear Stearns Cos., Inc.	69,044

		TOTAL	488,966

		Leisure & Tourism--0.7%
129,000		Hong Kong Land Holding Ltd.	199,950

		Merchandising--0.4%
90,000		PT Ramayana Lestari Sentosa	46,696
157,500		PT Tempo Scan Pacific Tbk	70,304

		TOTAL	117,000

		Multi-Industry--0.9%
43,000		Swire Pacific Ltd., Class A	247,772

		Real Estate--4.9%
26,000		Cheung Kong	237,736
137,000		Hang Lung Development Co.	86,150
59,000		Henderson Land Development Co., Ltd.	230,935
275,370		Sino Land Co.	92,765
60,086		Sun Hung Kai Properties Ltd.	365,501
114,171		Wharf Holdings Ltd.	205,126
281,000		Wing Tai Holdings, Ltd.	183,188

		TOTAL	1,401,401

		Savings & Loan Companies--2.6%
26,145		Washington Mutual, Inc.	751,669

		Telecommunications--2.1%
5,000		British Telecommunication PLC	72,522
66,253		Clipsal Industries Ltd.	80,649
2,700		Telephone and Data System, Inc.	286,200
3,100	[1]	Western Wireless Corp., Class A	148,219

		TOTAL	587,590

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--0.7%
680		Suez Lyonnaise des Eaux	$114,193
650		Vivendi	69,738

		TOTAL	183,931

		TOTAL COMMON STOCKS (IDENTIFIED COST $24,408,657)	25,443,768

		MUTUAL FUND--6.9%[2]
1,952,705		Prime Value Obligations Fund, Class IS (at net asset value)	1,952,705

		TOTAL INVESTMENTS (IDENTIFIED COST $26,361,362)[3]	$27,396,473

1 Non-income producing security.

2 Pursuant to an Exemptive order, the fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, an affiliate of the fund's adviser. The adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

3 The cost of investments for federal tax purposes amounts to $26,361,362. The net unrealized appreciation of investments on a federal tax basis amounts to $1,035,111 comprised of $2,749,524 appreciation and $1,714,413 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($28,319,846) at May 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $26,361,362)		$27,396,473
Cash denominated in foreign currency (identified cost $35,496)		35,297
Income receivable		74,504
Receivable for investments sold		632,832
Receivable for shares sold		428,057

TOTAL ASSETS		28,567,163

Liabilities:
Payable for investments purchased	$223,804
Payable for shares redeemed	230
Accrued expenses	23,283

TOTAL LIABILITIES		247,317

Net assets for 2,257,392 shares outstanding		$28,319,846

Net Assets Consist of:
Paid in capital		$26,970,816
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,034,306
Accumulated net realized gain on investments and foreign currency transactions		263,548
Undistributed net investment income		51,176

TOTAL NET ASSETS		$28,319,846

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($12,083,677 ÷ 956,023 shares outstanding)		$12.64

Offering Price Per Share (100/94.50 of $12.64)[1]		$13.38

Redemption Proceeds Per Share		$12.64

Class B Shares:
Net Asset Value Per Share ($14,319,129 ÷ 1,147,987 shares outstanding)		$12.47

Offering Price Per Share		$12.47

Redemption Proceeds Per Share (94.50/100 of $12.47)[1]		$11.78

Class C Shares:
Net Asset Value Per Share ($1,917,040 ÷ 153,382 shares outstanding)		$12.50

Offering Price Per Share		$12.50

Redemption Proceeds Per Share (99.00/100 of $12.50)[1]		$12.38

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $11,277)			$227,505
Interest			62,432

TOTAL INCOME			289,937

Expenses:
Investment adviser fee		$108,018
Administrative personnel and services fee		92,501
Custodian fees		14,817
Transfer and dividend disbursing agent fees and expenses		42,232
Directors'/Trustees' fees		162
Auditing fees		7,316
Legal fees		3,273
Portfolio accounting fees		39,877
Distribution services fee --Class B Shares		43,440
Distribution services fee --Class C Shares		5,114
Shareholder services fee --Class A Shares		10,820
Shareholder services fee --Class B Shares		14,480
Shareholder services fee --Class C Shares		1,705
Share registration costs		19,488
Printing and postage		13,503
Insurance premiums		383
Taxes		848
Miscellaneous		2,137

TOTAL EXPENSES		420,114

Waiver and Reimbursement:
Waiver of investment adviser fee	$(108,023)
Reimbursement of other operating expenses	(90,504)

TOTAL WAIVER AND REIMBURSEMENT		(198,527)

Net expenses			221,587

Net investment income			68,350

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $350)			274,879
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(607,091)

Net realized and unrealized loss on investments and foreign currency			(332,212)

Change in net assets resulting from operations			$(263,862)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$68,350	$38,335
Net realized gain on investments and foreign currency transactions ($274,879 and $338,266, respectively, as computed for federal tax purposes)	274,879	282,608
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(607,091)	654,937

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(263,862)	975,880

Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(131,447)	(26,326)
Class B Shares	(197,705)	(17,518)
Class C Shares	(20,230)	(2,376)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(349,382)	(46,220)

Share Transactions:
Proceeds from sale of shares	18,200,023	15,301,925
Net asset value of shares issued to shareholders in payment of distributions declared	319,639	23,764
Cost of shares redeemed	(6,487,313)	(5,702,680)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	12,032,349	9,623,009

Change in net assets	11,419,105	10,552,669

Net Assets:
Beginning of period	16,900,741	6,348,072

End of period (including undistributed net investment income of $51,176 and $0, respectively)	$28,319,846	$16,900,741

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,	Period Ended November 30,
	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$13.21	$11.99	$10.00
Income From Investment Operations:
Net investment income	0.04	0.09 [2]	0.01 [2]
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	1.21	1.98

TOTAL FROM INVESTMENT OPERATIONS	(0.31)	1.30	1.99

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.26)	(0.08)	--

Net Asset Value, End of Period	$12.64	$13.21	$11.99

Total Return[3]	(2.37%)	10.87%	19.90%

Ratios to Average Net Assets:

Expenses	1.60%[4]	1.60%	1.60%[4]

Net investment income	1.11%[4]	0.79%	0.85%[4]

Expense waiver/reimbursement[5]	1.84%[4]	3.37%	11.49%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$12,084	$6,333	$4,094

Portfolio turnover	28%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,	Period Ended November 30,
	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$13.09	$11.98	$10.00
Income From Investment Operations:
Net investment income	0.03	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)	1.18	1.98

TOTAL FROM INVESTMENT OPERATIONS	(0.36)	1.19	1.98

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.26)	(0.08)	--

Net Asset Value, End of Period	$12.47	$13.09	$11.98

Total Return[4]	(2.78%)	9.96%	19.80%

Ratios to Average Net Assets:

Expenses	2.35%[5]	2.35%	2.35%[5]

Net investment income	0.31%[5]	0.04%	0.10%[5]

Expense waiver/reimbursement[6]	1.84%[5]	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$14,319	$9,563	$1,911

Portfolio turnover	28%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,	Period Ended November 30,
	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$13.11	$11.98	$10.00
Income From Investment Operations:
Net investment income	0.04	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments and foreign currency	(0.39)	1.20	1.98

TOTAL FROM INVESTMENT OPERATIONS	(0.35)	1.21	1.98

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.26)	(0.08)	--

Net Asset Value, End of Period	$12.50	$13.11	$11.98

Total Return[4]	(2.70%)	10.13%	19.80%

Ratios to Average Net Assets:

Expenses	2.35%[5]	2.35%	2.35%[5]

Net investment income	0.36%[5]	0.04%	0.10%[5]

Expense waiver/reimbursement[6]	1.84%[5]	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$1,917	$1,005	$343

Portfolio turnover	28%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Financial Services Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At May 31, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at this period end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	726,685	$9,104,027	455,958	$5,757,599
Shares issued to shareholders in payment of distributions declared	9,818	125,564	505	6,189
Shares redeemed	(259,866)	(3,288,673)	(318,686)	(3,915,384)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	476,637	$5,940,918	137,777	$1,848,404

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	531,159	$6,559,152	704,800	$8,841,323
Shares issued to shareholders in payment of distributions declared	13,849	175,211	1,303	15,948
Shares redeemed	(127,634)	(1,569,332)	(134,984)	(1,687,785)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	417,374	$5,165,031	571,119	$7,169,486

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	205,775	$2,536,844	55,959	$703,003
Shares issued to shareholders in payment of distributions declared	1,486	18,864	162	1,627
Shares redeemed	(130,488)	(1,629,308)	(8,162)	(99,511)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	76,773	$926,400	47,959	$605,119

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	970,784	$12,032,349	756,855	$9,623,009

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six months ended May 31, 2000, and has no present intention of paying or accruing the distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2000, were as follows:

Purchases	$15,630,628

Sales	$5,507,968

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not utilize the LOC during the six months ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated Global Financial Services Fund

Established 1998

2ND SEMI-ANNUAL REPORT

Federated
Federated Global Financial Services Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

G02455-04 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated International Growth Fund

President's Message

Dear Shareholder:

Federated International Growth Fund was created in 1997, and I am pleased to present its third Semi-Annual Report. This is a "fund of funds" approach, whereby shareholders own an interest in four funds, i.e., Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund, and Federated International Small Company Fund. This fund is broadly diversified by company, by country, by continent, and by market (both developed and emerging), and by market capitalization.1 Over 500 companies in 60 countries-- truly a world-class portfolio. As of May 31, 2000, the fund's net assets totaled $72.8 million.

This report covers the six-month reporting period from December 1, 1999 through May 31, 2000. It begins with an interview with the fund's portfolio manager, Stephen Auth, Senior Vice President of Federated Global Investment Management Corp. Following his discussion, which presents his outlook on international economic and market conditions along with the fund's strategy, you will find two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

As a long-term investor, you know that short-term volatility, like we have experienced this year, is to be expected. However, the fund's management team feels that once investors begin to focus on the more favorable fundamental conditions in the international arena, international equities will provide investors with the opportunity for high returns.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the six-month reporting period, including income distributions, is as follows:2

	Total Return	Income	Net Asset Value Change
Class A Shares	0.49%	$0.56	$12.35 to $11.91 = (3.56%)
Class B Shares	0.06%	$0.49	$12.24 to $11.81 = (3.51%)
Class C Shares	(0.01)%	$0.51	$12.28 to $11.83 = (3.66%)

I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account like this is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.

In the past six months, almost every international market has been effected by the six rate increases imposed by the Federal Reserve Board ("the Fed"), though international markets do not normally correlate with domestic markets. The effects of the Fed's six rate increases to fend off fears of U.S. inflation and slow U.S. economic growth effects markets worldwide. We believe the international markets will assert themselves as their respective economies mimic the United States' growth, and in many markets, international equity prices become more attractive than U.S. stock valuations.

Thank you for your investment in Federated's "fund of funds" and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B and C Shares were (5.05%), (5.25%), and (0.98%), respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Stephen F. Auth

Senior Vice President

Federated Global Investment Management Corp.

Investment Review

What is your analysis of the international marketplace over the first half of the fund's fiscal year?

The first half of the fund's fiscal year was very much a tale of two markets. During the first three months, the fund experienced strong gains as the international markets continued their rally from 1999. Our biggest gains during this period occurred in stocks within the technology, media, and telecommunications sectors that also dominated the performance charts last year. During the following three months, a sharp correction in the U.S. markets, particularly in the NASDAQ, spilled over into the international markets; many stocks and indexes closed the six-month reporting period lower in the end.

The primary issue driving the global equity market correction was growing concerns that the Federal Reserve Board ("the Fed") would keep raising interest rates until the U.S. economy slowed. This created concerns about both high market valuations and potentially softening corporate earnings growth. In periods of high market volatility like this, the international markets will often follow the U.S. market's lead, even when fundamentals abroad are quite different. This reporting period was no exception. However, once the volatility in the domestic market begins to abate, we think investors will again focus on the more favorable fundamental conditions in the international arena, and international equities' performance should improve.

How did Federated International Growth Fund perform during the six-month reporting period compared to the overall international equity market?

Federated International Growth Fund produced a six-month total return of 0.49% for Class A Shares based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were 0.06% and (0.01%), respectively.1 These returns were more than the (7.67%) return of the Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) for the same period.2 The fund's returns also outpaced the (8.63%) average return of the 562 international equity funds tracked by Lipper Analytical Services, Inc.3

What funds in Federated International Growth Fund's portfolio made the greatest impact on the fund's performance during the reporting period?

The strongest contributor to the fund's performance over the period was the Federated European Growth Fund. This fund has been one of our largest holdings with roughly one-third of our assets allocated to it. The weakest performer over the period was Federated Asia Pacific Growth Fund. The Pacific Rim markets were down in sympathy with the U.S. markets, partly because they are less liquid and probably overreacted. Fortunately, Federated Asia Pacific Growth Fund was our smallest holding during the period, although we recently increased our exposure here from 11% to 15%. The other two portfolios, Federated International Small Company Fund and Federated Emerging Markets Fund, were roughly flat over the period.

How were the fund's assets diversified among the four different Federated-managed funds at the end of the reporting period?

As of May 31, 2000, the assets were allocated as follows:

Name	Percentage of Net Assets
Federated International Small Company Fund	32.4%
Federated European Growth Fund	32.1%
Federated Emerging Markets Fund	16.6%
Federated Asia Pacific Growth Fund	10.8%

1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B and C Shares was (5.05%), (5.25%), and (0.98%), respectively.

2 The MSCI Europe, Australia, and Far East Index is a market capitalization-weighted foreign securities index widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. This index is unmanaged and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

What were the fund's top holdings as of May 31, 2000?

The top two holdings by individual fund were as follows:

Fund	Name of Holding	Country	Percentage of Net Assets
Federated Asia Pacific Growth Fund	NEC Corp.	Japan	2.1%
	Kyocera Corp.	Japan	1.7
Federated Emerging Markets Fund	Samsung Electronics Co.	South Korea	3.9
	Telefonos de Mexico, Class L, ADR	Mexico	3.2
Federated European Growth Fund	Telefonica SA	Spain	3.0
	Vodafone AirTouch PLC	United Kingdom	3.8
Federated Int'l Small Company Fund	Vestas Wind Systems AS	Denmark	39.3
	Matalan	United Kingdom	22.7

As we pass the mid-point of 2000, what is your outlook for international equities? And how have you structured the fund's allocations?

We expect the domestic stock market to remain relatively volatile for the next few months, as investors continue to try to ascertain whether the Fed has reached the end of its rate tightening cycle, and if so, what the impact will be on corporate earnings growth. We think the likelihood of a U.S. "soft landing" is relatively high, with the result that the U.S. market is likely to remain in a trading range for the time being. This may lead investors to begin focusing again on stock market fundamentals offshore.

We remain very bullish on the European markets. The European economy is continuing to accelerate, and may soon outgrow the U.S. economy, which is being slowed down by the Fed's actions. In addition, corporate restructuring and the shift towards the "new economy" stocks continue apace in Europe, and should help drive double-digit earnings growth this year and next. Finally, the European currency is trading almost 20% below its inaugural level from January 1999 and is showing signs of bottoming. A turnaround here could further boost returns on European stocks for American investors. We expect to increase the fund's exposure to Europe.

We are also optimistic about the Asian markets, which have sold off in sympathy with the United States. In addition, Japan's economy remains in recovery mode, and we think corporate earnings growth there is in the early stages of a longer bull cycle. We have used the weakness in these markets to increase exposure to the Pacific Rim region.

Finally, the outlook for emerging markets is also good, as both economies and earnings are recovering. We have increased our exposure here as well.

We have funded these additions to the portfolio both with incoming cashflows, as well as with excess cash available in Federated International Small Company Fund. This fund remains our second largest fund exposure, although our current exposure is now below our previous peak level. We plan to re-look at increasing our exposure later this year, once market volatility begins to abate.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value in U.S Dollars
		MUTUAL FUND SHARES--98.9%
702,787		Federated Asia Pacific Growth Fund, Class A	$7,864,189
974,926		Federated Emerging Markets Fund, Class A	12,079,331
1,323,960		Federated European Growth Fund, Class A	23,367,900
755,913		Federated International Small Company Fund, Class A	23,576,918
5,078,916	[1]	Prime Value Obligations Fund, Class IS	5,078,916

		TOTAL INVESTMENTS (IDENTIFIED COST $61,311,244)[2]	$71,967,254

1 Pursuant to an exemptive order, the fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, an affiliate of the fund's adviser. The adviser has agreed to reimburse certain investment adviser fees as a result of these transactions

2 The cost of investments for federal tax purposes amounts to $61,311,244. The net unrealized appreciation of investments on a federal tax basis amounts to $10,656,010 which is comprised of $11,453,169 appreciation and $797,159 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($72,800,141) at May 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $61,311,244)	$71,967,254
Income receivable	4,406
Receivable for shares sold	748,223
Deferred organizational costs	19,523
Prepaid expenses	142,400

TOTAL ASSETS	72,881,806

Liabilities:
Accrued expenses	81,665

Net assets for 6,127,435 shares outstanding	$72,800,141

Net Assets Consist of:
Paid-in capital	$65,399,400
Net unrealized appreciation of investments	10,656,010
Accumulated net realized loss on investments	(3,386,961)
Undistributed net investment income	131,692

TOTAL NET ASSETS	$72,800,141

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($50,358,712 ÷ 4,228,200 shares outstanding)	$11.91

Offering Price Per Share (100/94.50 of $11.91)[1]	$12.60

Redemption Proceeds Per Share	$11.91

Class B Shares:
Net Asset Value Per Share ($17,080,520 ÷ 1,446,223 shares outstanding)	$11.81

Offering Price Per Share	$11.81

Redemption Proceeds Per Share (94.50/100 of $11.81)[1]	$11.16

Class C Shares:
Net Asset Value Per Share ($5,360,909 ÷ 453,012 shares outstanding)	$11.83

Offering Price Per Share	$11.83

Redemption Proceeds Per Share (99.00/100 of $11.83)[1]	$11.71

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends			$2,507,131
Interest			190,815

TOTAL INCOME			2,697,946

Expenses:
Administrative personnel and services fee		$92,501
Custodian fees		3,030
Transfer and dividend disbursing agent fees and expenses		60,321
Directors'/Trustees' fees		571
Auditing fees		6,568
Legal fees		4,149
Portfolio accounting fees		40,956
Distribution services fee--Class B Shares		63,084
Distribution services fee--Class C Shares		15,267
Shareholder services fee--Class A Shares		62,065
Shareholder services fee--Class B Shares		21,028
Shareholder services fee--Class C Shares		5,089
Share registration costs		18,779
Printing and postage		24,775
Insurance premiums		587
Taxes		2,396
Miscellaneous		8,804

TOTAL EXPENSES		429,970

Waivers and Reimbursements:
Waiver of shareholder services fee--Class A Shares	(62,065)
Waiver of shareholder services fee--Class B Shares	(21,028)
Waiver of shareholder services fee--Class C Shares	(5,089)
Reimbursement of other operating expenses	(236,981)

TOTAL WAIVERS AND REIMBURSEMENTS		(325,163)

Net expenses			104,807

Net investment income			$2,593,139

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			1,180,999
Net change in unrealized appreciation of investments			(5,389,505)

Net realized and unrealized loss on investments			(4,208,506)

Change in net assets resulting from operations			$(1,615,367)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,593,139	$151,593
Net realized gain on investments ($1,180,999 and $274,266, respectively, as computed for federal tax purposes)	1,180,999	314,023
Net change in unrealized appreciation of investments	(5,389,505)	14,901,475

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,615,367)	15,367,091

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,841,394)	(145,393)
Class B Shares	(520,002)	(2,171)
Class C Shares	(103,847)	(233)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,465,243)	(147,797)

Share Transactions:
Proceeds from sale of shares	56,158,641	32,174,691
Net asset value of shares issued to shareholders in payment of distributions declared	1,633,208	92,098
Cost of shares redeemed	(34,897,296)	(22,306,048)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	22,894,553	9,960,741

Change in net assets	18,813,943	25,180,035

Net Assets:
Beginning of period	53,986,198	28,806,163

End of period (including undistributed net investment income of $131,692 and $3,796, respectively)	$72,800,141	$53,986,198

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,		Period Ended November 30,
	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$12.35	$ 8.38	$ 8.73	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.58	0.07	0.04 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.46)	3.96	(0.33)	(1.26)

TOTAL FROM INVESTMENT OPERATIONS	0.12	4.03	(0.29)	(1.27)

Less Distributions:
Distributions from net investment income	(0.56)	(0.06)	(0.06)	--

Net Asset Value, End of Period	$11.91	$12.35	$ 8.38	$ 8.73

Total Return[3]	0.49%	48.44%	(3.37%)	(12.70%)

Ratios to Average Net Assets:
Expenses	0.08%[4]	0.07%	0.08%	0.07%[4]

Net investment income (net operating loss)	7.81%[4]	0.65%	0.51%	(0.01%)[4]

Expense waiver/reimbursement[5]	0.92%[4]	1.49%	1.92%	4.32%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$50,359	$39,386	$19,440	$10,562

Portfolio turnover	1%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,		Period Ended November 30,
	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$12.24	$ 8.31	$ 8.71	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.51	(0.00)[2]	(0.02)[3]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.45)	3.93	(0.34)	(1.28)

TOTAL FROM INVESTMENT OPERATIONS	0.06	3.93	(0.36)	(1.29)

Less Distributions:
Distributions from net investment income	(0.49)	(0.00)[2]	(0.04)	--

Net Asset Value, End of Period	$11.81	$12.24	$ 8.31	$ 8.71

Total Return[4]	0.06%	47.33%	(4.14%)	(12.90%)

Ratios to Average Net Assets:

Expenses	0.83%[5]	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	6.52%[5]	(0.10%)	(0.24%)	(0.77%)[5]

Expense waiver/reimbursement[6]	0.92%[5]	1.49%	1.92%	2.78%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$17,081	$12,317	$8,212	$5,036

Portfolio turnover	1%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share amount does not round to $(0.01).

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,		Period Ended November 30,
	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$12.28	$ 8.33	$ 8.72	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.52	(0.00)[2]	(0.02)[3]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.46)	3.95	(0.33)	(1.27)

TOTAL FROM INVESTMENT OPERATIONS	0.06	3.95	(0.35)	(1.28)

Less Distributions:
Distributions from net investment income	(0.51)	(0.00)[2]	(0.04)	--

Net Asset Value, End of Period	$11.83	$12.28	$ 8.33	$ 8.72

Total Return[4]	(0.01%)	47.45%	(3.99%)	(12.80%)

Ratios to Average Net Assets:

Expenses	0.83%[5]	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	5.18%[5]	(0.10%)	(0.24%)	(0.77%)[5]

Expense waiver/reimbursement[6]	0.92%[5]	1.49%	1.92%	2.69%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,361	$2,284	$1,154	$680

Portfolio turnover	1%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share amount does not round to $(0.01).

3 Per share information is based on average shares outstanding.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital. The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors, Inc. serve as investment adviser, transfer and dividend disbursing agent, portfolio accountant, and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund and Federated International Small Company Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may by valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $4,101,553, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,920,347	$39,526,768	2,660,753	$26,693,042
Shares issued to shareholders in payment of distributions declared	78,860	1,055,154	10,444	89,817
Shares redeemed	(1,960,656)	(27,270,861)	(1,800,577)	(17,702,441)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,038,551	$13,311,061	870,620	$9,080,418

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	508,578	$6,985,600	273,359	$2,722,015
Shares issued to shareholders in payment of distributions declared	37,244	496,087	241	2,065
Shares redeemed	(105,951)	(1,432,862)	(255,138)	(2,367,708)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	439,871	$6,048,825	18,462	$356,372

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	722,543	$9,646,273	257,750	$2,759,634
Shares issued to shareholders in payment of distributions declared	6,140	81,967	25	216
Shares redeemed	(461,638)	(6,193,573)	(210,253)	(2,235,899)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	267,045	$3,534,667	47,522	$523,951

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,745,467	$22,894,553	936,604	$9,960,741

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The investment adviser fee is contingent upon the grant of certain exemptive relief from the Securities and Exchange Commission. If the Fund were paying or accruing the investment adviser fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market investments, and not on those assets invested in shares of the underlying funds. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of 0.20% of the average daily net assets invested in the underlying funds. The Fund did not pay or accrue the asset allocation fee during the period ended May 31, 2000.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not pay or accrue the distribution services fee during the period ended May 31, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,732 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 2000, the Fund expensed $4,622 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended May 31, 2000, were as follows:

Purchases	$25,297,365

Sales	$500,000

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not utilize the LOC during the period ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY J. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated International Growth Fund

Established 1997

3RD SEMI-ANNUAL REPORT

Federated
Federated International Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

G02418-01 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated International High Income Fund

President's Message

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its fourth Semi-Annual Report. The fund provides shareholders significant monthly income from a select portfolio of carefully researched international bonds issued by companies and governments outside the United States--primarily in the emerging markets.1 As of May 31, 2000, the fund's $86.3 million in assets were invested in 34 government bonds and 26 international corporate issues across 27 countries.

This report covers the six-month period from December 1, 1999 through May 31, 2000. It begins with an interview with Robert Kowit, Vice President, who co-manages the fund with Micheal Casey, Vice President, both of Federated Global Investment Management Corp. Following their discussion covering international economic and market conditions along with the fund's strategy are two additional items of shareholder interest. First is a complete listing of the fund's international bond investments, and second is the publication of the fund's financial statements.

While it has been a difficult period for bond investors--in the United States and abroad--Federated International High Income Fund gives you the opportunity to increase your international exposure with a diversified portfolio of fixed income securities. The bonds in the fund have not only been generous income-paying issues, but also offer the potential for long-term capital appreciation. In recent months, interest rates in many countries rose, and all bond prices declined. However, the main engine driving U.S. rates up may have come to its last stop, and with a resulting slower U.S. economy, demand for money by businesses and demand for funds by the U.S. government should decrease. We believe rates will fall globally, and yes, bond prices will rise. We are optimistic about the potential for appreciation in the fund's holdings.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, emerging market structures may be less diverse and mature and their political systems may be less stable.

Individual share class total return performance for the six-month reporting period, including income distributions, follows.2

	Total Return	Income	Net Asset Value Change
Class A Shares	(0.26%)	$0.39	$7.71 to $7.31 = (5.19%)
Class B Shares	(0.64%)	$0.36	$7.71 to $7.31 = (5.19%)
Class C Shares	(0.65%)	$0.36	$7.71 to $7.31 = (5.19%)

If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends and/or add to their accounts to compound their shares in order to own more shares for future income. Adding to your account on a regular basis allows you to take advantage of price fluctuations and to employ the dollar-cost averaging method of investing.3 By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high.

Thank you for your investment in Federated International High Income Fund and for the continued confidence you have shown by investing a portion of your wealth in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (4.71%), (5.86%) and (1.59%), respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Micheal W. Casey

Vice President

Federated Global Investment Management Corp.

Robert M. Kowit

Vice President

Federated Global Investment Management Corp.

Investment Review

The fund invests in three relatively uncorrelated sectors of the international fixed income markets--emerging markets, European high yield, and non-dollar developed markets. How did these markets perform?

Developed market debt suffered from the strength of the U.S. dollar and returned a negative 4.49%, as defined by the J.P. Morgan Non-Dollar Bond Index through May 31, 2000. The same index, hedged into U.S. dollars, returned a positive 3.50%. Emerging markets, as defined by the J.P. Morgan Emerging Market Bond Index, returned 2.88%. The euro high-yield market does not have a generally accepted index, but the bonds we held had a positive return of 1%-3% for the reporting period.1

The Federal Reserve Board's actions of increasing interest rates had more impact on developed markets than emerging markets. In the months ahead, we look for lower interest rates globally.

1 The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. The J.P. Morgan Emerging Market Bond Index is an unmanaged index that tracks the total returns of external currency denominated debt instruments of 14 emerging market countries. Investments cannot be made in an index.

How did Federated International High Income Fund perform over the first half of its fiscal year?

For the six-month period ended May 31, 2000, the fund's returns were: Class A Shares (0.26%); Class B Shares (0.64%); and Class C Shares (0.65%).2 These returns were greater than the (4.49%) return of the developed markets, as measured by the J.P. Morgan Non-Dollar Bond Index. The average return of all international high income bond funds tracked by Lipper Analytical Services, Inc. was 7.92%.3

Income is a primary consideration for shareholders. What level of income did the fund provide during the reporting period?

The fund paid a healthy income stream totaling $0.39 per share for Class A Shares, $0.36 per share for Class B Shares and $0.36 per share for Class C Shares. From a yield perspective, the fund's 30-day SEC yield as of May 31, 2000 was 10.72%, based on offering price, and 11.23%, based on net asset value, for Class A Shares, 10.45%, based on net asset value, for Class B Shares and 10.46%, based on net asset value, for Class C Shares.

The fund maintains a general allocation of 20%-30% to developed markets and 70%-80% to emerging markets. What is the fund's current allocation and why?

The fund had an allocation of about 80% emerging markets and 20% developed markets. Economic fundamentals in emerging market countries continue to improve and should outperform most other classes of debt.

What were the fund's top five international government and corporate holdings as of May 31, 2000?

The fund's top five international government holdings were:

Country	Coupon/Maturity	Percentage of Net Assets
Brazil	12.75% due 1/15/2020	6.39%
Brazil	12.25% due 3/6/2030	4.60%
Brazil	14.50% due 10/15/2009	3.58%
Russia	12.75% due 6/24/2028	3.57%
Kazakstan	11.125% due 5/11/2007	3.54%
TOTAL		21.68%

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (4.71%), (5.86%) and (1.59%), respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

The fund's top five international corporate holdings were:

Name	Coupon/Maturity	Country	Percentage of Net Assets
Empresa Nacional Electricidad SA	8.50% due 4/1/2009	Chile	2.72%
Vicap SA, Sr. Note	11.375% due 5/15/2007	Mexico	2.70%
Kowloon Canton Railway, Note	8.00% due 3/15/2010	Hong Kong	2.48%
Maxcom Telecomunicacione, Unit, Sr. Note	13.75% due 4/1/2007	Mexico	2.47%
Turkcell Iletisim Hizmet, Series REGS	12.75% due 8/1/2005	Turkey	2.31%
TOTAL			12.68%

Describe some of the fund's recent purchases, and comment on some attractive opportunities you have found in specific countries or markets.

Russia continues to show signs of economic recovery supported in part by higher oil prices during this year. Improved domestic growth figures have translated into a lower budget deficit, and allowed for a significant drop in inflation rates compared to last year.

Increase in exposure to Russia was in the form of long dated dollar-denominated Eurobonds, such as Government of Russia 12.75%, due 6/24/2028.

Kazakhstan continues to benefit from high oil and commodity prices and robust global demand. The country continues to enjoy stable exchange rates and considerable reduction of inflation, reflecting an improved fiscal performance, solid trade surpluses, and sustainable foreign direct investment. The recent discovery of potentially sizable oil reserves in the Caspian Sea could significantly improve the country's credit outlook.

Investment was in the form of the dollar-denominated Eurobond, Government of Kazakhstan 11.125% due 5/11/2007.

The telecommunication sector in Europe has undergone significant changes in the last two years with most of the local markets now open for competition. We believe the sector offers attractive opportunities in selected markets characterized by a small number of competitors and strong demand growth for telecommunication services. During the reporting period the fund participated in a bond offering for Enitel, now the second largest telecom operator in Norway offering voice, data and Internet services primarily to small and medium size enterprises. The company should benefit from early mover advantage and a strong brand name. The bonds are Enitel 12.5% due 4/15/2010.

As we reach the mid-point of 2000, what is your outlook for the emerging and developed bond markets?

Emerging market debt should continue to do well as economic fundamentals improve in most developing countries, and we anticipate the lowering of interest rates globally. The developed markets should benefit from the gradual weakening of the U.S. dollar, as global growth differentials shrink. Both markets are attractive, and together should provide positive returns.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--35.1%
		Broadcast Radio & TV--1.4%
500,000	[2,3]	Globo Communicacoes Part Sr. Note, 10.625%, 12/5/2008	$383,125
1,000,000		Globo Communicacoes Part, Sr. Note, 10.625%, 12/5/2008	825,552

		TOTAL	1,208,677

		Chemicals & Plastics--1.7%
1,500,000		Huntsman ICI Chemicals, Sr. Sub., 10.125%, 7/1/2009	1,467,297

		Conglomerates--0.7%
1,260,000		Brierley Investments Ltd., Bond, 9.00%, 3/15/2002	576,034

		Container & Glass Products--2.7%
2,750,000		Vicap SA, Sr. Note, 11.375%, 5/15/2007	2,330,625

		Electronics--1.3%
150,000		Erg Ltd., 7.50%, 10/1/2005	1,100,602

		Food & Drug Retailers--2.2%
2,000,000	[2,3]	Premier Intl Foods PLC, 12.00%, 9/1/2009	1,910,000

		Forest Products--1.5%
1,300,000		Grupo Industrial Durango SA de CV, 12.625%, 8/1/2003	1,278,940

		Government Agency--1.1%
1,000,000		China Development Bank, 8.25%, 5/15/2009	975,340

		Surface Transportation--2.5%
2,200,000		Kowloon-Canton Railway, Note, 8.00%, 3/15/2010	2,144,142

		Technology Services--1.5%
1,500,000	[2,3]	Hyundai Semiconductor, Series 144A, 8.625%, 5/15/2007	1,321,545

		Telecommunications & Cellular--15.8%
1,500,000		Alestra SA, 12.625%, 5/15/2009	1,320,000
2,200,000		Clearnet Communications, Inc., Sr. Disc. Note, 8/13/2007	1,013,419
1,000,000		Enitel ASA, 12.50%, 4/15/2010	932,950
1,000,000	[2,3]	Jazztel PLC, Sr. Note, 13.25%, 12/15/2009	858,314
500,000	[2]	Jazztel PLC, Sr. Note, 14.00%, 4/1/2009	443,151
2,500,000	[2,3]	Level 3 Communications, Inc., 144A, 10.75%, 3/15/2008	2,110,799
Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
2,500,000		Maxcom Telecomunicacione, Unit, Sr. Note, 13.75%, 4/1/2007	$2,131,250
600,000		Netia Holdings, Series B, 0/11.25%, 11/1/2007	411,000
1,000,000		Nuevo Grupo Iusacell SA de CV, Series REGS, 14.25%, 12/1/2006	995,000
5,250,000		Telkom SA Ltd., 10.00%, 3/31/2008	590,180
2,000,000		Turkcell Iletisim Hizmet, Series REGS, 12.75%, 8/1/2005	1,990,000
1,000,000	[2,3]	Viatel, Inc., Sr. Note, Series 144A, 12.75%, 4/15/2008	867,643

		TOTAL	13,663,706

		Utilities--2.7%
2,500,000		Empresa Nacional Electricidad SA, 8.50%, 4/1/2009	2,345,650

		TOTAL CORPORATE BONDS (IDENTIFIED COST $33,512,003)	30,322,558

		SOVEREIGN GOVERNMENTS--61.1%
1,700,000		Argentina, Government of, Discount Bond, 7.875%, 3/31/2023	1,411,000
2,000,000		Argentina, Government of, Global Bond Deb., 9.75%, 9/19/2027	1,511,864
3,012,000		Brazil, Government of, 14.50%, 10/15/2009	3,087,300
4,500,000		Brazil, Government of, Bond, 12.25%, 3/6/2030	3,971,250
6,000,000		Brazil, Government of, Bond, 12.75%, 1/15/2020	5,520,000
2,462,820		Brazil, Government of, C Bond, 8.00%, 4/15/2014	1,723,974
2,000,000	[2,3]	Buenos Aires, City of, MTN Sr. Unsub., Series, 11.25%, 4/11/2007	1,700,000
2,800,000		Bulgaria, Government of, 2.75%, 7/28/2012	1,885,019
1,250,000		El Salvador, Government of, Note, 9.50%, 8/15/2006	1,262,500
150,000,000		Hungary, Government of, 13.50%, 1/12/2001	547,582
172,500,000		Hungary, Government of, Bond, 14.00%, 12/12/2002	671,505
100,000,000		Hungary, Government of, Bond, 14.00%, 6/24/2002	384,961
3,000,000	[2,3]	Kazakhstan, Government of, Bond, 11.125%, 5/11/2007	3,052,500
1,500,000		Lesotho Water Authority, Bond, 12.50%, 4/15/2002	212,088
2,600,000		Lesotho Water Authority, Foreign Gov't. Guarantee, 13.00%, 9/15/2010	332,433
1,100,000		Mexico, Government of, 10.375%, 2/17/2009	1,112,375
2,400,000		Mexico, Government of, 11.375%, 9/15/2016	2,577,000
1,000,000		Mexico, Government of, Foreign Gov't. Guarantee, 6.9023%, 12/31/2019	977,500
1,500,000		Panama, Government of, Bond, 8.875%, 9/30/2027	1,151,250
1,000,000		Panama, Government of, Deb., 4.25%, 7/17/2014	760,000
2,000,000		Peru, Government of, 3/7/2017	1,112,500
3,500,000		Philippines, Government of, Note, 10.625%, 3/16/2025	2,878,645
5,500,000		Poland, Government of, 10.00%, 6/12/2004	1,060,580
Foreign Currency Par Amount			Value in U.S. Dollars
		SOVEREIGN GOVERNMENTS--continued
3,500,000		Poland, Government of, Bond, 12.00%, 10/12/2003	$715,927
1,000,000		Poland, Government of, Bond, 12.00%, 6/12/2002	206,826
4,000,000		Poland, Government of, Bond, 12.00%, 6/12/2003	818,203
2,000,000		Russia, Government of, 10.00%, 6/26/2007	1,375,000
4,000,000		Russia, Government of, Unsub., 12.75%, 6/24/2028	3,080,000
3,500,000		South Africa, Government of, 13.50%, 9/15/2015	474,032
2,000,000		South Africa, Government of, Bond, 12.50%, 1/15/2002	287,250
2,700,000		South Africa, Government of, Sr. Unsub., 9.125%, 5/19/2009	2,548,530
1,000,000		Turkey, Government of, Sr. Unsub., 11.875%, 1/15/2030	1,045,000
2,000,000		Turkey, Government of, Sr. Unsub., 12.375%, 6/15/2009	2,078,780
1,523,800		Venezuela, Government of, Deb., 7.00%, 12/18/2007	1,196,182

		TOTAL SOVEREIGN GOVERNMENTS (IDENTIFIED COST $55,011,282)	52,729,556

		MUTUAL FUND--1.8%[4]
1,521,637		Prime Value Obligations Fund, Series IS (at net asset value)	1,521,637

		TOTAL INVESTMENTS (IDENTIFIED COST $90,044,922)[5]	$84,573,751

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At May 31, 2000, these securities amounted to $12,647,077 which represents 14.6% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $12,203,926 which represents 14.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

4 Pursuant to an Exemptive order, the fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, an affiliate of the fund's adviser. The adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

5 The cost of investments for federal tax purposes amounts to $90,044,922. The net unrealized depreciation of investments on a federal tax basis amounts to $5,471,171 which is comprised of $636,497 appreciation and $6,107,668 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($86,331,699) at May 31, 2000.

The following acronym is used throughout this portfolio:

MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $90,044,922)		$84,573,751
Cash		5
Income receivable		2,954,247
Receivable for investments sold		1,819,897
Receivable for shares sold		39,743
Prepaid expenses		121,464
Deferred organizational costs		14,361

TOTAL ASSETS		89,523,468

Liabilities:
Payable for investments purchased	$2,408,580
Payable for shares redeemed	191,252
Income distribution payable	498,397
Accrued expenses	93,540

TOTAL LIABILITIES		3,191,769

Net assets for 11,813,477 shares outstanding		$86,331,699

Net Assets Consist of:
Paid in capital		$112,081,520
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(5,500,890)
Accumulated net realized loss on investments and foreign currency transactions		(19,343,084)
Accumulated distributions in excess of net investment income		(905,847)

TOTAL NET ASSETS		$86,331,699

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($17,996,674 ÷ 2,462,213 shares outstanding)		$7.31

Offering price per share (100/95.50 of $7.31)[1]		$7.65

Redemption proceeds per share		$7.31

Class B Shares:
Net asset value per share ($62,552,871 ÷ 8,560,174 shares outstanding)		$7.31

Offering price per share		$7.31

Redemption proceeds per share (94.50/100 of $7.31)[1]		$6.91

Class C Shares:
Net asset value per share ($5,782,154 ÷ 791,090 shares outstanding)		$7.31

Offering price per share		$7.31

Redemption proceeds per share (99.00/100 of $7.31)[1]		$7.24

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Interest		$4,995,358

Expenses:
Investment adviser fee	$393,150
Administrative personnel and services fee	92,501
Custodian fees	31,645
Transfer and dividend disbursing agent fees and expenses	34,083
Directors'/Trustees' fees	953
Auditing fees	8,391
Legal fees	38,268
Portfolio accounting fees	41,528
Distribution services fee--Class B Shares	258,343
Distribution services fee--Class C Shares	23,231
Shareholder services fee--Class A Shares	21,774
Shareholder services fee--Class B Shares	86,114
Shareholder services fee--Class C Shares	7,744
Share registration costs	14,423
Printing and postage	24,886
Insurance premiums	543
Taxes	4,882
Interest -- Line of credit	626
Miscellaneous	8,745

TOTAL EXPENSES	1,091,830

Waiver of investment adviser fee	(346,903)

Net expenses		744,927

Net investment income		4,250,431

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $113,334)		(6,928,124)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		2,363,183

Net realized and unrealized gain (loss) on investments and foreign currency		(4,564,941)

Change in net assets resulting from operations		$(314,510)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,250,431	$10,927,190
Net realized loss on investments and foreign currency transactions ($(6,928,124) and $(9,858,320), respectively, as computed for federal tax purposes)	(6,928,124)	(11,742,170)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	2,363,183	7,020,034

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(314,510)	6,205,054

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(883,657)	(1,625,090)
Class B Shares	(3,213,384)	(6,725,976)
Class C Shares	(289,030)	(657,826)
Distributions from paid-in capital:
Class A Shares	--	(131,312)
Class B Shares	--	(543,479)
Class C Shares	--	(53,154)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,386,071)	(9,736,837)

Share Transactions:
Proceeds from sale of shares	18,460,819	45,603,157
Net asset value of shares issued to shareholders in payment of distributions declared	1,346,899	2,735,426
Cost of shares redeemed	(24,694,572)	(38,504,202)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,886,854)	9,834,381

Change in net assets	(9,587,435)	6,302,598

Net Assets:
Beginning of period	95,919,134	89,616,536

End of period	$86,331,699	$95,919,134

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 7.71	$ 7.99	$ 9.50	$10.12	$10.00
Income From Investment Operations:
Net investment income	0.38	0.93 [2]	0.94	1.18	0.17 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.39)	(0.37)	(1.49)	(0.78)	0.13

TOTAL FROM INVESTMENT OPERATIONS	(0.01)	0.56	(0.55)	0.40	0.30

Less Distributions:
Distributions from net investment income	(0.39)	(0.78)	(0.96)	(1.02)	(0.17)
Distributions in excess of net investment income	--	--	--	--	(0.01)[3]
Distributions from paid-in capital[4]	--	(0.06)[2]	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[5]	--	--

TOTAL DISTRIBUTIONS	(0.39)	(0.84)	(0.96)	(1.02)	(0.18)

Net Asset Value, End of Period	$ 7.31	$ 7.71	$ 7.99	$ 9.50	$10.12

Total Return[6]	(0.26%)	7.55%	(5.95% )	4.02%	2.99%

Ratios to Average Net Assets:

Expenses	1.00%[7]	0.96%	0.82%	0.75%	0.75%[7]

Net investment income	9.78%[7]	12.09%	11.07%	10.54%	9.19%[7]

Expense waiver/reimbursement[8]	0.75%[7]	0.79%	0.99%	2.03%	8.46%[7]

Supplemental Data:

Net assets, end of period (000 omitted)	$17,997	$17,793	$11,052	$9,073	$599

Portfolio turnover	102%	87%	128%	93%	0%

1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.

4 Represents a return of capital for federal income tax purposes.

5 Per share amount does not round to $(0.01).

6 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

7 Computed on an annualized basis.

8 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 7.71	$ 7.99	$ 9.50	$10.12	$10.00
Income From Investment Operations:
Net investment income	0.34	0.88 [2]	0.89	0.96	0.18 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.38)	(0.38)	(1.50)	(0.63)	0.11

TOTAL FROM INVESTMENT OPERATIONS	(0.04)	0.50	(0.61)	0.33	0.29

Less Distributions:
Distributions from net investment income	(0.36)	(0.72)	(0.90)	(0.95)	(0.17)
Distributions from paid-in capital[3]	--	(0.06)[2]	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[4]	--	--

TOTAL DISTRIBUTIONS	(0.36)	(0.78)	(0.90)	(0.95)	(0.17)

Net Asset Value, End of Period	$ 7.31	$ 7.71	$ 7.99	$ 9.50	$10.12

Total Return[5]	(0.64%)	6.73%	(6.67%)	3.24%	2.87%

Ratios to Average Net Assets:

Expenses	1.75%[6]	1.71%	1.57%	1.50%	1.50%[6]

Net investment income	9.05%[6]	11.34%	10.37%	9.73%	8.92%[6]

Expense waiver/reimbursement[7]	0.75%[6]	0.79%	0.99%	2.03%	8.46%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$62,553	$71,881	$70,458	$49,929	$5,397

Portfolio turnover	102%	87%	128%	93%	0%

1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purpose.

4 Per share amount does not round to $(0.01)

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 7.71	$ 7.99	$ 9.50	$10.12	$10.00
Income from Investment Operations:
Net investment income	0.35	0.88 [2]	0.85	0.98	0.17 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.39)	(0.38)	(1.46)	(0.65)	0.12

TOTAL FROM INVESTMENT OPERATIONS	(0.04)	0.50	(0.61)	0.33	0.29

Less Distributions:
Distributions from net investment income	(0.36)	(0.72)	(0.90)	(0.95)	(0.17)
Distributions from paid-in capital[3]	--	(0.06)[2]	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.00)[4]	--	--

TOTAL DISTRIBUTIONS	(0.36)	(0.78)	(0.90)	(0.95)	(0.17)

Net Asset Value, End of Period	$ 7.31	$ 7.71	$ 7.99	$ 9.50	$10.12

Total Return[5]	(0.65%)	6.73%	(6.67%)	3.24%	2.87%

Ratios to Average Net Assets:

Expenses	1.75%[6]	1.71%	1.57%	1.50%	1.50%[6]

Net investment income	9.06%[6]	11.34%	10.35%	10.04%	8.67%[6]

Expense waiver/reimbursement[7]	0.75%[6]	0.79%	0.99%	2.03%	8.46%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$5,782	$6,246	$8,106	$6,037	$83

Portfolio turnover	102%	87%	128%	93%	0%

1 Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek a high level of current income.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $12,401,211, which will reduce the Fund's taxable income arising from future net gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$2,542,891

2007	$9,858,320

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At May 31, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors (the "Directors"). The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at May 31, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
Jazztel PLC	4/1/1999	$539,537

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,530,549	$11,931,641	2,849,099	$22,174,915
Shares issued to shareholders in payment of distributions declared	42,799	327,345	63,306	489,301
Shares redeemed	(1,420,255)	(11,060,135)	(1,986,043)	(15,363,119)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	153,093	$1,198,851	926,362	$7,301,097

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	738,730	$5,706,756	2,775,564	$21,581,257
Shares issued to shareholders in payment of distributions declared	119,256	913,944	250,505	1,936,099
Shares redeemed	(1,626,544)	(12,560,426)	(2,512,932)	(19,426,004)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(768,558)	$(5,939,726)	513,137	$4,091,352

	Six Months Ended May 31, 2000		Year Ended November 30, 1999

Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	105,909	$822,422	237,307	$1,846,985
Shares issued to shareholders in payment of distributions declared	13,793	105,610	40,084	310,026
Shares redeemed	(139,185)	(1,074,011)	(481,064)	(3,715,079)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(19,483)	$(145,979)	(203,673)	$(1,558,068)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(634,948)	$(4,886,854)	1,235,826	$9,834,381

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the period ended May 31, 2000, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational and start-up administrative service expenses of $34,676 were borne initially by Adviser. The Fund has agreed to reimburse the Adviser for these expenses. These expenses have been deferred and are being amortized over five year period following effective date. For the six months ended May 31, 2000, the Fund paid $5,641 pursuant to this agreement.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2000, were as follows:

Purchases	$89,598,587

Sales	$93,510,446

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. As of May 31, 2000, there were no outstanding loans. During the six-month period ended May 31, 2000, the maximum outstanding borrowings were $1,830,000. The Fund had an average outstanding daily balance of $1,604,875 with a high and low interest rate of 6.31% and 4.50%, respectively, representing only the days the LOC was utilized. Interest expense totaled $626 for the six-month period ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated International High Income Fund

Established 1996

4TH SEMI-ANNUAL REPORT

Federated
Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755

G01949-02 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated International Small Company Fund

President's Message

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and I am pleased to present its fourth Semi-Annual Report. This fund's managers select well-researched small-cap international stocks from countries outside the United States.1 These companies are not easily recognized, however, the average market cap is +$800 million and represent various industry sectors from health care products to technology to airlines. These exciting companies ignite your imagination. Furthermore, these stocks are in areas that have historically experienced remarkable investment growth: domestic consumption, product and service leaders, and technology. As of May 31, 2000, this $1.5 billion fund was invested in more than 290 small-cap stocks in 31 countries across 4 continents.

This report covers the six-month period from December 1, 1999 through May 31, 2000. It begins with an interview with the fund's portfolio manager, Leonardo A. Vila, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers international market conditions and fund strategy, are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's global investments, and third is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Small-cap stocks have historically experienced greater volatility than average.

Broad diversification and outstanding stock selection continue to be the hallmarks of this fund and the fund has earned an overall 5-star Morningstar Rating™ out of 1,148 international equity funds as of June 30, 2000.2 Individual share class total return performance for the six-month reporting period, including realized gains, follows.3

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(1.94%)	$3.61	$35.17 to $31.19 = (11.32%)
Class B Shares	(2.35%)	$3.61	$34.21 to $30.12 = (11.96%)
Class C Shares	(2.39%)	$3.61	$34.19 to $30.09 = (11.99%)

While this fund has provided shareholders with strong returns since it began operation on February 28, 1996, I remind you that investing in international small companies can be volatile. There will inevitably be periods of negative short-term fluctuations, as well as the opportunity for highly positive returns such as those experienced since the fund's inception. Our group of global investment managers are optimistic about many countries' economic outlooks and continued enthusiasm for capitalism.

2 Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. The Overall Morningstar Rating™ is a weighted average of the fund's three-, five-, and ten-year (if applicable) annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. Treasury bill returns. The fund received five stars for the three-year period out of 1,148 international equity funds. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the last 10% receive one star. Ratings are for the A Share Class only; other classes may vary. Source: Morningstar, Inc.© 2000. Morningstar does not guarantee the accuracy of this information. Past performance cannot guarantee future results. Morningstar is not affiliated with Federated.

[Graphic Representation Omitted - See Appendix]

3 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (7.34%), (7.20%) and (3.27%), respectively.

In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations by using the dollar-cost averaging method of investing, and to consider increasing a portion of your international investable dollars in the world's attractive markets.4

In the past six months, almost every international market has been effected by the six rate increases imposed by the Federal Reserve Board (the "Fed"), though international markets do not normally correlate with domestic markets. The effects of the Fed's six rate increases to fend off fears of U.S. inflation and to slow U.S. economic growth, influenced markets worldwide. We believe that the international markets will assert themselves as their respective economies mimic the United States' growth, and in many markets, international equity prices should become more attractive than U.S. stock valuations.

Thank you for participating in Federated International Small Company Fund. We hope that you are pleased with your investment.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Leonardo A. Vila

Vice President

Federated Global Investment Management Corp.

Investment Review

What is your review of international small-cap stocks over the first half of the fund's fiscal year? Did volatility in the technology sector severely affect the fund?

International small companies began the new millennium quite strongly by continuing their upward charge from the fourth quarter of 1999, as the Year 2000 phenomena came and went unnoticed. Stock performance in Japan and Australia was disappointing, but this was offset by relatively strong performances in Europe. In the beginning of March, however, small-cap stocks were hit particularly hard by the sell-off in the highly rated growth sector, particularly the technology, media and telecommunications sectors (TMT).1 This negatively impacted the fund's performance as we were heavily weighted in the TMT sectors. The sell-off continued into May as these sectors were out-of-favor with a rotation into "old economy" stocks.

1 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

How did Federated International Small Company Fund perform during the six-month period from December 1, 1999 through May 31, 2000?

The fund produced six-month total returns of (1.94%) for Class A Shares, (2.35%) for Class B Shares and (2.39%) for Class C Shares, based on net asset value.2 These returns slightly underperformed the (1.61%) return of the small-cap international market, as represented by the MSCI Small Cap World ex-US Index.3 The fund also underperformed the 7.92% return of the 68 small company international funds as tracked by Lipper Analytical Services, Inc.4

What strategies and holdings accounted for the fund's performance?

An overweight position in TMT, which provided superior returns last year, hurt the fund's performance during the second quarter as the entire sector around the world sold off. However, we reduced our exposure in the TMT sectors significantly from 63.2% (as of March 31, 2000) to 38.5% (as of May 31, 2000) by selling or reducing our positions in companies like Securenet, Start Technology, Harmonic Drive Systems, ARM Holdings, Business Objects and Imagination Technologies.

Meanwhile, we found opportunities in defensive growth areas where volatility is much less of a factor. During the past three months we purchased companies like Hisamitsu Pharmaceutical, Elior, Jomed, Wedeco, and Proffice. The increase in gasoline prices prompted us to look at opportunities in the oil exploration and production sector, which have proven to be good investments for the fund. We built positions in companies like Gulf Canada Resources, Ensign Resource Service Group, TGS Nopec Geophysical and Fugro.

Can you highlight a few noteworthy additions to the portfolio during the reporting period?

The fund added the following holdings during the reporting period:

ERG Ltd. (Australia; Technology Hardware & Equipment; 0.33% of net assets): ERG manufactures, markets, installs and services automated fare collection equipment and systems. ERG also manufactures smart card systems and services and manufactures and markets telecommunication equipment while offering telecommunications and broadband infrastructure services.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (7.34%), (7.20%) and (3.27%), respectively.

3 The Morgan Stanley Capital International Small Cap World ex-U.S. Index is an unmanaged index of companies in 23 developed markets with U.S. dollar market capitalization of $200-$800 million. Investments cannot be made in an index.

4 Lipper figures represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take into account any sales charges.

Air Canada (Canada; Transportation; 0.44% of net assets): Air Canada provides international carrier service for scheduled and charter air transportation for passengers and cargo in Canada, the United States, Europe, Asia, the Middle East and the Caribbean islands.

Straumann Holding AG (Switzerland; Healthcare Equipment & Services; 0.63% of net assets): Straumann develops, produces and sells surgical implants and instruments for dental medicine along with jaw and facial surgery. The group has subsidiaries throughout Europe and North America and sells its products worldwide.

Pinguely-Haulotte (France; Capital Goods; 0.55% of net assets): Pinguely-Haulotte manufactures boom and platform trucks for lifting materials or reaching high places. The company's vehicles include scissors platforms, articulated booms, telescopic booms and vertical mast work platforms. These vehicles are used in steel frame construction, roofing, painting, pruning and industrial maintenance.

Where were the fund's assets invested as of May 31, 2000, and what were the fund's top ten holdings?

The portfolio was well-diversified across the following 31 countries.

Country	Percentage of Net Assets	Significant Change since November 30, 1999
United States	16.75%
Japan	11.23%	down from 29.4%
Switzerland	10.85%	up from 3.0%
Germany	10.77%
Canada	7.79%
United Kingdom	6.94%	down from 13.2%
France	5.05%
Sweden	4.69%
Denmark	3.57%
Hong Kong	3.42%	down from 6.0%
Netherlands	2.69%
Finland	2.18%
Spain	1.46%
Australia	1.42%	down from 6.3%
Norway	1.37%
Singapore	1.03%	down from 3.1%
Korea	0.98%	down from 2.7%
Ireland	0.75%
Taiwan	0.67%
Egypt	0.59%
Malaysia	0.47%
Israel	0.36%
New Zealand	0.30%
China	0.22%
Austria	0.22%
Hungary	0.18%
Italy	0.16%
Brazil	0.01%
Greece	0.00%[1]
Indonesia	0.00%[1]
India	0.00%[1]

1 Amount represents less than 0.01%.

The regional breakdown as of May 31, 2000 was as follows:

Europe	50.88%
North America	24.54%
Asia/Pacific	19.74%
Mid-East Africa	0.95%
Latin America	0.01%

As of May 31, 2000, the fund's top ten holdings were:

Security Name	Country	Percentage of Assets	Industry
Vestas Wind Systems AS	Denmark	1.9%	Energy Sources
Matalan	United Kingdom	1.1%	Retailing
Tecis Holding AG	Germany	1.1%	Diversified Financials
Swisslog Holding AG	Switzerland	1.0%	Industrial Components
Kudelski SA	Switzerland	0.9%	Electronic, Components Instruments
Teligent AB	Sweden	0.8%	Technology Hardware & Equipment
Zapf Creation AG	Germany	0.8%	Consumer Durables & Apparel
Perlos Oyj	Finland	0.8%	Electronic, Components Instruments
Micronas Semiconductor Holding AG	Switzerland	0.8%	Technology Hardware & Equipment
Logitech International SA	Switzerland	0.8%	Technology Hardware & Equipment
TOTAL		10.0%

As we reach the mid-point of 2000, what is your outlook for the remainder of the year? And what themes will drive the fund's strategy?

In the short term, continued nervousness surrounding the TMT sectors should weigh on the fund's performance. Equally, uncertainty of the interest rate environment, and hence, the economic growth of the global economy, will continue to be a cloud. We remain positive, however, over the long term as we believe that small companies are the engines of growth for many economies. We continue to look for companies with a clear business model, focused on their core activities, and operating in either a niche market or in those in which they can display clear market share presence. Contrary to current market movements, we remain focused in the growth sector. Short-term weakness is inevitable, but following the tech "free-fall," some excellent buying opportunities have emerged.

Two Ways You May Seek to Invest for Success

INITIAL INVESTMENT

If you had made an initial investment of $5,000 in the Class A Shares of Federated International Small Company Fund on 2/28/96, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $16,634 on 5/31/00. You would have earned a 32.48%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 6/30/00, the Class A Shares' average annual 1-year, 3-year, and since inception (2/28/96) total returns were 36.10%, 31.82%, and 32.60%, respectively. Class B Shares' average annual 1-year, 3-year, and since inception (2/28/96) total returns were 37.49%, 32.60%, and 33.17%, respectively. Class C Shares' average annual 1-year, 3-year, and since inception (2/28/96) total returns were 41.92%, 33.34%, and 33.32%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investments return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and, Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for three years (reinvesting all dividends and capital gains) grew to $10,129.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Small Company Fund on 2/28/96, reinvested your dividends and capital gains, and did not redeem any shares, you have invested only $5,000, but your account would have reached a total value of $10,1291 by 5/31/00. You would have earned an average annual total return of 32.21%.

A practical investment plan helps you pursue long-term capital growth through stocks of small international companies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value in U.S. Dollars
		COMMON STOCKS--79.3%
		Automobiles & Components--0.6%
231,250		Brembo SPA	$2,459,489
106,600		Nokian Renkaat	3,281,931
180,000		Telecomunicaciones Y Energia SA	3,308,240

		TOTAL	9,049,660

		Banks--1.2%
165,900		AGF Management Ltd.	4,097,937
2,507		Bank Sarasin & Cie	5,955,610
163,061	[1]	Entrium Direct Bankers AG	7,834,578
100		HDFC Bank Ltd.	512
1,436,850	[1]	PT Bank Pan Indonesia, Warrants	14,160

		TOTAL	17,902,797

		Business & Public Services--4.0%
29,400		Cheil Communications, Inc.	3,487,915
45,000		Falck AS	6,832,752
81,650		GFK AG	3,328,863
305,000	[1,2]	Guardian IT	6,003,488
88,758	[1]	IPSOS	9,605,584
1,867,196		Saatchi & Saatchi PLC	8,859,867
2,402,000	[1]	Scoot.com PLC	5,581,908
736,000		Sembcorp Logistics Ltd.	4,246,113
854,000		Skillsgroup	2,134,776
1,397,000		Taylor Nelson	5,206,835
610,800	[1]	Trafficmaster PLC	4,580,520

		TOTAL	59,868,621

		Capital Goods--5.2%
785,000		Berisford	3,877,588
590,000		Bunka Shutter Co., Ltd.	1,161,320
226,750		Elcoteq Network Corp., Class A	5,711,752
100,000		Enplas Corp.	5,152,964
3,000,000		Furukawa Co.	5,403,649
183,800	[1]	GSI Lumonics Inc.	3,926,564
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Capital Goods--continued
10,000	[1]	Geberit International AG	$3,210,900
815,000		Hitachi Koki Co.	2,799,777
96,000		Jenoptik AG	2,955,585
90,000		NEG Micon AS	3,711,619
1,535,000		Nachi Fujikoshi Corp.	2,636,600
450,000		Pinguely-Haulotte	8,228,618
9,000		Rieter Holdings Ltd.	5,918,246
10,400		Saurer Ag Arbon	5,914,692
47,000,000	[1]	Shenzhen International Holdings Ltd.	3,076,133
2,100,000		Tsugami Corp.	9,651,362
555,000		Uralita SA	3,857,514

		TOTAL	77,194,883

		Commercial Services & Supplies--1.7%
160,000		Buhrmann NV	4,873,730
5,000,000		Cosco Pacific Ltd.	3,721,646
31,160		DIS Deutsche Industrie Service	3,750,123
98,900		Proffice AB	2,972,284
242,000		Sato Corp.	6,628,290
1,617,462		Securicor PLC	2,905,316

		TOTAL	24,851,389

		Consumer Durables & Apparel--1.8%
225,800		Amer Group Ltd., Class A	6,088,076
1,400,000		Gunze Ltd.	4,185,507
2,700,000	[1]	Nisseki House Industry Co., Ltd.	3,534,655
238,029		Zapf Creation AG	12,491,388

		TOTAL	26,299,626

		Construction & Housing--0.3%
158,675		Abengoa SA	4,515,093

		Diversified Financials--1.8%
416,000		Man (ED&F) Group PLC	3,163,261
2,400,000		Nichiei Co., Ltd.	5,704,470
1,610		OZ Holding AG	1,802,666
126,925	[1]	Tecis Holding AG	15,808,357

		TOTAL	26,478,754

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Electronic, Components, Instruments--4.9%
9,619	[1]	ADVA AG Optical Networking	$5,115,205
29,550	[1]	CE Consumer Electronic AG	3,832,045
2,686	[1]	CE Consumer Electronic AG, Rights	350,826
1,163,000		Datacraft Asia Ltd.	8,082,850
37,000	[1]	GFT Ges Fuer Technologiecon AG	6,903,829
450,000		Information Highway AB	4,057,213
176,745	[1]	Integra - Net SA	2,687,776
882,480	[2]	JOT Automation Group Oyj	5,170,384
1,274	[1]	Kudelski SA	14,170,231
342,000	[1]	Perlos Oyj	12,284,151
1,616		Phonak Holding AG	3,829,384
8,000		SEZ Holding AG	6,161,137

		TOTAL	72,645,031

		Energy Equipment & Services--3.9%
36,300	[1]	Bonavista Petroleum Ltd.	639,776
262,000	[1]	Canadian Hunter Exploration Ltd.	6,078,176
190,700	[1]	Crestar Energy Inc.	2,832,682
110,000		Ensign Resource Service Group, Inc.	3,822,351
625,000		Fletcher Challenge Energy	1,644,679
84,000		Fugro NV	4,694,230
475,400	[1]	Genesis Exploration Ltd.	3,697,450
227,500	[1]	Gulf Canada Resources Ltd.	1,131,501
193,000	[1]	Precision Drilling Corp.	7,453,802
1,113,000		Ranger Oil Ltd.	5,647,106
399,400	[1]	Renaissance Energy Ltd.	4,092,924
298,200	[1]	Rio Alto Exploration Ltd.	5,962,407
1,400,000		Santos Ltd.	3,597,299
285,200	[1]	TGS Nopec Geophysical Co. ASA	3,769,656
110,000		Talisman Energy Inc.	3,524,935

		TOTAL	58,588,974

		Energy Sources--1.9%
781,000	[1]	Vestas Wind Systems AS	28,597,333

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Household Products--1.8%
117,000		Danisco	$4,225,621
124,060		Hite Brewery Co.	4,009,022
250,000		Kamps AG	6,647,268
212,000		Kirin Beverage Corp.	5,481,825
92,000		Nutreco Holding NV	3,574,877
72,000		Rock Field Co.	3,543,011

		TOTAL	27,481,624

		Health Care Equipment & Services--2.9%
110,100	[1]	Card-Guard Scientific Survival Ltd.	4,761,434
960		Disetronic Holdings AG	6,139,337
101,200	[1]	Jomed NV	3,896,919
245,000		Santen Pharmaceutical Co., Ltd.	5,004,410
7,534		Straumann Holding AG	9,372,867
11,393		Tecan AG	9,955,376
4,280		Unilabs AG	4,485,379

		TOTAL	43,615,722

		Hotels Restaurants & Leisure--1.2%
20,000		Club Mediterranee	2,518,964
74,000	[1]	Four Seasons Hotels Inc.	4,391,882
8,838	[1]	Kuoni Reisen, Rights	3,560,332
48,000		People Co., Ltd.	3,480,618
982		Reiseburo Kuoni AG, Class B	425,844
89,700		Saint Marc Co., Ltd.	3,139,771
30		Yoshinoya D&C Co., Ltd.	612,785

		TOTAL	18,130,196

		Industrial Components--1.5%
658,000		Nippon Thompson	8,204,763
32,050		Swisslog Holding AG	14,904,769

		TOTAL	23,109,532

		Materials--4.1%
357,000		Abitibi-Consolidated Inc.	3,634,589
418,000		Agrium Inc.	4,618,399
190,025		Arkivator AB	4,759,085
4,000,000		Daido Steel Co.	8,430,435
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--continued
2,734,000		Dowa Mining Co.	$8,122,927
5,791		Gretag-Macbeth Holding AG	4,044,780
600,000		Honam Petrochem Cp	4,462,151
142,100		Kloeckner Werke	2,664,701
5,758		Mikron Holding AG	4,328,733
64,000		Muehl Product & Service AG	2,585,391
1,300,000		Nippon Denko Co., Ltd.	1,955,341
180,000		Nova Chemicals Corp.	3,677,148
1,100,000		Pacific Metals Co., Ltd.	2,808,598
897,376	[1]	Phoenix Mining Ltd., Rights	28,182
897,376	[1]	Phoenix Mining Ltd.	56,364
2,761,345		Rotternos AB	2,827,735
198,750		Smurfit Stone Container Corp.	2,819,766

		TOTAL	61,824,325

		Media--3.1%
1,489,500		Asia Satellite Telecommunications Holdings Ltd.	4,472,944
200,000		Capital Radio	3,770,174
49,311	[1]	Computec Media AG	897,091
101,700	[1]	Corus Entertainment, Inc., Class B	2,698,828
1,012,500		HIT Entertainment PLC	5,414,337
75,000	[1]	Kinowelt Medien AG	3,848,418
41,310	[1]	LG Ad Inc.	2,739,371
176,420	[1]	Modern Times Group, Class B	7,903,946
4,800		NRJ SA	2,642,114
3,790	[1]	Pegasus Publishing	38,370
176,700		Quebecor World, Inc.	4,158,272
210,000		Schibsted AS	4,092,971
1,348,000		Shaw Brothers (Hong Kong) Ltd.	1,254,195
613,000		Star Publications (Malaysia)	2,403,605

		TOTAL	46,334,636

		Merchandising--0.7%
1		Delta Galil Industries Ltd.	9
2,716,000		Esprit Asia Holdings Ltd.	2,753,556
4,619,200		Giordano International Ltd.	7,232,088

		TOTAL	9,985,653

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--4.5%
165,000	[1]	Cambridge Antibody Technology Group PLC	$5,692,892
1,664,000	[1]	China Pharmaceutical Enterprise and Investment Corp. Ltd., Warrants	16,657
600,000		Dainippon Pharmaceutical Co., Ltd.	6,378,534
61,800		EGIS	2,668,106
45,000		Genset SA	3,350,223
280,000		Hisamitsu Pharmaceutical Co., Inc.	8,397,010
55,000		Kobayashi Pharmaceutical Co., Ltd.	4,876,747
102,850	[1]	NeuroSearch AS	7,454,854
713,000	[1]	Nutri Pharma ASA	2,747,376
22,300	[1]	Oridion Systems Ltd.	543,629
116,000	[1]	Oxford GlycoSciences PLC	2,517,700
69,000	[1]	Sanochemia Pharmazeutika AG	3,218,677
397,000	[1]	Shire Pharmaceuticals Group PLC	5,883,066
2,440,000	[1]	SkyePharma PLC	3,424,042
204,000		Zeltia SA	10,058,505

		TOTAL	67,228,018

		Real Estate--0.3%
92,000		Meiwa Estate	2,895,687
83,000		Sumisho Lease Co., Ltd.	1,309,289

		TOTAL	4,204,976

		Retailing--3.9%
87,000		Beter Bed Holding NV	2,909,824
1,789		Jelmoli Holding AG	2,321,037
2,486,000		Li & Fung Ltd.	10,655,767
85,000		Macintosh Confect	2,299,721
2,115,000		Matalan	16,525,664
31,144		Medion AG	2,847,467
50,000		Nitori Co.	1,880,136
68,000		Right On Co.	4,924,562
1,600,000		Seiyu	6,521,517
15,500		Toys `R' Us - Japan Ltd.	2,489,671
375,000		Uny Co.	4,623,741

		TOTAL	57,999,107

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--11.2%
5,202,849	[1]	Access1 Ltd.	$1,812,204
19,953	[1]	Alten	3,283,712
432,500	[1]	Aspiro AB	2,305,961
55,800	[1]	Autonomy Corp.	6,054,300
25,050	[1]	Biodata Information Technology AG	7,338,303
87,201	[1]	Brokat Infosystems AG	9,762,499
145,500	[1]	Cognicase Inc.	2,816,944
54,190	[1]	Comroad AG	5,814,003
12,067	[1]	Cross Systems Co.	2,048,939
239,300	[1]	DataMirror Corp.	2,795,747
46,200	[1]	Descartes Systems Group, Inc.	1,279,992
22,420	[1]	Distefora Holding AG	5,963,614
100,000	[1]	Diversinet Corp.	678,125
25,655		Enea Data AB	4,306,293
57,500		FI System	2,733,193
147,000	[1]	Fimatex	2,498,757
75,100	[1]	Fluxx.com AG	3,853,549
31,535	[1]	Heyde AG Beratung	4,736,712
703,345	[1]	ITG Group PLC	6,864,265
320,000		Infosources	3,373,547
68,300		Jet Multimedia	4,262,900
217,200	[1]	MGI Software Corp.	2,610,054
144,200	[1]	Microforum Inc., Warrants	963
542,700	[1]	Mosaic Group, Inc.	6,630,222
29,100		Nippon Systemware Co., Ltd.	1,842,644
245,000	[1]	Nocom AB, Class B	681,768
75,580	[1]	Norcom Information Technology AG	5,640,988
168,200	[1]	Norman ASA	2,637,692
30,100	[1]	Opticom ASA	3,000,728
170,000		Ordina Beheer NV	5,551,052
143,800		RM PLC	1,437,849
1,016,400	[1]	Readsoft AB	7,240,605
12,931		SR Teleperformance	4,168,103
982,932	[1]	Securenet Ltd.	3,670,040
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--continued
112,200		Sigma AB, Class B	$3,184,662
59,549	[1]	Sinnerschrader AG	1,780,577
239,400	[1]	Tecsys Inc.	1,885,920
1,184,000	[1]	Telelogic AB	8,566,340
25,000	[1]	Teleplan International NV	4,151,627
38,500	[1]	Telesens AG	1,698,948
46,600		Tiscon Infosystems	4,608,399
24,800		Unilog SA	2,579,793
82,000	[1]	Unit 4	3,274,281
290,000	[1]	Valtech	3,923,054
185,400		XRT-CERG	1,364,725

		TOTAL	166,714,593

		Technology Hardware & Equipment--12.0%
2,365,000		ASM Pacific Technology Ltd.	8,498,187
1,283		Ascom Holding AG	3,876,363
26,025	[1]	Avenir Telecom	5,827,205
198,050	[1]	BE Semiconductor Industries NV	3,159,579
1,500,000		D-Link Corp.	4,965,920
760,000		Dainippon Screen Manufacturing Co., Ltd.	5,927,301
90,000		Dialog Semiconductor PLC	4,366,205
80,500	[1]	Elmos Semiconductor AG	4,017,982
1,030,354		ERG Ltd.	4,871,977
2,399		Esec Holding AG	4,761,049
13,320		Feintool International Holding AG	5,831,445
40,900	[2]	Gretag Imaging Group	7,753,555
55,000	[1]	Infineon Technologies AG	3,596,988
42,000		Ingenico	3,996,757
26,213	[1]	Intercall	1,714,324
97,200	[1]	Kontron Embedded Computers AG	6,846,546
13,600		LPKF Laser & Electronics	3,527,297
3,048,000		Legend Holdings Ltd.	3,090,147
19,750	[1]	Logitech International SA	11,524,733
1,100,000	[1]	Microelectronics	5,069,782
23,150		Micronas Semiconductor Holding AG	11,794,431
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
34,500	[1]	Micronic Laser Systems AB	$645,147
239,800	[1]	Mitel Corp.	4,378,483
105,000		Moritex Corp.	8,754,468
82		Net One Systems Co., Ltd.	1,941,414
460,000		Pace Micro Technology PLC	6,265,810
15,300	[1]	Pandatel AG	1,477,373
65,350		Partner Tech AB	989,270
15,989	[1]	Silicon-On-Insulator Technologies (SOITEC)	4,558,615
8,150,000		Stone Electronic Technology	2,248,709
249,435	[1]	SwitchCore AB	3,248,430
164,000		Tandberg ASA	2,966,788
501,300	[1]	Teligent AB	12,554,820
82,000		Tomen Electronics Corp.	3,540,226
120,000		Toyo Corp.	3,710,134
210,300	[1]	Trintech Group PLC, ADR	4,284,863
127,000	[1]	Wi-Lan Inc.	2,306,162

		TOTAL	178,888,485

		Telecommunication Services--3.4%
722,850	[1]	AAPT, Ltd.	2,439,336
74,500	[1]	Clearnet Communications Inc.	2,141,875
2,250,000	[1]	Digi Swisscom Berhad	4,559,211
1,465,000	[1]	FiberTel Ltd.	943,589
3,736,000		Global Tech Holdings, Ltd.	4,051,359
2,662,000		Keppel Telecom & Transport	3,071,509
197,300		Manitoba Telecom Services	3,477,348
78,000	[1]	Metabox AG	6,207,288
215,554	[1]	MobiNil	8,855,411
3,941,000	[1]	Open Telecommunications Ltd.	3,803,024
504,500		SR Telecom Inc.	2,694,439
127,500	[1]	Utfors AB	3,689,893
157,550	[1]	Versatel Telecom International NV	5,688,368

		TOTAL	51,622,650

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Transportation--1.1%
499,000	[1]	Air Canada	$6,512,751
2,800,000		Air New Zealand Ltd., Class B	2,806,310
60,900		Bergesen d.y. AS, Class B	1,186,962
30,000,000	[1]	China Eastern Airlines Corp., Ltd.	3,310,982
93,600		DSV, De Sammensluttede Vognmad AS	2,456,417

		TOTAL	16,273,422

		Utilities--0.3%
130,000	[1]	Wedeco AG Water Technology	4,560,259

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,015,184,060)	1,183,965,359

		PREFERRED STOCKS--0.2%
		Capital Goods--0.0%
156,600		Construtora Sultepa SA, Preference	122,672

		Retailing--0.2%
90,000		Fielmann AG, Pfd.	3,358,619

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,498,393)	3,481,291

		REPURCHASE AGREEMENT--16.6%[3]
$247,170,000		Paribas Corp., 6.58%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	247,170,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,265,852,453)[4]	$1,434,616,650

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At May 31, 2000, these securities amounted to $18,927,427 which represents 1.3% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $1,265,852,453. The net unrealized appreciation of investments on a federal tax basis amounts to $168,764,197 which is comprised of $297,980,387 appreciation and $129,216,190 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,492,690,374) at May 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Investment in repurchase agreement	$247,170,000
Investments in securities	1,187,446,650

Total investments in securities, at value (identified and tax cost $1,265,852,453)		$1,434,616,650
Cash		3,087
Cash denominated in foreign currencies (identified cost $45,704,833)		47,178,353
Income receivable		732,171
Receivable for investments sold		25,130,514
Receivable for shares sold		3,995,396
Deferred organizational costs		8,328

TOTAL ASSETS		1,511,664,499

Liabilities:
Payable for investments purchased	14,470,800
Payable for shares redeemed	1,196,094
Net payable for foreign currency exchange contracts	16,036
Accrued expenses	3,291,195

TOTAL LIABILITIES		18,974,125

Net assets for 48,725,406 shares outstanding		$1,492,690,374

Net Assets Consist of:
Paid-in capital		$1,182,005,541
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		170,079,706
Accumulated net realized gain on investments and foreign currency transactions		153,501,540
Accumulated net operating loss		(12,896,413)

TOTAL NET ASSETS		$1,492,690,374

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($738,028,387 ÷ 23,664,088 shares outstanding)		$31.19

Offering Price Per Share (100/94.50 of $31.19)[1]		$33.01

Redemption Proceeds Per Share		$31.19

Class B Shares:
Net Asset Value Per Share ($561,345,716 ÷ 18,636,677 shares outstanding)		$30.12

Offering Price Per Share		$30.12

Redemption Proceeds Per Share (94.50/100 of $30.12)[1]		$28.46

Class C Shares:
Net Asset Value Per Share ($193,316,271 ÷ 6,424,641 shares outstanding)		$30.09

Offering Price Per Share		$30.09

Redemption Proceeds Per Share (99.00/100 of $30.09)[1]		$29.79

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $351,942)		$3,103,118
Interest		3,083,238

TOTAL INCOME		6,186,356

Expenses:
Investment adviser fee	$9,945,106
Administrative personnel and services fee	599,108
Custodian fees	482,113
Transfer and dividend disbursing agent fees and expenses	606,677
Directors'/Trustees' fees	2,212
Auditing fees	9,610
Legal fees	5,687
Portfolio accounting fees	141,169
Distribution services fee--Class A Shares	521,900
Distribution services fee--Class B Shares	2,349,068
Distribution services fee--Class C Shares	786,881
Shareholder services fee--Class A Shares	421,804
Shareholder services fee--Class B Shares	783,023
Shareholder services fee--Class C Shares	262,294
Share registration costs	154,339
Printing and postage	109,595
Insurance premiums	2,521
Taxes	56,740
Miscellaneous	32,126

TOTAL EXPENSES	17,271,973

Net operating loss		(11,085,617)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net foreign taxes withheld of $3,003,542)		155,232,947
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(255,828,563)

Net realized and unrealized loss on investments and foreign currency transactions		(100,595,616)

Change in net assets resulting from operations		$(111,681,233)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(11,085,617)	$(9,114,675)
Net realized gain on investments and foreign currency transactions ($155,232,947 and $129,930,928, respectively, as computed for federal tax purposes)	155,232,947	131,618,106
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(255,828,563)	368,102,747

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(111,681,233)	490,606,178

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(54,105,916)	(2,408,765)
Class B Shares	(50,121,718)	(3,131,436)
Class C Shares	(15,799,858)	(807,825)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(120,027,492)	(6,348,026)

Share Transactions:
Proceeds from sale of shares	1,944,961,159	895,563,251
Net asset value of shares issued to shareholders in payment of distributions declared	105,355,672	5,607,305
Cost of shares redeemed	(1,438,792,945)	(657,706,270)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	611,523,886	243,464,286

Change in net assets	379,815,161	727,722,438

Net Assets:
Beginning of period	1,112,875,213	385,152,775

End of period	$1,492,690,374	$1,112,875,213

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$35.17	$17.56	$14.25	$12.26	$10.00
Income From Investment Operations:
Net operating loss	(0.19)	(0.26)[2]	(0.17)[2]	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.18)	18.15	3.48	2.10	2.28

TOTAL FROM INVESTMENT OPERATIONS	(0.37)	17.89	3.31	1.99	2.26

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(3.61)	(0.28)	--	--	--

Net Asset Value, End of Period	$31.19	$35.17	$17.56	$14.25	$12.26

Total Return[3]	(1.94% )	103.45%	23.23%	16.23%	22.60%

Ratios to Average Net Assets:

Expenses	1.78%[4]	2.03%	1.95%	2.12%	1.97%[4]

Net operating loss	(0.99%)[4]	(1.05%)	(0.97%)	(1.08%)	(0.48%)[4]

Expense waiver/reimbursement[5]	--	--	--	0.21%	3.38%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$738,028	$506,117	$147,490	$91,707	$16,399

Portfolio turnover	128%	321%	380%	286%	174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$34.21	$17.20	$14.07	$12.20	$10.00
Income From Investment Operations:
Net operating loss	(0.25)	(0.41)[2]	(0.29)[2]	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.23)	17.70	3.42	1.99	2.24

TOTAL FROM INVESTMENT OPERATIONS	(0.48)	17.29	3.13	1.87	2.20

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(3.61)	(0.28)	--	--	--

Net Asset Value, End of Period	$30.12	$34.21	$17.20	$14.07	$12.20

Total Return[3]	(2.35% )	102.11%	22.25%	15.33%	22.00%

Ratios to Average Net Assets:

Expenses	2.53%[4]	2.78%	2.70%	2.87%	2.72%[4]

Net operating loss	(1.76%)[4]	(1.80%)	(1.72%)	(1.81%)	(1.61%)[4]

Expense waiver/reimbursement[5]	--	--	--	0.17%	3.38%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$561,346	$462,524	$189,965	$120,939	$16,721

Portfolio turnover	128%	321%	380%	286%	174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$34.19	$17.19	$14.06	$12.19	$10.00
Income From Investment Operations:
Net operating loss	(0.24)	(0.42)[2]	(0.29)[2]	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency tranasctions	(0.25)	17.70	3.42	1.99	2.24

TOTAL FROM INVESTMENT OPERATIONS	(0.49)	17.28	3.13	1.87	2.19

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(3.61)	(0.28)	--	--	--

Net Asset Value, End of Period	$30.09	$34.19	$17.19	$14.06	$12.19

Total Return[3]	(2.39%)	102.11%	22.26%	15.34%	21.90%

Ratios to Average Net Assets:

Expenses	2.53%[4]	2.78%	2.70%	2.87%	2.72%[4]

Net operating loss	(1.75%)[4]	(1.80%)	(1.72%)	(1.85%)	(1.58%)[4]

Expense waiver/reimbursement[5]	--	--	--	0.17%	3.38%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$193,316	$144,234	$47,697	$27,412	$3,040

Portfolio turnover	128%	321%	380%	286%	174%

1 Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2000, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Sold:
6/1/2000	270,026 Australian Dollars	$155,670	$154,185	$ 1,485

6/1/2000	27,118,361 Japanese Yen	254,108	251,784	2,324

6/1/2000	351,283 Pound Sterling	517,097	525,818	(8,721)

6/2/2000	31,854,164 Japanese Yen	296,401	295,754	647

6/2/2000	436,323 Pound Sterling	641,404	653,109	(11,705)

6/5/2000	265,580 Pound Sterling	397,467	397,533	(66)

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(16,036)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. Dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. Dollars based on the rates of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	40,557,868	$1,534,098,802	24,254,356	$608,752,260
Shares issued to shareholders in payment of distributions declared	1,332,849	45,568,854	110,993	2,000,099
Shares redeemed	(32,615,347)	(1,238,909,450)	(18,375,105)	(463,768,227)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	9,275,370	$340,758,206	5,990,244	$146,984,132

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	6,009,081	$229,347,131	7,129,755	$170,058,067
Shares issued to shareholders in payment of distributions declared	1,367,014	45,289,193	162,104	2,859,519
Shares redeemed	(2,257,897)	(84,322,925)	(4,817,613)	(111,397,855)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	5,118,198	$190,313,399	2,474,246	$61,519,731

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,911,885	$181,515,226	5,126,323	$116,752,924
Shares issued to shareholders in payment of distributions declared	437,790	14,497,625	42,410	747,687
Shares redeemed	(3,143,069)	(115,560,570)	(3,724,929)	(82,540,188)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,206,606	$80,452,281	1,443,804	$34,960,423

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	16,600,174	$611,523,886	9,908,294	$243,464,286

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $47,932 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended May 31, 2000, the Fund expensed $6,246 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six-month period ended May 31, 2000, were as follows:

Purchases	$1,959,799,245

Sales	$1,786,147,593

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not utilize the LOC during the period ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated International Small Company Fund

Established 1996

4TH SEMI-ANNUAL REPORT

Federated
Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

G01743-02 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated World Utility Fund

President's Message

Dear Fellow Shareholder:

Federated World Utility Fund was created in 1994, and I am pleased to present its seventh Semi-Annual Report. As of May 31, 2000, the fund's net assets totaled $142.2 million and were invested in over 65 stocks in ten countries. This fund provides opportunities for income and capital growth by owning a diversified portfolio of recognizable utility corporations (domestic and international) stocks and convertible securities in the electric, natural gas, water, and telecommunications sectors.1 Typical holdings include: Enron, Columbia Energy, GTE, Dynegy and Peco Energy.

This report covers the six-month reporting period from December 1, 1999 through May 31, 2000. It begins with an interview with Richard J. Lazarchic, Vice President, who co-manages the fund with Richard M. Winkowski, Vice President, both of Federated Global Investment Management Corp. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's global investments, and third is the publication of the fund's financial statements.

The fund's performance was affected by the volatility in the technology sector during the reporting period. The fund's assets remained focused on the United States (95.3% of net assets) for defensive purposes and includes a combination of value-oriented electric and natural gas stocks, and growth-intensive telecommunications holdings. Individual share class total return performance for the six-month reporting period, including capital gains, is as follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	1.17%	$2.67	$19.61 to $17.23 = (12.14%)
Class B Shares	0.83%	$2.67	$19.47 to $17.03 = (12.53%)
Class C Shares	0.83%	$2.67	$19.48 to $17.04 = (12.53%)

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, utility securities are interest rate sensitive and a rise in interest rates can cause their value to fall.

2 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (4.39%), (3.98%), and (0.05%), respectively.

Thank you for joining the growing number of shareholders who have entrusted this global utility fund with a portion of their wealth. Remember, adding to your investment account and reinvesting your dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding from the shares you buy today.

We welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2000

Richard Lazarchic

Vice President

Federated Global Investment Management Corp.

Richard Winkowski

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the global utility market? Have utility and telecommunications stocks experienced volatility as other equity sectors have?

There was a drastic change in the utility landscape during the second quarter. The first change was a rapid continuation of sharp drops in many of the fast-growing CLECs (Competitive Local Exchange Carriers), which had led the NASDAQ charge in the preceding six months (i.e., the NASDAQ reached a level of 5000 at its peak). The other major change was on the electric utility side, where many of the distributed energy stocks, like fuel cells and microturbine manufacturers, also gave back many of their gains. The one offsetting sector in the industry was in the natural gas area, where elevated natural gas prices and warmer-than-normal weather throughout the country led to electricity price spikes and interest in the whole energy area.

Technology continues to change both the telecommunication and electric utility markets. In the former area, bandwidth continues to drive wire line growth, while 3G (Third Generation) is beginning to add a new dimension to the fast-growing wireless arena. In the latter area, distributed energy, or high lines reliability, is being demanded more and more from suppliers. Technology will be used to transform today's one-way electric grid into an intelligent, managed power network. In order to achieve this, elaborate backup systems are being formulated utilizing among other devices, fuel cells (still costly), microturbines (small jet engines), fly wheels (bulky, but cheap), solar panels (expensive to install), advanced battery systems and exotic superconductors. All of these combine power storage, superconductivity, and high-speed switching, which will be facilitated by the Internet and advanced communication networks, many of which already exist. Thus, even the stodgy electric utility area is using technology to provide power reliability that, in many cases, now exceeds power costs as a firm's chief consideration.

What were the fund's returns for the six-month reporting period ended on May 31, 2000?

The fund's six-month total returns for Class A, B, and C Shares were 1.17%, 0.83%, and 0.83%, respectively, based on net asset value.1 These returns underperformed the 5.58% average total return of the 100 utility funds tracked by Lipper Analytical Services.2 The fund's returns were, however, greater than the (3.37%) return of the overall world utility market as measured by FT/S&P Global Utility Index.3

What accounted for the fund's performance?

Although Federated World Utility Fund underperformed the domestic utility index, it did outperform its primary benchmark, FT/S&P Global Utility Index, due to changes in the make up of the fund. Even though we had been selling down our overweighted telecommunication positions and adding to natural gas and electric utilities, we were not nimble enough to avoid the huge NASDAQ sell-off during the last two weeks of March. During that time and also during the first half of April, our weighting in telecommunication services went from roughly 75% to 25%, while our traditional utility weighting went from about 10% to over 40% by May 31, 2000.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (4.39%), (3.98%), and (0.05%), respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the category indicated. Lipper returns do not take sales charges into account.

3 FT/S&P Global Utility Index is an unmanaged, market cap-weighted index of utility securities from 24 countries, both developed and emerging markets, with approximately 174 companies. Investments cannot be made in an index.

What were some of the fund's recent purchases?

Recent purchases included the following companies:

Columbia Energy Group (United States; Natural Gas; 4.1% of net assets): Columbia Energy Group is involved in natural gas transmission, natural gas distribution, and exploration for and production of natural gas and oil. The company is also involved in related energy businesses including the marketing of natural gas and electricity, the generation of electricity (primarily fueled by natural gas), and the distribution of propane.

AES Corporation (United States; Electric; 3.5% of net assets): AES and its subsidiaries make up a global power company. AES's electricity generation business consists of sales to wholesale customers (electric utilities, regional electric companies or wholesale commodity markets) for further resale to end users. AES also sells electricity directly to end users through its distribution business.

Dynegy Inc. Class A (United States; Electric; 3.2% of net assets): Dynegy provides energy products and services in North America and the United Kingdom. The company markets natural gas, electricity, coal, natural gas liquids, crude oil, liquid petroleum gas, and related services.

Calpine Corporation (United States; Electric; 2.9% of net assets): Calpine acquires, develops, owns, and operates power generation facilities, as well as sells electricity in the United States. The company also provides thermal energy for industrial customers.

What were the fund's top ten holdings as of May 31, 2000?

The top ten holdings were as follows:

Security name	Country	Percentage of Net assets	Industry
Enron Corporation	United States	4.9%	Utilities
Columbia Energy Corp.	United States	4.1%	Utilities
Peco Energy Co.	United States	3.7%	Electric Utilities: East
KeySpan Corp.	United States	3.5%	Utilities
AES Corporation	United States	3.5%	Utilities
GTE Corp.	United States	3.4%	Major U.S. Telecommunications
Dynegy, Inc., Class A	United States	3.2%	Utilities
CMS Energy Corp.	United States	3.1%	Electric Utilities: Central
Calpine Corporation	United States	2.9%	Utilities
Williams Companies, Inc. (The)	United States	2.8%	Utilities
TOTAL		35.1%

What is your current strategy for the fund's region and country weightings?

We have and continue to feel that we should continue to overweight the United States in our portfolio. This is basically due to the following:

1) Domestic utilities--whether they are in the energy, electric or the telecommunications area--are by far the most numerous and cheapest utilities available worldwide. This is an especially prudent strategy in a uncertain market environment.

2) Worldwide money flows continue to come into the domestic equity markets.

3) Due to the strength of the U.S. dollar and the number of utility companies available, acquisition targets are becoming more home grown.

As of May 31, 2000, the fund's regional and country weightings were as follows:

Region	Percentage of Net Assets
United States	95.3%
Europe	5.1%
Japan	0.6%
Asia (ex-Japan)	0.5%
Country	Percentage of Net Assets
United States	95.3%
Spain	1.3%
United Kingdom	1.0%
Germany	0.8%
Portugal	0.7%
Finland	0.7%
Japan	0.6%
Sweden	0.6%
New Zealand	0.5%

As we reach the mid-point of 2000, what are your comments on telecommunications and Internet-related stocks, which have taken center stage in the utility industry?

Although there continues to be a significant amount of action in both of the main utility sectors, the Internet and advanced technologies are the driving force behind them. Just as people want more and faster telecommunications services, they also want greater electricity reliability. In either case, price is not necessarily the initial driving factor. Normally, it starts out as either a convenience factor (faster, more adaptable Internet connections), or mobile portability, or a loss of forced outages of any length. Ultimately, price becomes a factor, as differing technologies drive down the cost to the point where only the strong survive.

We are keeping track of the technologies as they develop and grow. Because of this, turnover may increase as utilities today are not like the utilities of old, where yield and P/E ratios were the driving forces to a firm's performance. Today, having the right technology, the most reliability, the best patent, or license base may be more important to investors. Thus, our barbell approach of utilizing both old technology companies with new wrinkle, as well as new technology companies with cash availability, seems like the best strategy.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $7,000 in the Class A Shares of Federated World Utility Fund on 4/22/94, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $17,2461 on 5/31/00. You would have earned a 15.90% average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends and you gain the benefit of compounding.

As of 6/30/00, the Class A Shares' 1-year, 5-year and since inception (4/22/94) average annual total returns were 5.20%, 18.04% and 15.47%, respectively. Class B Shares' 1-year and since inception (7/27/95) average annual total returns were 5.27% and 18.08%, respectively. Class C Shares' 1-year and since inception (7/27/95) average annual total returns were 9.58% and 18.26%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for six years (reinvesting all dividends and capital gains) grew to $11,857.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated World Utility Fund on 4/22/94, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $7,000, but your account would have reached a total value of $11,8571 by 5/31/00. You would have earned an average annual total return of 16.78%.

A practical investment plan helps you pursue income through a diversified portfolio primarily invested in domestic and international utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--Investing for Growth

Carol and Vince Snow--a dual-income suburban couple--are building a nest egg for their son Nick's college education.

Carol and Vince invested $10,000 in the Class A Shares of Federated World Utility Fund on April 22, 1994. At the end of each April thereafter, Carol and Vince have added $2,000 to their investment. By May 31, 2000, their account had grown to $43,459, giving them an annual total return of 16.29%.

Now the Snows can feel confident that they can afford a quality education for Nick--whether or not he gets the soccer scholarship that he is hoping for.

The couple is fictional, but the figures are real.

[Graphic Representation Omitted - See Appendix]

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

MAY 31, 2000 (UNAUDITED)

Shares			Value
		COMMON STOCKS--94.4%
		Broadcasting & Publishing--0.7%
10,600		General Motors Corp., Class H	$1,043,437

		Capital Goods--0.5%
481,000		Waste Management NZ Ltd.	759,447

		Cellular Telephone--0.6%
18,700	[1]	Western Wireless Corp., Class A	894,094

		Commercial Services--0.7%
19,387	[1]	Dycom Industries, Inc.	939,058

		Electric Utilities: Central--4.1%
193,000		CMS Energy Corp.	4,390,750
73,000		Utilicorp United, Inc.	1,432,625

		TOTAL	5,823,375

		Electric Utilities: East--6.7%
40,000		Constellation Energy Group	1,372,500
40,000		DQE, Inc.	1,690,000
56,000		Energy East Corp.	1,197,000
120,000		Peco Energy Co.	5,272,500

		TOTAL	9,532,000

		Electric Utilities: South--12.4%
60,000		Duke Energy Corp.	3,495,000
68,000		El Paso Energy Corp.	3,502,000
108,000		Entergy Corp.	3,132,000
63,000		FPL Group, Inc.	3,118,500
100,000		OGE Energy Corp.	1,950,000
83,000		Reliant Energy, Inc.	2,365,500

		TOTAL	17,563,000

		Electric Utilities: West--1.0%
37,500		Montana Power Co.	1,417,969

Shares			Value
		COMMON STOCKS--continued
		Energy--5.0%
101,100		Atmos Energy Corp.	$1,851,394
47,000		Coastal Corp.	2,884,625
55,000		MCN Energy Group, Inc.	1,254,687
34,000		Peoples Energy Corp.	1,153,875

		TOTAL	7,144,581

		Major U.S. Telecommunications-7.6%
34,000		AT&T Corp.	1,179,375
76,500		GTE Corp.	4,838,625
87,000	[1]	MCI Worldcom, Inc.	3,273,375
26,000		Sprint Corp.	1,573,000

		TOTAL	10,864,375

		Non-U.S. Utilities--0.6%
40,000		Union Elec Fenosa	834,057

		Technology--1.5%
9,000	[1]	Harmonic Lightwaves, Inc.	402,187
31,000		Lucent Technologies, Inc.	1,778,625

		TOTAL	2,180,812

		Technology Hardware & Equipment--2.2%
6,300		Corning, Inc.	1,218,656
1		Nortel Networks Corp.	43
12,900	[1]	Plantronics, Inc.	1,101,338
40,000		Telefonaktiebolaget LM Ericsson, Class B, ADR	820,000

		TOTAL	3,140,037

Shares			Value
		COMMON STOCKS--continued
		Telecommunication Services--19.3%
20,150	[1]	Allegiance Telecom, Inc.	$1,065,431
22,000		Alltel Corp.	1,439,625
42,100		BroadWing, Inc.	1,002,506
51,400		Cable & Wireless Communications PLC	857,859
23,000		CenturyTel, Inc.	621,000
33,000	[1]	Firstcom Corp.	459,937
55,500	[1]	Global Crossing Ltd.	1,390,969
17,200	[1]	Level 3 Communications, Inc.	1,312,575
4,200		Mannesmann AG	1,097,149
14,500	[1]	Mastec, Inc.	991,437
81,100	[1]	McLeodUSA, Inc., Class A	1,622,000
45,000	[1]	Metromedia Fiber Network, Inc.	1,392,187
18,600	[1]	NEXTLINK Communications, Inc.	1,303,162
75		Nippon Telegraph & Telephone Corp.	891,324
17,800		Nokia Oyj, Class A, ADR	925,600
94,000		Portugal Telecom SA	1,026,058
37,000	[1]	Qwest Communications International, Inc.	1,565,563
71,276		SBC Communications, Inc.	3,113,870
48,000		Telefonica SA	985,195
7,500		Telephone and Data System, Inc.	795,000
29,000		U.S. West, Inc.	2,088,000
120,490		Vodafone AirTouch PLC	550,084
31,500	[1]	WinStar Communications, Inc.	893,813

		TOTAL	27,390,344

Shares			Value
		COMMON STOCKS--continued
		Utilities--31.5%
57,000	[1]	AES Corp.	$4,973,250
38,000		Avista Corp.	850,250
38,500	[1]	Calpine Corp.	4,078,594
90,000		Columbia Energy Group	5,821,875
25,000		Consolidated Water Co.	182,812
80,000		DTE Energy Co.	2,765,000
43,200		Dominion Resources, Inc.	1,976,400
59,000		Dynegy, Inc.	4,550,375
36,600		Energen Corp.	809,775
95,000		Enron Corp.	6,923,125
165,000		KeySpan Corp.	5,032,500
45,000		NICOR, Inc.	1,650,938
64,000	[1]	Vectren Corp.	1,200,000
95,000		Williams Cos., Inc. (The)	3,948,438

		TOTAL	44,763,332

		TOTAL COMMON STOCKS (IDENTIFIED COST $124,346,860)	134,289,918

		MUTUAL FUND--7.1%[2]
10,054,737		Prime Value Obligations Fund, Class IS	10,054,737

		TOTAL INVESTMENTS (IDENTIFIED COST $134,401,597)[3]	$144,344,655

1 Non-income producing security.

2 Pursuant to an exemptive order, the fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, an affiliate of the fund's adviser. The adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

3 The cost of investments for federal tax purposes amounts to $134,401,597. The net unrealized appreciation of investments on a federal tax basis amounts to $9,943,058, which is comprised of $14,121,618 appreciation and $4,178,560, depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($142,247,305) at May 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $134,401,597)		$144,344,655
Cash denominated in foreign currencies (identified cost $25,390)		25,717
Income receivable		317,165
Receivable for investments sold		2,377,368
Receivable for shares sold		456,160

TOTAL ASSETS		147,521,065

Liabilities:
Payable for investments purchased	$5,064,006
Payable for shares redeemed	189,571
Accrued expenses	20,183

TOTAL LIABILITIES		5,273,760

Net assets for 8,298,974 shares outstanding		$142,247,305

Net Assets Consist of:
Paid in capital		$125,310,449
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		9,945,322
Accumulated net realized gain on investments and foreign currency transactions		7,423,328
Net operating loss		(431,794)

TOTAL NET ASSETS		$142,247,305

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($77,957,052 ÷ 4,523,583 shares outstanding)		$17.23

Offering Price Per Share (100/94.50 of $17.23)[1]		$18.23

Redemption Proceeds Per Share		$17.23

Class B Shares:
Net Asset Value Per Share ($54,033,522 ÷ 3,173,540 shares outstanding)		$17.03

Offering Price Per Share		$17.03

Redemption Proceeds Per Share (94.50/100 of $17.03)[1]		$16.09

Class C Shares:
Net Asset Value Per Share ($10,256,731 ÷ 601,851 shares outstanding)		$17.04

Offering Price Per Share		$17.04

Redemption Proceeds Per Share (99.00/100 of $17.04)[1]		$16.87

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $16,234)			$954,766
Interest			172,714

TOTAL INCOME			1,127,480

Expenses:
Investment adviser fee		$710,808
Administrative personnel and services fee		92,501
Custodian fees		18,894
Transfer and dividend disbursing agent fees and expenses		60,440
Directors'/Trustees' fees		976
Auditing fees		8,443
Legal fees		4,947
Portfolio accounting fees		40,237
Distribution services fee--Class A Shares		98,849
Distribution services fee--Class B Shares		200,349
Distribution services fee--Class C Shares		36,209
Shareholder services fee--Class A Shares		98,849
Shareholder services fee--Class B Shares		66,783
Shareholder services fee--Class C Shares		12,070
Share registration costs		26,136
Printing and postage		28,604
Insurance premiums		719
Taxes		5,432
Miscellaneous		7,910

TOTAL EXPENSES		1,519,156

Waivers and Reimbursements:
Waiver of distribution services fee--Class A Shares	$(98,849)
Reimbursement of investment advisory fee	(18)

TOTAL WAIVERS AND REIMBURSEMENTS	(98,867)

Net expenses			1,420,289

Net operating loss			(292,809)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on investments and foreign currency transactions			7,642,038
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency			(9,646,978)

Net realized and unrealized loss on investments and foreign currency			(2,004,940)

Change in net assets resulting from operations			$(2,297,749)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) May 31, 2000	Year Ended November 30, 1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(292,809)	$(94,634)
Net realized gain on investments and foreign currency transactions ($7,642,038 and $16,270,614, respectively, as computed for federal tax purposes)	7,642,038	15,963,051
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(9,646,978)	8,167,969

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,297,749)	24,036,386

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(86,379)
Class B Shares	--	--
Class C Shares	--	--
Class F Shares	--	(17,931)[1]
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(8,931,646)	(2,235,269)
Class B Shares	(6,033,088)	(1,829,263)
Class C Shares	(965,046)	(272,174)
Class F Shares	--	(930,397)[1]

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(15,929,780)	(5,371,413)

Share Transactions:
Proceeds from sale of shares	69,542,682	81,045,813
Net asset value of shares issued to shareholders in payment of distributions declared	14,138,734	4,734,104
Cost of shares redeemed	(39,067,979)	(54,340,186)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	44,613,437	31,439,731

Change in net assets	26,385,908	50,104,704

Net Assets:
Beginning of period	115,861,397	65,756,693

End of period	$142,247,305	$115,861,397

1 Reflects changes in net assets for the period from December 1, 1998 to February 28, 1999. On March 1, 1999, Class F Shares were reclassified as Class A Shares.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996	1995
Net Asset Value, Beginning of Period	$19.61	$16.24	$14.16	$12.69	$10.96	$ 9.67
Income From Investment Operations:
Net investment income (net operating loss)	(0.01)	0.03	0.23	0.28	0.43	0.42
Net realized and unrealized gain on investments and foreign currency transactions	0.30	4.68	2.55	2.00	1.67	1.27

TOTAL FROM INVESTMENT OPERATIONS	0.29	4.71	2.78	2.28	2.10	1.69

Less Distributions:
Distributions from net investment income	--	(0.04)	(0.26)	(0.38)	(0.37)	(0.40)
Distributions from net realized gain on investments and foreign currency transactions	(2.67)	(1.30)	(0.44)	(0.43)	--	--

TOTAL DISTRIBUTIONS	(2.67)	(1.34)	(0.70)	(0.81)	(0.37)	(0.40)

Net Asset Value, End of Period	$17.23	$19.61	$16.24	$14.16	$12.69	$10.96

Total Return[1]	1.17%	31.41%	20.42%	19.08%	19.54%	17.94%

Ratios to Average Net Assets:

Expenses	1.67%[2]	1.61%	1.52%	1.40%	1.05%	0.25%

Net investment income (net operating loss)	(0.08%)[2]	0.21%	1.71%	2.16%	3.87%	4.39%

Expense waiver/reimbursement[3]	0.25%[2]	0.37%	0.81%	1.49%	3.11%	4.78%

Supplemental Data:

Net assets, end of period (000 omitted)	$77,957	$65,071	$28,022	$20,394	$12,671	$8,875

Portfolio turnover	117%	169%	139%	52%	50%	46%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996	1995 [1]
Net Asset Value, Beginning of Period	$19.47	$16.19	$14.12	$12.68	$10.95	$10.53
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)	(0.07)	0.12	0.21	0.35	0.11
Net realized and unrealized gain on Investments and foreign currency transactions	0.27	4.65	2.54	1.95	1.67	0.41

TOTAL FROM INVESTMENT OPERATIONS	0.23	4.58	2.66	2.16	2.02	0.52

Less Distributions:
Distributions from net investment income	--	--	(0.15)	(0.29)	(0.29)	(0.10)
Distributions from net realized gain on investments and foreign currency transactions	(2.67)	(1.30)	(0.44)	(0.43)	--	--

TOTAL DISTRIBUTIONS	(2.67)	(1.30)	(0.59)	(0.72)	(0.29)	(0.10)

Net Asset Value, End of Period	$17.03	$19.47	$16.19	$14.12	$12.68	$10.95

Total Return[2]	0.83%	30.57%	19.53%	18.04%	18.79%	5.00%

Ratios to Average Net Assets:

Expenses	2.42%[3]	2.36%	2.27%	2.15%	1.80%	1.00%[3]

Net investment income (net operating loss)	(0.82%)[3]	(0.54%)	0.96%	1.36%	3.18%	2.99%[3]

Expense waiver/reimbursement[4]	--	0.37%	0.81%	1.49%	3.11%	4.78%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$54,034	$43,969	$22,793	$15,177	$4,091	$1,068

Portfolio turnover	117%	169%	139%	52%	50%	46%

1 Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) May 31,	Year Ended November 30,
	2000	1999	1998	1997	1996	1995 [1]
Net Asset Value, Beginning of Period	$19.48	$16.21	$14.14	$12.67	$10.95	$10.53
Income From Investment Operations:
Net investment income (net operating loss)	(0.03)	(0.06)	0.12	0.19	0.33	0.15
Net realized and unrealized gain on investment and foreign currency transactions	0.26	4.63	2.54	2.00	1.68	0.37

TOTAL FROM INVESTMENT OPERATIONS	0.23	4.57	2.66	2.19	2.01	0.52

Less Distributions:
Distributions from net investment income	--	--	(0.15)	(0.29)	(0.29)	(0.10)
Distributions from net realized gain on investments and foreign currency transactions	(2.67)	(1.30)	(0.44)	(0.43)	--	--

TOTAL DISTRIBUTIONS	(2.67)	(1.30)	(0.59)	(0.72)	(0.29)	(0.10)

Net Asset Value, End of Period	$17.04	$19.48	$16.21	$14.14	$12.67	$10.95

Total Return[2]	0.83%	30.46%	19.50%	18.24%	18.61%	4.92%

Ratios to Average Net Assets:

Expenses	2.42%[3]	2.36%	2.27%	2.15%	1.80%	1.00%[3]

Net investment income (net operating loss)	(0.82%)[3]	(0.54%)	0.96%	1.39%	3.17%	3.03%[3]

Expense waiver/reimbursement[4]	--	0.37%	0.81%	1.49%	3.11%	4.77%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$10,257	$6,821	$3,276	$1,923	$1,072	$374

Portfolio turnover	117%	169%	139%	52%	50%	46%

1 Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's investment objective is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over-the-counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency valuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At May 31, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2000, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A	200,000,000
Class B	100,000,000
Class C	100,000,000
TOTAL	400,000,000

Transactions in capital stock were as follows:

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,453,857	$47,388,728	2,252,972	$53,363,120
Shares issued to shareholders in payment of distributions declared	450,164	7,945,400	138,771	2,105,391
Shares redeemed	(1,698,437)	(32,661,504)	(799,200)	(33,311,972)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,205,584	$22,672,624	1,592,543	$22,156,539

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	879,011	$16,864,741	1,119,611	$19,106,919
Shares issued to shareholders in payment of distributions declared	304,021	5,317,330	108,531	1,642,078
Shares redeemed	(268,187)	(5,188,817)	(376,905)	(6,504,935)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	914,845	$16,993,254	851,237	$14,244,062

	Six Months Ended May 31, 2000		Year Ended November 30, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	268,142	$5,289,213	198,302	$3,440,959
Shares issued to shareholders in payment of distributions declared	50,029	876,004	16,370	248,016
Shares redeemed	(66,411)	(1,217,658)	(66,625)	(1,168,143)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	251,760	$4,947,559	148,047	$2,520,832

	Six Months Ended May 31, 2000		Period Ended February 28, 1999[1]
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	--	--	55,364	$5,134,815
Shares issued to shareholders in payment of distributions declared	--	--	48,754	738,619
Shares redeemed	--	--	(822,654)	(13,355,136)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	--	--	(718,536)	$(7,481,702)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,372,189	$44,613,437	1,873,291	$31,439,731

1 On March 1, 1999, Class F Shares were reclassified as Class A Shares.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2000, were as follows:

Purchases	$179,311,605

Sales	$158,817,670

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not utilize the LOC during the six months ended May 31, 2000.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

G. ANDREW BONNEWELL

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF MAY 31, 2000

Federated World Utility Fund

Established 1994

7TH SEMI-ANNUAL REPORT

Federated
Federated World Utility Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U672
Cusip 31428U664
Cusip 31428U656

G00259-05 (7/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

                                    APPENDIX

FEDERATED EUROPEAN GROWTH FUND SEMI-ANNUAL REPORT

PAGE 8. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 5/31/00. The "y" axis is measured in increments of $2,000 ranging from $0 to
$12,000 and indicates that the ending value of a hypothetical initial investment of $5,000 in Federated European Growth Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $9,831 on May
31, 2000.

PAGE 9. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 5/31/00. The "y" axis is measured in increments of $1,000 ranging from $0 to
$8,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and three subsequent investments of $1,000 in Federated European
Growth Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $6,735 on May 31, 2000.

FEDERATED INTERNATIONAL SMALL COMPANY FUND SEMI-ANNUAL REPORT

PAGE 8. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 5/31/00. The "y" axis is measured in increments of $5,000 ranging from $0 to
$25,000 and indicates that the ending value of a hypothetical initial investment of $5,000 in Federated International Small Company Fund's Class A Shares,
assuming the reinvestment of capital gains and dividends, would have grown to
$16,634 on May 31, 2000.

PAGE 9. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/28/96 to 5/31/00. The "y" axis is measured in increments of $1,000 ranging from $0 to
$15,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and three subsequent investments of $1,000 in Federated International
Small Company Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $10,129 on May 31, 2000.

FEDERATED WORLD UTILITY FUND SEMI-ANNUAL REPORT

PAGE 8. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 5/31/00. The "y" axis is measured in increments of $5,000 ranging from $0 to
$20,000 and indicates that the ending value of a hypothetical initial investment of $7,000 in Federated World Utility Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $17,146 on May
31, 2000.

PAGE 8. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 5/31/00. The "y" axis is measured in increments of $3,000 ranging from $0 to
$15,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and six subsequent investments of $1,000 in Federated World Utility
Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $11,857 on May 31, 2000.

PAGE 9. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/22/94 to 5/31/00. The "y" axis is measured in increments of $10,000 ranging from $0 to
$50,000 and indicates that the ending value of a hypothetical initial investment of $10,000 on 4/22/94 and six subsequent investments of $2,000 in Federated
World Utility Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $43,459 on May 31, 2000.